Exhibit 10.7

EXECUTION VERSION

SGI PARTNERSHIP

as Borrower

and

THE LENDERS LISTED

ON THE SIGNATURE PAGES

as Lenders

and

SAF JACKSON II LP

as Administrative Agent

CREDIT AGREEMENT

June 27, 2019

(i)

(ii)

ADDENDA

SCHEDULE A LENDERS AND COMMITMENTS
SCHEDULE 4.1(d)(iii)	SECURITY DOCUMENTS
SCHEDULE 5.1(a)	JURISDICTIONS OF INCORPORATION
SCHEDULE 5.1(i)	OWNED PROPERTIES
SCHEDULE 5.1(l)	OWNED PROPERTIES
SCHEDULE 5.1(t)	ENVIRONMENTAL COMPLIANCE
SCHEDULE 5.1(y)	MATERIAL AGREEMENT COMPLIANCE
SCHEDULE 5.1(cc)(i)-(iv)	CORPORATE STRUCTURE
EXHIBIT A SHAREHOLDERS OF SUNDIAL GROWERS INC.
EXHIBIT B CORPORATE ORGANIZATIONAL CHART
EXHIBIT C CORPORATE ORGANIZATIONAL CHART
EXHIBIT D CORPORATE ORGANIZATIONAL CHART
SCHEDULE 5.1(jj)(i)	LOCATION OF BUSINESS AND ASSETS
SCHEDULE 5.1(jj)(ii)	MATERIAL LICENSES
SCHEDULE 5.1(jj)(iii)	INTELLECTUAL PROPERTY
SCHEDULE 5.1(jj)(iv)	LITIGATION
SCHEDULE 5.1(jj)(v)	MATERIAL AGREEMENTS
EXHIBIT 2.10	FORM OF EXTENSION REQUEST
EXHIBIT 3.2(1)	FORM OF BORROWING NOTICE
EXHIBIT 4.1(d)(iii)	FORM OF WARRANT
EXHIBIT 6.1(a)(iv)	FORM OF COMPLIANCE CERTIFICATE
SCHEDULE I	SQUARE FOOTAGE DEDICATION AND GROSS MARGIN
SCHEDULE II UK LEVERAGE RATIO
SCHEDULE III LEVERAGE RATIO
EXHIBIT 9.15 FORM OF NOTICE OF REGISTERED SECURED CREDITOR
EXHIBIT 10.6(2) FORM OF ASSIGNMENT AND ASSUMPTION

(iii)

CREDIT AGREEMENT

Credit Agreement dated June 27, 2019 among SGI Partnership, as Borrower, the lenders from time to time party hereto, as Lenders, and SAF Jackson II LP, as Administrative Agent.

Article 1

INTERPRETATION

Section 1.1 Defined Terms.

As used in this Agreement, the following terms have the following meanings:

“2019 Convertible Debentures” means the 12% unsecured subordinated convertible notes issued by the Parent in the aggregate principal amount not to exceed $28,900,000 with maturity dates which range from October 15, 2019 to November 15, 2019.

“40% Warrant” means a warrant issued by the Parent to the Administrative Agent substantially in the form of Exhibit 4.1(d)(iii).

“60% Warrant” means a warrant issued by the Parent to the Administrative Agent substantially in the form of Exhibit 4.1(d)(iii).

“Accommodation” means an Advance made by a Lender on the occasion of any Borrowing.

“Accommodations Outstanding” means, in relation to the Borrower and any Lender at any time under the Credit Facility, an amount equal to the sum of the aggregate principal amount of all outstanding Advances made by the Lender under the Credit Facility (which for certainty includes the amount of the 6.0% original issue discount), and, in relation to the Borrower and all Lenders at any time under the Credit Facility, means the sum of the Accommodations Outstanding under the Credit Facility to each Lender (which for certainty includes the amount of the 6.0% original issue discount).

“Acquisition” means, with respect to any Credit Party, any purchase or other acquisition, including any such purchase or other acquisition effected by way of amalgamation, merger, arrangement, business combination or other form of corporate reorganization, or by way of purchase, lease or other acquisition arrangements, of (a) the Equity Securities of any other Person (including by acquisition of equity securities of such other Person), (b) the property of any other Person, or (c) any division, business, operations or undertaking of any other Person.

“Administrative Agent” means SAF Jackson II LP as administrative agent for the Lenders under this Agreement and the other Credit Documents, and any successor administrative agent appointed pursuant to Section 9.8, and their successors and permitted assigns.

“Advances” means advances made by a Lender pursuant to Article 3 and “Advance” means any one of such advances.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” means this credit agreement as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time; and the expressions “Article” and “Section” followed by a number mean and refer to the specified Article or Section of this Agreement.

“Agreement for Lease” means an agreement to grant a Lease for all or part of the Owned Property.

“Annual Business Plan” means, for any Financial Year, (i) quarterly detailed pro forma consolidated balance sheets, statements of earnings and statements of cash flows of the Credit Parties for the Financial Year prepared in accordance with GAAP, as approved by the board of directors of the Parent, and (ii) a capital expenditure program setting forth Capital Expenditures proposed to be made in the Financial Year.

“Annual Review Fee” has the meaning specified in Section 2.7(3).

“Anti-Terrorism Laws” means any law, judgment, order, executive order, decree, ordinance, rule or regulation related to terrorism financing, money laundering or Sanctions including Part II. 1 of the Criminal Code, R.S.C. 1985, c.C-46, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, S.C. 2000, c. 17, and regulations promulgated pursuant to the Special Economic Measures Act, S.C. 1992, c. 17, the United Nations Act, R.S.C. 1985, c. U-2 and the Justice for Victims of Corrupt Foreign Officials Act, S.C. 2017, c. 21.

“Applicable Law” means, (a) any domestic or foreign statute, law (including common and civil law), treaty, code, ordinance, rule, regulation, restriction or by-law (zoning or otherwise); (b) any judgment, order, writ, injunction, determination, decision, ruling, decree or award; (c) any regulatory policy, practice, guideline or directive; or (d) any franchise, licence, qualification, authorization, consent, exemption, waiver, right, permit or other approval of any Governmental Authority, binding on or affecting the Person referred to in the context in which the term is used or binding on or affecting the Assets of such Person, in each case whether or not having the force of law.

“Applicable Maturity Date” means (a) with respect to Tranche A, the Tranche A Maturity Date and (b) with respect to Tranche B, the Tranche B Maturity Date.

“Applicable Premium” means, in respect of any amount of the Accommodations Outstanding prepaid pursuant to Section 2.5(2)(a) or Section 2.5(2)(b) (any such amount being a “Base Amount”), 2.5% of the Base Amount.

“Asset” means, with respect to any Person, any property (including real property), assets and undertakings of such Person of every kind and wheresoever situate, whether now owned or hereafter acquired (and, for greater certainty, includes any equity or like interest of such Person in any other Person).

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and any Person who is or becomes an assignee in accordance with this Agreement, in substantially the form of Exhibit 10.6(2).

“ATB Loan Parties” has the meaning given to it in Intercreditor Agreement.

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

“Board of Directors” means, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person, (ii) in the case of any limited liability company, the board of managers of such Person, (iii) in the case of any partnership, the board of directors of the general partner of such Person and (iv) in any other case, the functional equivalent of the foregoing.

“Borrower” means, at any time, SGI Partnership, a general partnership formed under the laws of Alberta, and its successors and permitted assigns.

“Borrowing” means a borrowing consisting of one or more Advances.

“Borrowing Notice” has the meaning specified in Section 3.2.

“Bridge Farm Property” means the lands and buildings at Bridge Farm, Horseshoe Road, Spalding, Lincolnshire leasehold title registered at HM Land Registry under title number LL378270.

“Buildings and Fixtures” means all plant, buildings, structures, erections, improvements, appurtenances and fixtures (including fixed machinery and fixed equipment) situate on any of the Subject Properties.

“Business” means business of cultivating, producing, processing, packaging and marketing plant, herbs, microgreens, salads, seasonal flowers and cannabis products for distribution and sale, and including, as the case may be, the importation or export of such plant, herbs, microgreens, salads, seasonal flowers and cannabis products and all other ancillary activities related to the foregoing.

“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which banks are closed for business in Calgary, Alberta or London, England.

“Canadian Credit Parties” means the Borrower, the Parent, Sundial Managing Partner Inc., Kamcan Products Inc., 2011296 Alberta Inc., Sprout Technologies Inc. and any other Material Subsidiary of the Parent that is incorporated, organized or resident in Canada or any province or territory thereof.

“Cannabis Act” means the Cannabis Act, SC 2018, c. 16.

“Cannabis Laws” means the Cannabis Act and all other applicable laws with respect to the cultivation, production and purchase/sale (including import and export) of cannabis (other than laws of general application).

“Cannabis License” means the Health Canada License, the DFLU License and the UK Hemp Licence.

“Capital Expenditures” means all expenditures made by a Person required to be capitalized in accordance with GAAP.

“Capital Lease” means a lease that would, in accordance with GAAP, be treated as a balance sheet liability.

“Cash Equivalents” means any of the following: (i) securities issued, guaranteed or insured by the government of Canada or any province, or the United States of America or any state, maturing not more than one year from the date of acquisition thereof, and (ii) term deposits, certificates of deposit or overnight bank deposits having maturities of not more than six months from the date of acquisition issued by a Lender or any commercial bank organized under the laws of Canada or the United States or any state thereof having combined capital and surplus of not less than $500,000,000 (or the Equivalent Amount in any other currency).

“Cash Proceeds of Realization” means the aggregate of (i) all Proceeds of Realization in the form of cash and (ii) all cash proceeds of the sale or disposition of non-cash Proceeds of Realization, in each case expressed in Dollars.

“CEO Transaction” means the loan by the Parent to its Chief Executive Officer of an amount not exceeding $400,000 concurrently with the purchase by the Chief Executive Officer of Equity Securities in the Parent for a purchase price of $1,000,000.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption, making, issuance or taking effect of any Applicable Law, (b) any change in any Applicable Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) compliance by any Lender with any request, rule, regulation, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

“Change of Control” means: (a) any person or persons acting jointly or in concert (within the meaning of the Securities Act (Alberta)), will acquire ownership or control, directly or indirectly, the equity securities in the capital of the Parent which have or represent more than 51% of all the votes entitled to be cast by shareholders for an election of the Board of Directors of the Parent; (b) the Parent transfers all or substantially all of its assets to any other Person if that transfer is not otherwise permitted by the other provisions of this Agreement; (c) any one of the Credit Parties ceases to be a wholly-owned Subsidiary of the Parent; (d) prior to a Qualified IPO there is a change in both (i) the Chief Executive Officer, and (ii) the Executive Chairman of the board of directors, of the Parent and such persons are not replaced by a person acceptable to the Majority Lenders, acting reasonably.

“Clay Lake Bank Property” means the lands and buildings at Clay Lake Bank, Spalding, Lincolnshire freehold title registered at HM Land Registry under title number LL382598.

“Collateral” means any and all Assets in respect of which the Administrative Agent or any Secured Creditor has or will have or is intended to have a Lien pursuant to a Security Document.

“CMS” means CMS Cameron McKenna Nabarro Olswang LLP, counsel to the Administrative Agent and Secured Creditors.

“Commitment” means, at any time, in respect of a Lender, the maximum amount of Accommodations which such Lender has covenanted to make under the Credit Facility, as set forth in Schedule A (which shall be amended and distributed to all parties by the Administrative Agent from time to time as other Persons become Lenders or to reflect any reduction in the Commitment in accordance with the terms hereof), and which for greater certainty shall in each case be reduced by such Lender’s rateable share of the amount of any permanent repayments or reductions required or made hereunder with respect to the Credit Facility.

“Compliance Certificate” means a certificate of the Borrower substantially in the form of Exhibit 6.1(a)(iv), signed on its behalf by its chief financial officer or any other officer acceptable to the Administrative Agent.

“Consolidated Depreciation Expense” means, for any period, depreciation, amortization and other non-cash expenses of the Credit Parties which reduce Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDA” means, for any period, Consolidated Net Income,

(a)	increased, to the extent deducted in calculating Consolidated Net Income, by the sum of (without duplication):

(i)	Consolidated Interest Charges;

(ii)	all income taxes of the Credit Parties accrued in accordance with GAAP for such period;

(iii)	Consolidated Depreciation Expense;

(iv)	items classified as extraordinary, unusual or non-recurring losses;

(v)	any other non-cash items reducing Consolidated Net Income;

(b)	decreased, to the extent included in calculating Consolidated Net Income, by (without duplication):

(i)	items classified as extraordinary, unusual or non-recurring gains; and

(ii)	any other non-cash items increasing Consolidated Net Income for such period.

For purposes of calculating Consolidated EBITDA, the Consolidated EBITDA shall be based on a trailing period of four (4) consecutive Financial Quarters; provided, however, that the Consolidated EBITDA component of any financial ratio shall be calculated using (i) the Consolidated EBITDA for the Financial Quarter ending March 31, 2020 multiplied by four, (ii) the aggregate quarterly Consolidated EBITDA for the Financial Quarters ending March 31, 2020 and June 30, 2020 multiplied by two and (iii) the aggregate quarterly Consolidated EBITDA for the Financial Quarters ending March 31, 2020, June 30, 2020 and September 30, 2020 multiplied by four-thirds.

“Consolidated Indebtedness” means at any time the aggregate stated balance sheet amount of all Debt of the Credit Parties determined on a consolidated basis plus, to the extent not included in Debt, any indebtedness of the Credit Parties in respect of receivables sold or discounted (other than to the extent they are sold on a non-recourse basis) less balance sheet cash of the Credit Parties, and where applicable less Permitted Intercompany Debt, the 2019 Convertible Debentures and the Pre-IPO Convertible Debentures and other unsecured convertible debentures issued from time to time.

“Consolidated Interest Charges” means, for any period, for the Credit Parties, the sum of (without duplication of amounts added) (i) the aggregate amount of interest expense (including imputed interest with respect to Capital Lease obligations) accrued during such period on a consolidated basis in accordance with GAAP, (ii) all capitalized interest during such period, (iii) the net amount payable (or less the net amount receivable) by the Credit Parties under any interest rate swap, cap or collar arrangements or similar arrangements during such period, and (iv) the aggregate of all purchase discounts relating to the sale of accounts receivable in connection with any asset securitization program.

“Consolidated Net Income” means, for any period, the net income (loss) of the Credit Parties determined on a consolidated basis in accordance with GAAP; provided however, that there shall be excluded therefrom (i) the net income (or loss) of any Person accrued prior to the date it becomes a Material Subsidiary or is merged into, amalgamated with or consolidated with the Credit Parties, (ii) the net income (but not loss) of any Material Subsidiary to the extent that the declaration of distributions by that Material Subsidiary of that income is restricted by a contract, operation of law or otherwise, (iii) the net income (or loss) of any Person (other than a Subsidiary) in which any Credit Party has an ownership interest, except to the extent that any such income is actually received by such Credit Party in the form of dividends or similar distributions, and (iv) in the case of a successor to the Parent by consolidation or merger or as a transferee of the Parent’s assets, any earnings of the successor corporation prior to the consolidation, merger or transfer of assets.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have corresponding meanings.

“Credit Documents” means this Agreement, the Security Documents, the Warrants, the Intercreditor Agreement, the Secured Derivatives Agreements and all other documents to be executed and delivered to the Administrative Agent and the Lenders, or any of them, by the Credit Parties, or any of them, from time to time in connection with this Agreement or any other Credit Document.

“Credit Facility” means the term credit facility to be made available to the Borrower under this Agreement for the purposes set out in Section 2.3.

“Credit Parties” means the Canadian Credit Parties and the UK Credit Parties.

“Debt” of any Person means (without duplication):

(a)	all indebtedness of such Person for borrowed money, including borrowings of commodities, prepaid forward sales of commodities, bankers’ acceptances, letters of credit or letters of guarantee;

(b)

all indebtedness of such Person for the deferred purchase price of Assets or services, other than for Assets and services purchased in the ordinary course of business and paid for in accordance with customary practice and not represented by a note, bond, debenture or other evidence of Debt;

(c)

all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Assets acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Assets);

(d)	all obligations of such Person represented by a note, bond, debenture or other evidence of Debt;

(e)	all obligations under Capital Leases and all obligations under synthetic leases, in each case, in respect of which such Person is liable as lessee;

(f)

all obligations with respect to any Equity Securities in the capital of the Person which, by their terms (or by the terms of any security into which they are convertible or for which they are exchangeable), or upon the happening of any event (i) mature or are mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) are redeemable for cash or debt at the sole option of the holder, or (iii) provide for scheduled payments of dividends in cash, in each case, on or prior to the latest Applicable Maturity Date;

(g)	the net amount payable by such Person under Derivatives Agreements, provided that such amount shall only constitute Debt if such Derivatives Agreements have been closed out or terminated; and

(h)

all Debt of another entity of a type described in clauses (a) through (g) which is directly or indirectly guaranteed by such Person, which is secured by a Lien on any Assets of such Person, which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire, or in respect of which such Person has otherwise assured a creditor or other entity against loss.

The Debt of any Person shall include the Debt of any other entity (including a partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or relationship with such entity, except (other than in the case of general partner liability) to the extent that the terms of such Debt expressly provide that such Person is not liable therefor.

“Default” means an event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

“Derivatives Agreement” means any agreement relating to a transaction of a type commonly considered to be a derivatives or hedging transaction or any combination of such transactions, in each case, whether relating to one or more of currencies, interest, commodities, securities or other matters, including (i) any option, collar, floor or cap, (ii) any forward contract, and (iii) any rate swap, basis swap, commodity swap, cross-currency swap or other swap or contract for differences.

“Derivatives Lender” means each Person that enters into a Secured Derivatives Agreement at a time when such Person is a Lender or an Affiliate of a Lender, in its capacity as a party to such Secured Derivatives Agreement (and not, for greater certainty, to the extent applicable, in its capacity as a lender or creditor under a Finance Document which is not a Secured Derivatives Agreement), and has delivered a notice to the Administrative Agent substantially in the form of Exhibit 9.15.

“Derivatives Obligations” means all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Credit Parties, or any of them, to the Derivatives Lenders, or any of them, under, in connection with or pursuant to the Secured Derivatives Agreements.

“DFLU” means the Home Office Drugs & Firearms Licencing Unit.

“DFLU License” means, collectively, any license issued by the DFLU, including without limitation license dated January 2, 2019 issued by the DFLU to Bridge Farm Nurseries Limited in connection with the possession and cultivation of Low THC Cannabis.

“Disclosure Letter” means the Completion Disclosure Letter (as defined in the UK Acquisition Agreement).

“Disposition” means, with respect to any Asset of any Person, any direct or indirect sale, lease (where such Person is the lessor), assignment, cession, transfer, exchange, conveyance, release or gift of such Asset, including by means of a sale and leaseback transaction, or any reorganization, consolidation, amalgamation or merger of such Person pursuant to which such Asset becomes the property of any other Person; and “Dispose” and “Disposed” have meanings correlative thereto.

“Dollars”, and “$” each means lawful money of Canada.

“Environmental Laws” means all Applicable Laws and agreements with a Governmental Authority relating to pollution, public health, the protection of the environment, the release of hazardous substances, wastes, air emissions and discharges to water or public systems, materials and occupational health and safety.

“Environmental Liabilities” means all liabilities imposed by, under or pursuant to Environmental Laws or which relate to the existence of contaminants on, under or about the Subject Properties.

“Escrow Account” means an account of CMS in which the net proceeds of the initial Advance hereunder shall be deposited.

“Equity Securities” means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person’s capital, including any interest in a partnership, limited partnership or other similar Person and any beneficial interest in a trust, and any and all rights, warrants, options or other rights exchangeable for or convertible into any of the foregoing.

“Equivalent Amount” means, on any day with respect to any two currencies, the amount obtained in one such currency (the “first currency”) when an amount in the other currency is converted into the first currency using the Bank of Canada spot rate for the conversion of the applicable amount of the other currency into the first currency in effect as of 2:30 p.m. (Calgary time) on the immediately preceding Business Day or, in the absence of such a spot rate on such day, using such other rate as the Administrative Agent may reasonably select.

“Event of Default” has the meaning specified in Section 8.1.

“Excluded Property” means: (i) any governmental licenses or local franchises, charters and authorizations to the extent any security interest therein is prohibited or restricted thereby or Applicable Law (excluding the proceeds therefrom), (ii) goods, chattel paper, investment property, documents of title, instruments, money or intangibles in which a pledge or security interest is prohibited or restricted by any Applicable Law (including any requirement to obtain the consent of any governmental or third party authority), (iii) any lease, license or agreement or any goods, chattel paper, investment property, documents of title, instruments, money or intangibles subject thereto or similar arrangement (including Capital Leases) to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or similar arrangement or create a right of termination in favor of any other party thereto after giving effect to the applicable anti-assignment provisions of the PPSA or other Applicable Law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the PPSA or other Applicable Law notwithstanding such prohibition, (iv) any Equity Interests in any Subsidiary that is not a Credit Party, (vi) “consumer goods” as defined in the PPSA in which any Credit Party formed under the laws of Canada or any Province or Territory thereof may now or hereafter have rights or which are located in any common law Province or Territory of Canada and (vi) the last day of the term of any lease or sublease of real property or any agreement for a lease or sublease of real property, now held or hereafter acquired by a Credit Party, but such Credit party will stand possessed of any such last day upon trust to assign and dispose of it as the Administrative Agent may reasonably direct; provided, however, that Excluded Property shall not include any proceeds, substitutions or replacements of any Excluded Property referred to in clauses (i) through (vi), unless such proceeds, substitutions or replacements would constitute Excluded Property referred to in clauses (i) through (vi); provided further that, to the extent that such property constitutes “Excluded Property” due to the failure of a Credit Party to obtain consent as described herein, such Credit Party shall use its commercially reasonable efforts to obtain such consent, and, upon obtaining such consent, such property shall cease to constitute “Excluded Property”.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Credit Parties hereunder, (a) Taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes or any similar tax imposed by any jurisdiction in which the Lender is located and (c) in the case of a Foreign Lender, any withholding tax that is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 7.2(5). For greater certainty, for purposes of clause (c) above, a withholding tax includes any Tax that a Foreign Lender is required to pay pursuant to Part XIII of the Income Tax Act (Canada) or any successor provision thereto.

“Extension Request” means a request to extend the Applicable Maturity Date substantially in the form of Exhibit 2.10.

“Fees” means the fees payable by the Borrower under this Agreement.

“Financial Model” means the computer spreadsheet financial model delivered by the Borrower on or prior to the Tranche A Closing Date which (a) was prepared by the Parent and based upon assumptions and a methodology agreed to by the Borrower and the Lenders to carry out the economic and financial assessment of the Business and (b) reflects, among other things, the Parent’s annual corporate budgets, a projection of operating results for the Parent and its Subsidiaries over a period ending no sooner than the latest Applicable Maturity Date, and the Parent’s projected financial statements, financial covenant ratios and the sources and uses of funds for the Business, as amended in accordance with this Agreement.

“Financial Quarter” means a period of three consecutive months in each Financial Year ending on March 31, June 30, September 30 and December 31 of such year.

“Financial Year” means the financial year commencing on January 1st of each calendar year and ending on December 31st of such year.

“Foreign Lender” means any Lender that is not organized under the laws of the jurisdiction in which the Borrower is resident for tax purposes by application of the laws of that jurisdiction and that is not otherwise considered or deemed in respect of any amount payable to it hereunder or under any Credit Document to be resident for income tax or withholding tax purposes in the jurisdiction in which the Borrower is resident for tax purposes by application of the laws of that jurisdiction. For the purposes of this definition, Canada and each province and territory thereof shall be deemed to constitute a single jurisdiction and the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“GAAP” means accounting principles generally accepted in Canada as set out in the CPA Canada Handbook—Accounting at the relevant time applied on a consistent basis.

“Governmental Authority” means the government of Canada, the United Kingdom or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including any supranational bodies such as the European Union or the European Central Bank and including a Minister of the Crown, Superintendent of Financial Institutions or other comparable authority or agency, any securities exchange and any self-regulatory organization.

“Guarantee” of or by any Person (in this definition, the “guarantor”) means (a) any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Debt or other obligation of any other Person (in this definition, the “primary credit party”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to purchase or lease property, securities or services for the purpose of assuring the holder of such Debt or other obligation of the payment thereof, (iii) to maintain working capital, equity capital solvency, or any other balance sheet, income statement or other financial statement condition or liquidity of the primary credit party so as to enable the primary credit party to pay such Debt or other obligation, (iv) as an account party in respect of any letter of credit or letter of guarantee issued to support such Debt or other obligation, or (v) entered into for the purpose of assuring in any other manner the holder of such Debt or other obligation of the payment or performance thereof or to protect such holder against loss in respect thereof (in whole or in part), or (b) any Lien on any Assets of the guarantor securing any Debt or other obligation of the primary credit party, whether or not such Debt or other obligation is assumed by the guarantor (or any right, contingent or otherwise, of any holder of such Debt or other obligation to obtain any such Lien); provided, however, if such Debt or other obligation has not been assumed, the amount of such Guarantee shall be the lesser of the amount of the Debt or other obligation so secured and the value of the Assets to which a Lien has attached. The term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee in respect of Debt shall be deemed to be an amount equal to the stated or determinable amount of the related Debt or obligation (unless the Guarantee is limited by its terms to a lesser amount, in which case to the extent of such amount) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guarantor in good faith.

“Headlease” means a lease under which a Credit Party holds title to all or any part of an Owned Property.

“Health Canada License” means, collectively, any licence issued by Health Canada to any of the Credit Parties in respect of the Business, including without limitation: (a) licence no. LIC-K8399K3QIB-2018 dated November 8, 2018 granted to the Parent to cultivate cannabis pursuant to the Cannabis Act at 6102 48th Avenue, Olds, AB T4H 1V1, as supplemented by license no. LIC-K8399K3QIB-2018-2 dated February 1, 2019 and as further amended, supplemented or otherwise modified from time to time; and (b) licence no. LIC-4QZ85KDBPT-2018 dated November 9, 2018 granted to the Parent to cultivate cannabis pursuant to the Cannabis Act at 273209 Range Road 20, M.D. Rocky View No. 44, Airdrie, AB T4B 2A3, as supplemented by licence no. LIC-4QZ85KDBPT-2018-1 dated December 14, 2018 and as further amended, supplemented or otherwise modified from time to time.

“Horseshoe Nursery Property” means the lands and buildings at Horseshoe Nursery, Horseshoe Road, Spalding, Lincolnshire leasehold title registered at HM Land Registry under title number LL375911.

“Impermissible Qualification” means, relative to the financial statements or notes thereto of the Parent or the UK Credit Parties or the opinion or report of any independent auditors as to such financial statements or notes thereto, any qualification or exception to such financial statements, notes, opinion or report, as the case may be, which relates to any limited scope of examination of matters relevant to such financial statements, if such limitation results from the refusal or failure of the Parent or the UK Credit Parties to grant access to necessary information or to cause such access to be granted.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning specified in Section 10.5(2).

“Information” has the meaning specified in Section 10.13(2).

“Intercreditor Agreement” means the intercreditor agreement dated on or about the date hereof among the Administrative Agent, the Revolving Lender, the Parent, the Borrower and the other Credit Parties, as amended, modified, supplemented or restated from time to time.

“Investment” in any Person means any direct or indirect investment in such Person including (i) any advances, loans or other extensions of credit, Guarantees, indemnities, capital contributions, assumption of debt, or other contingent liabilities in the nature of a Guarantee or indemnity or capital contributions to or in respect of such Person, (ii) any purchase of any Equity Securities, bonds, notes, debentures or other securities of such Person or (iii) the acquisition of all or substantially all the Assets of such Person or of a business carried on by, or a division of, such Person.

“Leased Properties” means, collectively, the real properties forming the subject matter of the Leases.

“Leases” means the Headleases, Occupational Leases, leases, subleases, rights to occupy and licences of real property or Buildings and Fixtures to which any of the Credit Parties are a party (i) at the date of this Agreement, as listed and described (including a description of the Leased Property in each case) in Schedule 5.1(l), and (ii) after the date of this Agreement, but shall exclude (iii) leases, rights and licences terminated in accordance with their terms (and not as the result of a default) or assigned or otherwise disposed of after the date of this Agreement as permitted by this Agreement.

“Lenders” mean, collectively, the lenders set forth on the signature pages of this Agreement, any Person who may become a Lender under this Agreement in accordance with Section 10.6, and, in the singular, any one of them.

“Leverage Ratio” means, at any time, the ratio of Consolidated Indebtedness to Consolidated EBITDA.

“Lien” means any mortgage, deed of trust, trust or deemed trust, lien (statutory or otherwise), pledge, assignment, hypothecation, encumbrance, charge, security interest, deposit arrangement, royalty interest, claim, right of detention or seizure, right of distraint, easement, or right of set off (other than a right of set off arising in the ordinary course), including the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease, title retention agreement or consignment agreement (or any financing lease having substantially the same economic effect as any of the foregoing), and any other agreement, trust or arrangement that in substance secures payment or performance of an obligation.

“Low THC Cannabis” means plants of the genus cannabis (listed in Schedule 1 of the Misuse of Drugs Regulations SE 2001/13998) with a tetrahydrocannabinol content not exceeding 0.2%.

“Majority Lenders” means, at any time, Lenders who, taken together, hold at least 66-2/3% of the aggregate Commitments (or the Accommodations Outstanding if the Commitments have been terminated or expired) at that time.

“Make-Whole Premium” means, in respect of any amount of the Accommodations Outstanding paid, repaid, prepaid or accelerated, in each case, whether voluntary or involuntary (including mandatory prepayments pursuant to Section 2.5(1) and optional prepayments pursuant to Section 2.5(2)(c) and, for greater certainty, excluding any optional prepayments pursuant to Section 2.5(2)(a) or Section 2.5(2)(b)) (any such amount being a “Base Amount”), an amount equal to the undiscounted present value on the date of any such payment, repayment, prepayment or acceleration of (i) all future interest payments which the Borrower would otherwise be required to make on such Base Amount from the date of such payment, repayment, prepayment or acceleration through the Applicable Maturity Date in accordance with Section 2.4, absent such payment, repayment, prepayment or acceleration, plus (ii) all Annual Review Fees.

“Material Adverse Effect” means (i) a material adverse effect on the business, operations, results of operations, prospects, Assets, Material Licenses, liabilities or financial condition of Credit Parties taken as a whole, (ii) a material adverse effect on the ability of any of the Credit Parties to perform its obligations under any Credit Document to which it is a party, or (iii) a material adverse effect on the rights and remedies of the Lenders or the Administrative Agent (or any of them) under any Credit Document.

“Material Agreements” means all agreements listed in Schedule 5.1(jj)(v) and any agreement, contract or similar instrument to which any of the Credit Parties is a party or to which any of their Assets may be subject for which breach, non-performance, cancellation, termination or failure to renew could reasonably be expected to have a Material Adverse Effect.

“Material Licenses” means the Cannabis Licenses, all licence, permit or approval listed in

Schedule 5.1(jj)(ii) and any licence, permit or approval issued by any Governmental Authority to any Credit Party for which breach, non-performance, cancellation, termination or failure to renew could reasonably be expected to have a Material Adverse Effect.

“Material Subsidiary” means:

(a)

any Subsidiary of the Parent which is either incorporated in Canada or the United Kingdom, directly or indirectly (i) owns 5% or more of consolidated Assets of the Parent as shown on the combined consolidated balance sheet in the financial statements of the Parent most recently provided to the Administrative Agent, or (ii) accounts for 5% or more of Consolidated EBITDA for the period covered by the financial statements of the Parent most recently provided to the Administrative Agent;

(b)	any Subsidiary of the Parent which is either incorporated in Canada or the United Kingdom, which has a direct or indirect ownership interest in a Material Subsidiary; and

(c)

any other Subsidiary of the Parent which is either incorporated in Canada or the United Kingdom designated (and not de-designated) as a Material Subsidiary by the Parent from time to time pursuant to, and in compliance with Section 6.1(s);

provided that, notwithstanding the foregoing, neither Sundial Portugal, Unipessoal LDA, Sundial Deutschland GmBh nor any other Subsidiary incorporated or formed outside of Canada or the United Kingdom, nor any of their Subsidiaries shall be Material Subsidiaries.

“Net Proceeds” means any one or more of the following:

(a)

with respect to any claim by a Credit Party against the Sellers under the UK Acquisition Documents, the net amount equal to the aggregate amount received by such Credit Party in cash in connection with such claim;

(b)

with respect to any Disposition of Assets by a Credit Party, the net amount equal to the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, and the release of any amount from an indemnity reserve, escrow or similar fund, but in each case only as and when such cash is so received) in connection with such Disposition, less the sum of (x) reasonable fees (including, without limitation, reasonable accounting, advisory and legal fees), commissions and other out-of-pocket expenses incurred or paid for by such Credit Party in connection with such Disposition (as evidenced by supporting documentation provided to the Administrative Agent upon request therefore by the Administrative Agent), (y) taxes incurred in connection with such Disposition, whenever payable, and (z) the principal amount of any Debt (other than Debt under the Credit Documents) that is secured by such Asset and that is required to be repaid in connection with such Disposition; and

(c)

with respect to the receipt of proceeds by a Credit Party under any insurance policy (including the W&I Insurance), the net amount equal to the aggregate amount received in cash in connection with such receipt of insurance proceeds less taxes incurred attributable to such proceeds, whenever payable.

“Obligations” means all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by the Credit Parties, or any of them, to the Secured Creditors, or any of them, under, in connection with or pursuant to the Credit Documents, including all Accommodations Outstanding, Derivatives Obligations, all accrued interest and Fees and all other amounts payable under this Agreement (including the 6.0% original issue discount, Applicable Premium or the Make-Whole Premium, if applicable), and Obligations of a particular Credit Party shall mean all debts, liabilities and obligations, present or future, direct or indirect, absolute or contingent, matured or unmatured, at any time or from time to time due or accruing due and owing by or otherwise payable by such Credit Party to the Secured Creditors, or any of them, under, in connection with or pursuant to the Credit Documents to which such Credit Party is a party, including all Accommodations Outstanding, Derivatives Obligations, all accrued interest and Fees and all other amounts payable under this Agreement (including the 6.0% original issue discount, the Applicable Premium or the Make-Whole Premium, if applicable).

“Occupational Lease” means any lease or licence or other right of occupation or right to receive rent to which an Owned Property may at any time be subject and includes any guarantee of a tenant’s obligations under the same.

“Original Currency” has the meaning specified in Section 10.7(1).

“Original Jurisdiction” means, in relation to a Credit Party, the jurisdiction under whose laws that

Credit Party is incorporated as at the date of this Agreement or, upon the direct or indirect formation or acquisition by a Credit Party of a Material Subsidiary, as at the date on which such Material Subsidiary becomes a Credit Party.

“Other Currency” has the meaning specified in Section 10.7(1).

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document, in each case, including any interest, additions to tax or penalties applicable thereto.

“Owned Properties” means, collectively, (i) the land and premises owned by any Credit Party on the date of this Agreement which are listed on Schedule 5.1(i), including the Buildings and Fixtures thereon, and (ii) after the date of this Agreement, the lands and premises notified to the Administrative Agent pursuant to each Compliance Certificate including the Buildings and Fixtures thereon, but shall exclude lands and premises Disposed of as permitted in this Agreement as and from the date of such Disposition.

“Parent” means Sundial Growers Inc.

“Participant” has the meaning specified in Section 10.6(4).

“Pension Plan” means: (i) a plan or arrangement maintained, sponsored or funded by any Credit Party or in respect of which any Credit Party has any liability, contingent or otherwise, in each case, that is or is intended to be a “registered pension plan” as such term is defined in the Income Tax Act (Canada) (including any such plan that contains a “defined benefit provision” as such term is defined in the Income Tax Act (Canada)) or (ii) any occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Scheme Act 1993) to which any Credit Party has been an employer (for the purposes of section 38 to 51 of the Pensions Act 2004) or is or has at any time been “connected” with or an “associate” of (as those terms are used in sections 38 and 43 of the Pensions Act 2004) such employer.

“Permitted Acquisition” means any Acquisition by a Credit Party of: (a) all or any part of issued and outstanding Equity Securities of any other Person (including by acquisition of equity securities of such other Person), (b) all or any part of the property of any other Person, or (c) any division, business, operations or undertaking of any other Person and in respect of which each of the following criteria shall have been satisfied:

(a)	the business or operating assets related to the Acquisition are located in Qualified Jurisdictions;

(b)

the Board of Directors of such acquired Person, only with respect to Persons that are reporting issuers, in existence at the time such purchase or acquisition is commenced shall have approved such acquisition or, in the event of a take-over bid pursuant to applicable securities legislation, shall have recommended to the shareholders of such acquired Person to sell their shares pursuant to such acquisition, or the selling shareholders in existence at the time such purchase or acquisition is commenced shall have approved such acquisition;

(c)	the Acquisition is related to the Business;

(d)

the Administrative Agent has received 30 days prior to the closing of the acquisition due diligence materials including without limitation, the purchase and sale agreement, financial information, any fairness opinions, and appraisals (if applicable);

(e)	the Administrative Agent has received evidence that all operating permits, approvals and consents are in place;

(f)

the Administrative Agent has received evidence of completion of legal and environmental due diligence along with an officer’s certificate certifying there are no environmental liabilities or outstanding litigation that would cause a Material Adverse Effect;

(g)	the Administrative Agent has received evidence of the business or assets acquired shall be free and clear of all liens except for Permitted Liens;

(h)	after giving effect to any Borrowing Notice required to close an Acquisition, the Borrower shall be in compliance with the covenants in Article 6;

(i)	no Default or Event of Default has occurred and is continuing immediately prior to the Acquisition, or would occur as a result thereof; and

(j)	the Acquisition could not reasonably be expected to cause or result in a Material Adverse Effect.

“Permitted Disposition” means a Disposition of Assets permitted pursuant to Section 6.2(d).

“Permitted Intercompany Debt” means unsecured and subordinated Debt owing by one Credit Party to another Credit Party.

“Permitted Investment” has the meaning ascribed to it under Section 6.2(j).

“Permitted Liens” means, in respect of any Person, any one or more of the following:

(a)

Liens for Taxes which are not due or delinquent or the validity of which is being contested at the time by the Person in good faith by proper legal proceedings if adequate provision has been made for their payment and such Liens are not executed on or enforced against any of the Assets of any Credit Party;

(b)

Inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of construction, maintenance, repair or operation of Assets of the Person, in each case, (i) that are related to obligations not due or delinquent, (ii) that are not registered against title to any assets of the Person, (iii) either (A) in respect of which adequate holdbacks are being maintained as required by Applicable Law or (B) that are being contested in good faith by appropriate proceedings and in respect of which there has been set aside a reserve (segregated to the extent required by GAAP) in an adequate amount and (iv) that do not reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

(c)

Easements, rights-of-way, servitudes, restrictions and similar rights in real property provided that such easements, rights-of-way, servitudes, restrictions and similar rights do not reduce the value of the affected Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

(d)

Title defects or irregularities which are of a minor nature and which do not reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

(e)

Liens resulting from the deposit of cash or securities in connection with bids or tenders in the ordinary course of business, or to secure obligations in the ordinary course of business pursuant to workers’ compensation, employment insurance or similar legislation;

(f)

Liens securing appeal bonds and other similar Liens arising in connection with court proceedings (including, without limitation, surety bonds, security for costs of litigation where required by Applicable Law and letters of credit) or any other instruments serving a similar purpose;

(g)

Attachments, judgments and other similar Liens arising in connection with court proceedings; provided, however, that the Liens are in existence for less than 10 days after their creation or the execution or other enforcement of the Liens is effectively stayed or the claims so secured are being actively contested in good faith and by proper legal proceedings;

(h)

The reservations, limitations, provisos and conditions, if any, expressed in any original grant from the Crown of any real property or any interest therein or in any comparable grant in jurisdictions other than Canada, provided they do not reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

(i)

Liens given to a public utility or any municipality or governmental or other public authority when required by such utility or other authority in connection with the operation of the business or the ownership of the Assets of the Person, provided that such Liens do not reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

(j)

Servicing agreements, development agreements, site plan agreements, subdivision agreements and other agreements with Governmental Authorities pertaining to the use or development of any of the Assets of the Person, provided same are complied with and do not reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person including, without limitation, any obligations to deliver letters of credit and other security as required;

(k)

Applicable municipal and other governmental restrictions, including municipal by-laws and regulations, affecting the use of land or the nature of any structures which may be erected thereon, provided such restrictions have been complied with and do not reduce the value of the Assets of the Person or materially interfere with the use of such Assets in the operation of the business of the Person;

(l)

The right reserved to or vested in any Governmental Authority by any statutory provision or by the terms of any lease, licence, franchise, grant or permit of the Person, to terminate any such lease, licence, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof;

(m)	Liens in favour of the Administrative Agent and the other Secured Creditors created by the Security Documents;

(n)

Liens created by or pursuant to the Revolving Credit Documents which secure the obligations of the Parent under the Revolving Credit Documents in accordance with, and subject to, the terms of the Intercreditor Agreement;

(o)	Purchase Money Mortgages securing Debt permitted to be incurred pursuant to Section 6.2(a)(ii); and

(p)

Liens in favour of customs and revenue authorities arising as a matter of law to secure payment of customs duties not yet delinquent in connection with the importation of goods in the ordinary course of business.

“Permitted Payments” means:

(a)	any dividend or other distribution on issued Equity Securities paid by any Credit Party to the Parent;

(b)	payments made by any Credit Party to the Parent on Permitted Intercompany Debt;

(c)	to the extent it would constitute a Restricted Payment, payments made under the Revolving Credit Agreement in accordance with the Intercreditor Agreement;

(d)

payments on the 2019 Convertible Debentures and the Pre-IPO Convertible Debentures and other unsecured convertible debentures issued from time to time, when due, provided no Default or Event of Default exists and is continuing or would result therefrom;

(e)	royalty payments in the ordinary course of business including any payments under the Royalty Agreement or acceleration of the Royalty Agreement; and

(f)	the loan to the Chief Executive Officer of the Parent pursuant to the CEO Transaction;

(g)

payments made by any Credit Party from proceeds of the Credit Facility to any Subsidiary that is not a Credit Party (including without limitation Sundial Portugal, Unipessoal LDA and Sundial Deutschland GmBh), provided no Default or Event of Default exists and is continuing or would result therefrom; and

(h)

payments made by any Credit Party to another person from proceeds from the issuance of Equity Securities, bonds, notes, debentures or other securities, provided no Default or Event of Default exists and is continuing or would result therefrom, provided that, in the event Accommodations Outstanding are greater than $50,000,000, a Permitted Payment shall only be made by a SAF Loan Party that is not an ATB Loan Party if (i) such Permitted Payment shall be made in order to service (principal and interest) or repay the Accommodations Outstanding under the Credit Facility, or (ii) the SAF Loan Parties that are not ATB Loan Parties have cash and Cash Equivalents in an amount not less than the Threshold Amount after giving effect to such Permitted Payment and, in each case, the Borrower has delivered a certificate to the Administrative Agent on or prior to date of such Permitted Payment stating: (i) the amount of such payment to be made and (ii) that such Permitted Payment shall be made in order to service (principal and interest) or repay the Accommodations Outstanding under the Credit Facility or demonstrating that the SAF Loan Parties that are not ATB Loan Parties have cash and Cash Equivalents in an amount not less than the Threshold Amount after giving effect to the payment.

“Person” means an individual, sole proprietorship, corporation, limited liability company, trust, joint venture, association, company, partnership, institution, public benefit corporation, investment or other fund, Governmental Authority or other entity, and pronouns have a similarly extended meaning.

“PPSA” means shall mean the Personal Property Security Act (Alberta) (and other equivalent personal property security legislation in any other applicable Canadian province or territory) and the regulations thereunder, as from time to time in effect, provided, however, if attachment, perfection or priority of the Administrative Agent’s security interest in any Collateral is governed by the personal property security laws of any jurisdiction in Canada other than Alberta, with respect to such Collateral, PPSA shall mean those personal property security laws in such other jurisdiction of Canada for the purposes of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions.

“Pre-IPO Convertible Debentures” means the 8% unsecured subordinated convertible notes issued by the Parent in the aggregate principal amount not to exceed $110,000,000 with maturity dates not later than 5 years from the date of issuance (being May 10, 2019, May 22, 2019 and May 31, 2019, as applicable).

“Proceeds of Realization” means all cash and non-cash proceeds derived from any sale, disposition or other realization of the Collateral (i) after any notice by the Administrative Agent to the Borrower pursuant to Section 8.1 declaring all indebtedness of the Borrower hereunder to be immediately due and payable or the automatic acceleration of such indebtedness, (ii) upon any dissolution, liquidation, winding-up, reorganization, bankruptcy, insolvency or receivership of any of the Credit Parties (or any other arrangement or marshalling of the Collateral that is similar thereto) or (iii) upon the enforcement of, or any action taken with respect to, any of the Credit Documents. For greater certainty, prior to the Security becoming enforceable (x) insurance proceeds derived as a result of the loss or destruction of any of the Collateral and (y) cash or non-cash proceeds derived from any expropriation or other condemnation of any of the Collateral shall not constitute Proceeds of Realization.

“Property Reports” means the title overview and lease summary reports for the Bridge Farm

Property and the Horseshoe Nursery Property and a CLLS (Seventh Edition) Certificate of Title for the Clay Lake Bank Property prepared by the English legal counsel for the Borrower and in a form approved and addressed to, and/or capable of being relied upon by, the Lenders.

“Purchase Money Mortgage” means any Lien charging an Asset acquired by a Credit Party (or leased pursuant to a Capital Lease), which is granted or assumed by a Credit Party or which arises by operation of law in favour of the transferor concurrently with and for the purpose of the acquisition of such Asset, in each case where (i) the principal amount secured by the Lien is not in excess of 100% of the purchase price (after any post-closing adjustment) of the Asset acquired, and (ii) such security interest extends only to the Asset acquired and its proceeds.

“Qualified IPO” means the issuance and sale by the Parent of its common Equity Securities in an underwritten or agency primary or initial public offering (other than a public offering pursuant to a registration statement on Form S-8 or any equivalent form under any applicable securities laws) pursuant to an effective registration statement or prospectus filed with the applicable securities regulatory authority.

“Qualified Jurisdictions” means any country where it is legal on a federal, state, local and all other basis to undertake the Business of the Credit Parties; provided that the Qualified Jurisdiction shall not include the United States of America.

“Refinanced Indebtedness” means the Debt owed by the Credit Parties to Farm Credit Canada, NorthEdge Capital LLP, HSBC Bank plc, HSBC UK Bank plc, HSBC Equipment Finance (UK) Limited and HSBC Asset Finance (UK) Limited and HSBC Invoice Finance (UK) Limited.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Relevant Jurisdiction” means, in relation to a Credit Party: (a) its Original Jurisdiction; (b) any jurisdiction where any asset subject to or intended to be subject to the Security to be created by it is situated; (c) any jurisdiction where it conducts its business; and (d) the jurisdiction whose laws govern the perfection of any of the Security Documents entered into by it.

“Reorganization” has the meaning ascribed to it under Section 6.1(y)(iii)(A).

“Restricted Payment” means, with respect to any Person, any payment by such Person (i) of any dividend or other distribution on issued Equity Securities of such Person or any of its subsidiaries, (ii) on account of, or for the purpose of setting apart any property for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any issued Equity Securities of such Person or any of its subsidiaries, or (iii) any payments whether as consulting fees, management fees or otherwise, (excluding for certainty fees payable to Critical Mass and Ryan Hellard) to any (A) any Affiliate of such

Person, (B) any Person that directly or indirectly owns or controls Equity Securities of such Person carrying more than 10% of the voting rights outstanding at such time, (C) any Affiliate of a Person described in clause (B), (D) any Person that is an officer or director of such Person or of any Affiliate of such Person or of any Person described in clause (B) or clause (C), or (E) any immediate family member of any of the foregoing.

“Revolving Credit Agreement” means the credit agreement dated December 19, 2018 between the Parent, and the Revolving Lender, as the same has been and may be further amended, modified, supplemented or restated from time to time not in contravention of the terms of the Intercreditor Agreement, including a replacement senior syndicated credit agreement.

“Revolving Credit Documents” means, collectively, the Revolving Credit Agreement, all guarantees and security provided in connection therewith and all other agreements, instruments and other documents governing or relating thereto as permitted hereunder and under the Intercreditor Agreement; and “Revolving Credit Document” means any of them.

“Revolving Indebtedness” means, collectively, the Debt incurred by the Parent pursuant to the terms of the Revolving Credit Agreement and subject to the terms of the Intercreditor Agreement, provided that, at all times, the total Debt incurred by the Parent pursuant to the terms of the Revolving Credit Agreement shall not exceed $150,000,000.

“Revolving Lender” means ATB Financial, or another replacement lender, or lenders forming part of the senior syndicated lending group.

“Royalty Agreement” means the amended and restated investment and royalty agreement dated as of August 16, 2018 between 2082033 Alberta Ltd., as purchaser, and the Parent.

“SAF Loan Parties” has the meaning given to it in the Intercreditor Agreement.

“Sanctioned Person” means any Person that is a designated target of Sanctions or is otherwise a subject of Sanctions, including as a result of being (i) owned, held or controlled by any person which is a designated target of Sanctions, (ii) located or resident in, a national of, or organized under, the laws of any country that is subject to general or country-wide Sanctions, or (iii) a “designated person”, a “politically exposed foreign person” or “terrorist group” as described in any Sanctions.

“Sanctions” means applicable economic or trade sanctions or other restrictive measures administered or enforced by a Governmental Authority (including, in Canada, Global Affairs Canada and Public Safety Canada and, in the United Kingdom, Her Majesty’s Treasury) or other relevant sanctions authority which governs transactions in controlled goods or technologies or dealings with countries, entities, organizations or individuals subject to such economic or trade sanctions or restrictive measures.

“Secured Creditors” means the Administrative Agent, the Lenders and the Derivatives Lenders.

“Secured Derivatives Agreements” means one or more Derivatives Agreements between the Borrower and a Lender or an Affiliate of a Lender, in each case, that is a Derivatives Lender, and permitted by Section 6.2(l) provided that, for greater certainty, all such Derivatives Agreements entered into or made by the Borrower with or in favour of any Person at the time that such Person or its Affiliate, as applicable, was an “Administrative Agent” or a “Lender” hereunder shall not cease to be a Secured Derivatives Agreement if such Person or its Affiliate ceases to be an Administrative Agent or a Lender hereunder.

“Security” means, at any time, the Liens in favour of the Secured Creditors, or any of them, in the Assets of the Credit Parties other than Excluded Property securing their obligations under this Agreement and the other Credit Documents.

“Security Documents” means the agreements described as such in Schedule 4.1(d)(iii), the guarantees and security delivered pursuant to Section 6.1(s) and Section 6.4(d), and any other security granted to the Secured Creditors, or any of them, as security for the Obligations of the Credit Parties under this Agreement and the other Credit Documents, or any of them.

“Sellers” means NorthEdge Capital Fund II LP, NorthEdge Capital Coinvestment II LP, David Ball, Andrew Higginson and the other “Sellers” as defined in the Acquisition Agreement.

“Solvent” means, with respect to any Person, on a particular date, that on such date, (i) such Person is not for any reason unable to meet its obligations as they generally become due, (ii) such Person has not ceased paying its current obligations in the ordinary course of business as they generally become due, and (iii) the aggregate property of such Person is, at a fair valuation, sufficient, or, if disposed of at a fairly conducted sale under legal process, would be sufficient, to enable payment of all its obligations, due and accruing due.

“Subject Properties” means collectively, the Owned Properties and the Leased Properties.

“Subsidiaries” means the subsidiaries of the Parent including, without limitation, those identified as such in Schedule 5.1(cc).

“subsidiary” means with respect to any Person (the “parent”) at any date, (i) any corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the voting power of all equity interests entitled to vote in the election of the Board of Directors thereof are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent, (ii) any partnership, (x) the sole general partner or the managing general partner of which is the parent and/or one or more subsidiaries of the parent or (y) the only general partners of which are the parent and/or one or more subsidiaries of the parent and (iii) any other Person that is otherwise Controlled by the parent and/or one or more subsidiaries of the parent.

“Sundial UK” means Sundial UK Limited, a company incorporated under the laws of England and Wales with company number 11800359 whose registered office is c/o Mccarthy Tetrault 26th Floor 125 Old Broad Street, London, United Kingdom, EC2N 1AR.

“Target” means Project Seed Topco Limited, a company incorporated and registered under the laws of England and Wales under the Companies Act 2006 with company number 10802140 whose registered office is at One Eleven, Edmund Street, Birmingham, England, B3 2HJ.

“Target Acquisition Companies” means, collectively, the Target, Project Seed Bidco Limited, Bridge Farm Nurseries Limited, Neame Lea Marketing Limited, Neame Lea Nursery Limited and Neame Lea Fresh Limited.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Threshold Amount” means an amount equal to 15% of aggregate amount of the Accommodations made on the Tranche A Closing Date and the Tranche B Closing Date.

“Tranche A” means an Advance of $115,000,000 of the Commitment (including the 6.0% original issue discount).

“Tranche A Closing Date” means the date of satisfaction or waiver of all conditions set out in Section 4.1 and the making available of Tranche A, or such other date as agreed by the Borrower and the Administrative Agent, on behalf of the Lenders.

“Tranche A Maturity Date” means the date which is the fourth anniversary of the Tranche A Closing Date, as such date may be extended pursuant to Section 2.10.

“Tranche A Upfront Fee” has the meaning specified in Section 2.7(1).

“Tranche B” means an Advance of $44,575,000 of the Commitment (including the 6.0% original issue discount).

“Tranche B Closing Date” means the date of satisfaction or waiver of all conditions set out in Section 4.3 and the making available of Tranche B, or such other date as agreed by the Borrower and the Administrative Agent, on behalf of the Lenders.

“Tranche B Maturity Date” means the date which is the fourth anniversary of the Tranche B Closing Date, as such date may be extended pursuant to Section 2.10.

“Tranche B Upfront Fee” has the meaning specified in Section 2.7(2).

“UK Acquisition” means the acquisition by Sundial UK of all of the issued and outstanding shares and loan notes of the Target pursuant to the terms of the UK Acquisition Agreement.

“UK Acquisition Agreement” means the sale and purchase agreement dated February 22, 2019 among Sundial UK, as buyer, the Parent, as guarantor, and the Sellers.

“UK Acquisition Agreement Amendment” means the amendment agreement between the Sellers and Sundial UK to be entered into on closing of the UK Acquisition and relating to certain matters regarding David Ball.

“UK Acquisition Documents” means, collectively, the UK Acquisition Agreement, the UK Acquisition Agreement Amendment and all other ancillary documents contemplated or referred to in the UK Acquisition Agreement and any other document designated as an “UK Acquisition Document” by the Administrative Agent and the Parent.

“UK Credit Party” means (i) Sundial UK, (ii) concurrently upon completion of the Acquisition, the Target Acquisition Companies, and (iii) any other Material Subsidiary of the Parent that is incorporated, organized or resident under the laws of England and Wales.

“UK Hemp Licence” means any licence issued by the Home Office or any other UK Governmental Authority authorising the possession and cultivation of low-THC Cannabis (industrial hemp).

“UK Leverage Ratio” means, at any time, the ratio of Consolidated Indebtedness of the UK Credit Parties to Consolidated EBITDA of the UK Credit Parties.

“W&I Insurance” means the buyer-side warranty & indemnity insurance policy issued by Hunter George & Partners Limited as coverholder for and on behalf of the underwriters on February 22, 2019 under policy number HG19WI4610.

“Warrants” means, collectively, the 40% Warrant, the 60% Warrant and any additional warrants issued to the Administrative Agent pursuant to Section 4.3(1)(f).

Section 1.2 Gender and Number.

Any reference in the Credit Documents to gender includes all genders and words importing the singular number only include the plural and vice versa.

Section 1.3 Headings, etc.

The provision of a Table of Contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only and are not to affect the interpretation of this Agreement.

Section 1.4 Currency.

All references in the Credit Documents to “$” or “Dollars”, unless otherwise specifically indicated, are expressed in Canadian currency.

Section 1.5 Certain Phrases, etc.

In any Credit Document (i) (y) the words “including” and “includes” mean “including (or includes) without limitation” and (z) the phrase “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”, (ii) in the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”, and references to “this Agreement”, “hereof” and “herein” and like references refer to such Credit Document and not to any particular Article, Section or other subdivision of such Credit Document.

Section 1.6 Non-Business Days.

Whenever any payment to be made hereunder shall be stated to be due or any action to be taken hereunder shall be stated to be required to be taken on a day other than a Business Day, such payment shall be made or such action shall be taken on the next succeeding Business Day and, in the case of the payment of any amount, the extension of time shall be included for the purposes of computation of interest, if any, thereon.

Section 1.7 Accounting Terms.

All accounting terms not specifically defined in this Agreement shall be interpreted in accordance with GAAP. If there occurs a material change in GAAP and, as a result, an amount required to be determined hereunder would be materially different (as determined by the Borrower or the Administrative Agent), the Borrower and the Administrative Agent shall negotiate in good faith to revise (if appropriate) the relevant covenants to give effect to the intention of the parties under this Agreement as at the date hereof, and any new covenant shall be subject to approval by the Majority Lenders. Until the successful conclusion of any such negotiation and approval by the Majority Lenders, and/or if the Borrower and the Majority Lenders cannot agree on revisions to the covenants within thirty (30) days following the implementation of the change, the Borrower shall thereafter make all calculations for the purpose of determining compliance with the financial covenants contained herein both under GAAP in existence as at the date hereof and GAAP subsequently in effect and applied by the Borrower.

Section 1.8 Calculations on a Pro Forma Basis.

If the Borrower or any other Credit Party has made a Permitted Acquisition or a Disposition permitted hereunder during a period relevant to the determination of Consolidated EBITDA for the purposes of determining compliance with the financial covenants in Section 6.3(1)(a) and Section 6.3(1)(b) then:

(1)

Consolidated EBITDA shall be calculated on a pro forma basis as if (i) such Permitted Acquisition had taken place on the first day of such period, or (ii) such Disposition had taken place on the day prior to the first day of such period, as applicable;

(2)

Any indebtedness of any description which is permitted by the terms of this Agreement to be incurred, assumed or acquired by the Borrower or any other Credit Party in connection with such Permitted Acquisition shall be deemed to have been so incurred, assumed or acquired on the first day of such period;

(3)	Interest shall be deemed to have accrued on the amount of such indebtedness incurred, assumed or acquired at the rate applicable thereto at the time of the consummation of the Permitted Acquisition;

(4)

Any indebtedness of any description that is permanently repaid (with a corresponding permanent reduction to any commitment) or assumed by the purchaser in connection with such Disposition shall be deemed to have been so repaid or assumed on the day prior to the first day of such period; and

(5)

Interest paid by the Borrower or any other Credit Party in respect of any such indebtedness repaid or assumed by the purchaser during such period shall be excluded (to the extent otherwise included) from the calculation of Consolidated EBITDA.

Section 1.9 Rateable Portion of Accommodations.

References in this Agreement to a Lender’s rateable portion of Advances or rateable share of payments of principal, interest, Fees or any other amount, shall mean and refer to a rateable portion or share as nearly as may be rateable in the circumstances, as determined in good faith by the Administrative Agent. Each such determination by the Administrative Agent shall be prima facie evidence of such rateable share.

Section 1.10 Incorporation of Schedules and Exhibits.

The schedules and exhibits attached to this Agreement shall form an integral part of it.

Section 1.11 Conflict.

The provisions of this Agreement prevail in the event of any conflict or inconsistency between its provisions and the provisions of any of the other Credit Documents (other than the Intercreditor Agreement).

Section 1.12 Certificates.

Any certificate required by the terms of this Agreement or any Credit Document to be given by an officer of the Borrower for and on behalf of the Borrower or any other Credit Party shall be given without any personal liability on the part of the officer giving the certificate.

Section 1.13 Permitted Liens.

Any reference in this Agreement or any of the other Credit Documents to a Permitted Lien or a Lien permitted by this Agreement is not intended to subordinate or postpone, and shall not be interpreted as subordinating or postponing, or as any agreement to subordinate or postpone, any Lien created by any of the Credit Documents to any Permitted Lien or any Lien permitted hereunder, it being the intention of the parties that all Liens created pursuant to the Security shall at all times rank as first priority Liens, including in priority to Permitted Liens or Debt permitted pursuant to Section 6.2(a) and all other Liens or other obligations whatsoever, subject only to Permitted Liens which under Applicable Law rank in priority thereto or Permitted Liens which are subject to the Intercreditor Agreement.

Section 1.14 References to Agreements.

Except as otherwise provided in this Agreement, any reference in this Agreement to any agreement or document means such agreement or document as the same may have been or may from time to time be amended, modified, extended, renewed, restated, replaced or supplemented in accordance herewith and therewith.

Section 1.15 Statutes.

Except as otherwise provided in this Agreement, any reference in this Agreement to a statute refers to such statute and all rules and regulations made under it as the same may have been or may from time to time be amended, re-enacted or replaced.

Section 1.16 Interpretation Clause (Québec)

For purposes of any assets, liabilities or entities located in the Province of Québec and for all other purposes pursuant to which the interpretation or construction of this Agreement may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (a) “personal property” shall be deemed to include “movable property”, (b) “real property” shall be deemed to include “immovable property”, (c) “tangible property” shall be deemed to include “corporeal property”, (d) “intangible property” shall be deemed to include “incorporeal property”, (e) “security interest”, “mortgage” and “lien” shall be deemed to include a “hypothec”, “prior claim” and a resolutory clause, (f) all references to filing, registering or recording under the PPSA or UCC shall be deemed to include publication under the Civil Code of Québec, (g) all references to “perfection” of or “perfected” liens or security interest shall be deemed to include a reference to an “opposable” or “set up” lien or security interest as against third parties, (h) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (i) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (j) an “agent” shall be deemed to include a “mandatary”, (k) “construction liens” shall be deemed to include “legal hypothecs”; (l) “joint and several” shall be deemed to include solidary; (m) “gross negligence or wilful misconduct” shall be deemed to be “intentional or gross fault”; (n) “beneficial ownership” shall be deemed to include “ownership on behalf of another as mandatary”; (o) “servitude” shall be deemed to include easement; (p) “priority” shall be deemed to include “prior claim”; (q) “survey” shall be deemed to include “certificate of location and plan”; and (r) “fee simple title” shall be deemed to include “absolute ownership”. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c’est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisages par cette convention et les autres documents peuvent être rédigés en la langue anglaise seulement.

Section 1.17 Failure to Disburse from Escrow Account

If the conditions precedent prescribed by Section 4.2 have not been satisfied on or prior to July 26, 2019, then, notwithstanding any other provision hereof, all Obligations shall be due and payable on the next Business Day and the Commitments shall be reduced to zero.

Article 2

CREDIT FACILITIES

Section 2.1 Availability.

(1)

Each Lender severally agrees, on the terms and conditions of this Agreement, to make Accommodations rateably to the Borrower in accordance with its Commitment (subject to a 6.0% original issue discount). Accommodations shall be made available as Advances pursuant to

Article 3. The Borrower agrees to borrow the full amount of Tranche A on the Tranche A Closing Date and the full amount of Tranche B on the Tranche B Closing Date. If Tranche B is not Advanced on or before December 31, 2019, it shall expire and be terminated immediately and without further action.

Section 2.2 Commitments and Facility Limits.

(1)	The Accommodations Outstanding under the Credit Facility to (i) all Lenders shall not exceed the aggregate Commitments, and (ii) each Lender shall not exceed such Lender’s Commitment.

(2)

The Credit Facility does not revolve and any amount repaid or prepaid, as the case may be, under the Credit Facility cannot be reborrowed and reduces the Commitments, rateably by the amount repaid or prepaid, as the case may be.

Section 2.3 Use of Proceeds.

(1)

The Borrower shall use the proceeds of Tranche A (after giving effect to the 6.0% original issue discount) for the purpose of funding (a) the repayment of the Refinanced Indebtedness; (b) expansion of facilities in the United Kingdom and Canada, (c) the payment of Tranche A Upfront Fee; (d) Permitted Acquisitions; and (f) general corporate purposes.

(2)

The Borrower shall use the proceeds of Tranche B (after giving effect to the 6.0% original issue discount) for the purpose of funding: (a) Capital Expenditures of the Borrower; (b) the payment of the Tranche B Upfront Fee; and (c) general corporate purposes.

Section 2.4 Mandatory Repayments and Reductions of Commitments.

The Borrower shall repay (subject to Section 8.1) the Accommodations Outstanding under the Credit Facility as follows:

(a)	the first instalment shall be in the aggregate amount equal to 5% of the Accommodations Outstanding to be due and payable on July 1, 2020;

(b)

for each subsequent Financial Quarter after the payment of the first instalment under Section 2.4(a) above has been made, the Borrower will make further instalments each in an amount equal to 1.25% of the Accommodations Outstanding on the last day of the most recently completed Financial Quarter and payable on the first Business Day of each Financial Quarter until the balance is repaid in accordance with Section 2.4(c) below; and

(c)	the balance of the Accommodations Outstanding, together with all accrued interest and Fees and all other amounts payable in connection with the Credit Facility on the Applicable Maturity Date.

Section 2.5 Prepayments.

(1)	Mandatory Prepayments.

(a)

Within five Business Days after receipt by any of the Credit Parties of Net Proceeds recovered from the Sellers in respect of the UK Acquisition Documents or Net Proceeds from W&I Insurance aggregating on a consolidated basis in excess of $1,500,000 (collectively, the “Acquisition Events”), the Borrower shall prepay Accommodations Outstanding in an aggregate amount equal to 100% of such Net Proceeds, such prepayment to be applied in accordance with Section 2.8. Notwithstanding the foregoing, the Borrower may reinvest or cause to be reinvested all or any portion of such Net Proceeds from such Acquisition Events to purchase Assets for the UK Credit Parties within 180 days following receipt thereof provided that no Default or Event of Default has occurred or would occur as a result of such reinvestment and such reinvestment is satisfactory to the Lenders, acting reasonably.

(b)

Within five Business Days after receipt by any of the Credit Parties of Net Proceeds from Disposition of Assets aggregating in any Financial Year on a consolidated basis in excess of $1,500,000 other than a Permitted Disposition (except a Disposition pursuant to Section 6.2(d)(vi)), the Borrower shall prepay Accommodations Outstanding in an aggregate amount equal to 100% of such Net Proceeds, such prepayment to be applied in accordance with Section 2.8. Notwithstanding the foregoing, the Borrower may reinvest or cause to be reinvested all or any portion of such Net Proceeds from any Disposition of Assets to either (i) replace such Assets in substantially the same form, or (ii) additional or new assets so long as such reinvestment is satisfactory to the Lenders, acting reasonably, within 180 days following receipt of such Net Proceeds provided that no Default or Event of Default has occurred or would occur as a result of such reinvestment and such reinvestment is satisfactory to the Lenders, acting reasonably.

(c)

Within five Business Days after receipt by any of the Credit Parties of Net Proceeds of property insurance aggregating in any Financial Year on a consolidated basis in excess of $1,500,000, prepay, or, to the extent the Administrative Agent is loss payee under any insurance policy, irrevocably direct the Administrative Agent to prepay, Accommodations Outstanding in an aggregate amount equal to 100% of such Net Proceeds, such prepayment to be applied in accordance with Section 2.8. Notwithstanding the foregoing, the Borrower may reinvest or cause to be reinvested all or any portion of such Net Proceeds from Net Proceeds of property insurance to replace or restore any Assets (in substantially the same form as before) in respect of which such Net Proceeds were paid within 180 days following receipt thereof provided that no Default or Event of Default has occurred or would occur as a result of such reinvestment and such reinvestment is satisfactory to the Lenders, acting reasonably. If Administrative Agent receives any insurance proceeds which are not to be applied towards the mandatory prepayment under the terms of this Section 2.5(1)(c), the Administrative Agent shall transfer such proceeds promptly to the Borrower.

(2)	Optional Prepayments.

Upon ten (10) Business Days prior written notice (which shall be irrevocable and binding on the Borrower) the Borrower may prepay the Accommodations Outstanding as follows:

(a)	on the six (6) month anniversary of the Tranche A Closing Date, the Borrower shall have the option to prepay $40,000,000 of the Accommodations Outstanding plus the Applicable Premium;

(b)

if the prepayment option in Section 2.5(2)(a) is not exercised, on the twelve (12) month anniversary of the Tranche A Closing Date, the Borrower shall have the option to prepay $60,000,000 of the Accommodations Outstanding plus the Applicable Premium; and

(c)	at any other time, the Borrower shall have the option to prepay the Accommodations Outstanding plus the Make-Whole Premium.

(3)

Make-Whole and Applicable Premiums. If any payment, repayment, prepayment or acceleration, in each case whether voluntary or involuntary (including prepayments pursuant to Section 2.5(1)), of the Accommodations Outstanding or part thereof should occur, then the Make-Whole Premium or the Applicable Premium, as applicable, shall immediately become due and payable by the Borrower to the Lenders, in addition to all other amounts then due and owing to the Lenders. Such Make-Whole Premium or Applicable Premium, shall form part of the Obligations and shall be secured by the Security. The Credit Parties acknowledge that the Make-Whole Premium and the Applicable Premium, as applicable, represent reasonable and fair compensation for the loss that the Lenders may sustain from any such payment, repayment, prepayment or acceleration, in each case whether voluntary or involuntary (including prepayments pursuant to Section 2.5(1)), of the Accommodations Outstanding or part thereof prior to the Applicable Maturity Date.

(4)

Interest. In addition to the payment of the Make-Whole Premium or the Applicable Premium, any prepayments pursuant to this Section 2.5 shall be accompanied, in each case, with any accrued and unpaid interest and Fees to, but excluding, the date of prepayment.

Section 2.6 Payments under this Agreement.

(1)

All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or set-off. Unless otherwise expressly provided in this Agreement, the Borrower shall (i) make any payment required to be made by it to the Administrative Agent or a Lender by depositing the amount of the payment to the Administrative Agent in immediately available funds not later than 10:00 a.m. (Calgary time) on the date the payment is due, and (ii) with respect to any prepayment, provide to the Administrative Agent, upon ten (10) Business Day’s notice to the Administrative Agent, a notice of prepayment which shall be irrevocable and binding on the Borrower and shall specify (x) the date of repayment and (y) the amount of Accommodation to be repaid.

(2)

Payments made hereunder shall be made on a Business Day. Payments received by the Administrative Agent before 10:00 a.m. (Calgary time) on a Business Day will be given value on that Business Day. All payments received by the Administrative Agent after 10:00 a.m. (Calgary time) will be given value on the next following Business Day.

(3)	The Borrower shall make each such payment under the Credit Documents in Dollars.

(4)

Any amount received by the Administrative Agent for the account of the Lenders or any of them shall be held in trust for their respective benefit until a distribution and shall be deemed to be payment to such Lenders in accordance with the terms of this Agreement.

Section 2.7 Fees.

(1)	The Borrower shall pay to the Administrative Agent on the Tranche A Closing Date an upfront fee equal to $1,725,000 (the “Tranche A Upfront Fee”).

(2)	The Borrower shall pay to the Administrative Agent on the Tranche B Closing Date an upfront fee equal to $668,625 (the “Tranche B Upfront Fee”).

(3)

The Borrower shall pay to the Administrative Agent an annual review fee equal to 0.75% of all Advances made by the Lenders since the Tranche A Closing Date (the “Annual Review Fee”), which fee shall be earned and due and payable on each anniversary of the Tranche A Closing Date.

Section 2.8 Application of Payments and Prepayments.

All mandatory prepayments received by the Administrative Agent pursuant to Section 2.5(1)(a) through Section 2.5(1)(c), inclusive, and optional prepayments under the Credit Facility pursuant to Section 2.5(2) shall be applied by the Administrative Agent as follows:

(a)	first, in payment of any amounts due and payable to the Revolving Lender pursuant to the Intercreditor Agreement;

(b)	second, in reduction of the Borrower’s obligation to pay any unpaid any Fees which are due and owing;

(c)	third, in reduction of the Borrower’s obligation to pay any expenses, claims or losses referred to in Section 10.5;

(d)	fourth, in reduction of the Borrower’s obligation to pay any unpaid interest which is due and owing;

(e)	fifth, in reduction of the Borrower’s obligation to pay any Make-Whole Premium or Applicable Premium, as applicable, in the order of their maturity;

(f)

sixth, in reduction of the Borrower’s obligation to pay any amounts due and owing on account of any unpaid principal amount of Advances and any other unpaid Accommodations Outstanding which are due and owing, in the order of their maturity;

(g)	seventh, in reduction of any other Obligations which are due and owing; and

(h)	eighth, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

Section 2.9 Computations of Interest and Fees.

(1)

All computations of interest shall be made by the Administrative Agent taking into account the actual number of days occurring in the period for which such interest is payable and on the basis of a year of 365 days.

(2)

All computations of Fees shall be made by the Administrative Agent on the basis of a year of 365 days taking into account the actual number of days (including the first day but excluding the last day) occurring in the period for which the fees are payable.

(3)

For purposes of the Interest Act (Canada), (i) whenever any interest or Fee under this Agreement is calculated using a rate based on a year of 365 days (or such other period that is less than a calendar year), as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 365 days (or such other period that is less than a calendar year), as the case may be, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 365 (or such other period that is less than a calendar year), as the case may be, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement, and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

(4)

If any provision of this Agreement or of any of the other Credit Documents would obligate the Borrower or any other Credit Party to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by Applicable Law or would result in a receipt by such Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Applicable Law or so result in a receipt by such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: firstly, by reducing the amount or rate of interest required to be paid to such Lender under the applicable Credit Document, and thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Lender which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada).

(5)	To the extent permitted by Applicable Law, the provisions of the Judgment Interest Act (Alberta) will not apply to the Credit Documents and are hereby expressly waived by each Credit Party.

Section 2.10 Extension of Applicable Maturity Date

The Borrower may request an extension of the Applicable Maturity Date by twelve (12) months by delivering to the Administrative Agent an executed Extension Request not less than ninety (90) days and not more than one hundred and twenty (120) days prior to the expiration of the Applicable Maturity Date. Any extension of the Applicable Maturity Date shall be subject to the prior written consent of each Lender and the payment of an extension fee equal to one percent (1.0%) of the Accommodations Outstanding at the time of extension of the Applicable Maturity Date.

Article 3

ADVANCES

Section 3.1 The Advances.

(1)

Each Lender severally agrees, on the terms and conditions of this Agreement, to make Advances to the Borrower as follows: (i) Tranche A, on the Tranche A Closing Date, and (ii) Tranche B, on the Tranche B Closing Date.

(2)	Each Borrowing under the Credit Facility shall be subject to a 6.0% original issue discount.

Section 3.2 Procedure for Borrowing.

The Advance under Tranche A shall be made on two (2) Business Days’ prior written notice and the Advance under Tranche B shall be made on fifteen (15) Business Days’ prior written notice, in each case, given not later than 9:00 a.m. (Calgary time) by the Borrower to the Administrative Agent, in substantially the form of Exhibit 3.2 (the “Borrowing Notice”), and shall be irrevocable and binding on the Borrower; provided that, if all of the conditions set out in Section 4.3 have been satisfied and the Borrower has not given the Administrative Agent a Borrowing Notice, the Administrative Agent may elect to have deemed that a Borrowing Notice has been provided and such election shall be irrevocable and binding on the Borrower. Upon receipt by the Administrative Agent from the Lenders and fulfilment of the applicable conditions set forth in Article 4, the Administrative Agent will make such funds available to the Borrower in accordance with Article 2.

Section 3.3 Reliance upon Borrower Authority.

On or prior to the Tranche A Closing Date, the Borrower shall deliver to the Administrative Agent a writing setting forth (a) the bank account of the Borrower to which the Administrative Agent is authorized to transfer the proceeds of any Advance requested by the Borrower pursuant to Section 3.2, which bank account shall be reasonably satisfactory to the Administrative Agent, and (b) the names of the officers authorized to request an Advance on behalf of the Borrower, and shall provide the Administrative Agent with a specimen signature of each such officer. The Administrative Agent shall be entitled to rely conclusively on such officer’s authority to request an Advance on behalf of the Borrower, the proceeds of which are to be transferred to the bank account specified by the Borrower pursuant to the immediately preceding sentence, until the Administrative Agent receives written notice to the contrary. The Administrative Agent shall have no duty to verify the identity of any individual representing himself as one of the officers authorized by the Borrower to make such requests on its behalf. The Administrative Agent shall not incur any liability to the Borrower as a result of acting upon any Borrowing Notice, which notice the Administrative Agent believes in good faith to have been given by an officer duly authorized by the Borrower to request an Advance on its behalf or for otherwise acting in good faith under this Section 3.3, and the crediting of any Advance to the bank account specified by the Borrower, or transmittal to such other Person’s bank account as the Borrower shall direct, shall conclusively establish the obligation of the Borrower to repay such Advance as provided herein.

Section 3.4 Interest on Advances.

(1)

The Borrower shall pay interest on the unpaid principal amount of each Advance from the date of the Advance until the principal amount of the Advance is repaid in full, at a rate per annum equal to 9.75%. For greater certainty, the Borrower shall pay interest on the unpaid principal amount of the Advance under Tranche A from the date the Administrative Agent initiates a wire to pay the proceeds of such Advance to Stikeman Elliott LLP pursuant to a direction to pay dated as of the date hereof from the Administrative Agent and the Borrower to Stikeman Elliott LLP.

(2)	Interest on the Advances shall be calculated and payable in arrears (i) on the first Business Day of each Financial Quarter, and (ii) when the Advance becomes due and payable in full or is repaid.

(3)

From and after the date of the occurrence of an Event of Default and for so long as such Event of Default continues, all Accommodations Outstanding shall bear interest or Fees at the rates otherwise applicable plus 4.875% per annum.

Article 4

CONDITIONS OF LENDING

Section 4.1 Conditions Precedent to the Accommodation under Tranche A.

The obligation of each Lender to make its Accommodation under Tranche A is subject to fulfilment of the following conditions precedent at the time the Accommodation under Tranche A is made available:

(a)	no Default or Event of Default has occurred or is continuing or would arise immediately after giving effect to or as a result of the Accommodation;

(b)	the Accommodation will not violate any Applicable Law;

(c)

the representations and warranties of the Borrower contained in Article 5 and of the Credit Parties contained in each of the other Credit Documents are true and correct on the date of the Accommodation as if such representations and warranties were made on that date;

(d)	the Administrative Agent has received, in form and substance and dated a date satisfactory to the Lenders and their counsel and in sufficient quantities for each Lender:

(i)

certified copies of (i) the charter documents, constitutional documents, partnership agreement and by-laws, as applicable, of each Credit Party (other than the Target Acquisition Companies), (ii) all resolutions of the board of directors or shareholders, as the case may be, of each Credit Party (other than the Target Acquisition Companies) approving the borrowing and other matters contemplated by this Agreement and the other Credit Documents, (iii) a list of the officers and directors authorized to sign the Credit Documents agreements together with their specimen signatures, and (iv) in the case of Sundial UK its register of members and its register of directors;

(ii)

a certificate of status, compliance or like certificate with respect to each Credit Party (other than the Target Acquisition Companies) issued by the appropriate Governmental Authority of the jurisdiction of its incorporation and of each jurisdiction in which it owns any assets or carries on any business;

(iii)	the Credit Documents duly executed by each Credit Party (other than the Target Acquisition Companies);

(iv)	a copy of all notices required to be sent under the Security Documents executed by the Credit Party (other than the Target Acquisition Companies);

(v)

all loan note certificates, share certificates, transfers and stock transfer forms or equivalent duly executed by the relevant Credit Party (other than the Target Acquisition Companies) in blank in relation to the assets subject to or expressed to be subject to the Security Documents and other documents of title to be provided under the Security Documents save for the share certificates which are required to be delivered to the Revolving Lender in accordance with the Intercreditor Agreement;

(vi)

in respect of Sundial UK, either: (A) a certificate of an authorised signatory of the Borrower certifying that: (x) the applicable Credit Party has complied within the relevant timeframe with any notice it has received pursuant to Part 21A of the Companies Act 2006 from Sundial UK; and (y) no “warning notice” or “restrictions notice” (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of those shares, together with a copy of the “PSC register” (within the meaning of section 790C(10) of the Companies Act 2006) of Sundial UK, which is certified by an authorised signatory of the Borrower to be correct, complete and not amended or superseded as at a date no earlier than the date of this Agreement; or (B) a certificate of an authorised signatory of the Borrower certifying that Sundial UK is not required to comply with Part 21A of the Companies Act 2006;

(vii)

evidence that Sundial UK has done all that is necessary (including, without limitation, by re-registering as a private company) to comply with sections 677 to 683 of the Companies Act 2006 in order to enable Sundial UK to enter into the Credit Documents and perform its obligations under the Credit Documents;

(viii)	certified copies of true and complete copies of each Material License and Material Agreement of the Credit Parties and the Target Acquisition Companies;

(ix)

a certification of an officer of the Borrower confirming that all required authorizations (including corporate approvals, shareholder approvals and approvals, acknowledgments and consents of all Governmental Authorities) pertaining to the UK Acquisition have been obtained by the Borrower and remain in full force and effect, and appending copies of all such authorizations;

(x)

a certificate of an officer of each of the Borrower confirming that guaranteeing or securing the Obligations would not cause any guarantee, security or similar limit binding on any Credit Party (other than the Target Acquisition Companies) to be exceeded;

(xi)

a certificate of an officer of Sundial UK confirming that each copy document relating to it specified in this Section 4.1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement;

(xii)

(i) all documents, instruments, financing statements and notices of security shall have been properly registered, recorded and filed in all places which, (ii) searches shall have been conducted in all jurisdictions which, and (iii) deliveries of all consents, approvals, acknowledgements, confirmations, undertakings, subordinations, discharges, waivers, directions, negotiable documents of title and other documents and instruments to the Administrative Agent shall have been made which, in each case, are desirable or required to make effective the Security and to evidence that the Refinanced Indebtedness has been or will be repaid and cancelled in full and ensure the perfection and the first-ranking priority of such Security subject only to Permitted Liens which rank by law in priority or Permitted Liens which are subject to the Intercreditor Agreement;

(xiii)

certificates of insurance, dated no later than the Tranche A Closing Date, showing the Administrative Agent as additional insured on behalf of the Secured Creditors (in the case of liability insurance) and second loss payee (in the case of the Canadian Credit Parties) and first loss payee (in the case of the Sundial UK) with respect to insurance required to be maintained by the Credit Parties (other than the Target Acquisition Companies) pursuant to Section 6.1(r);

(xiv)

an opinion of counsel to each Credit Party (other than the Target Acquisition Companies) addressed to the Lenders and the Administrative Agent relating to the status and capacity of such Credit Party, the due authorization, execution and delivery and the validity and enforceability of the Credit Documents to which such Credit Party is a party, and perfection of the Security granted pursuant to the Security Documents to which such Credit Party is a party in the jurisdiction of incorporation of such Credit Party, in the Province of Alberta and in any other relevant jurisdiction (except that for matters involving the United Kingdom, opinions will be delivered by CMS), and such other matters as the Administrative Agent may reasonably request;

(xv)

all approvals, acknowledgments and consents of all Governmental Authorities and other Persons which are required to be obtained by any Credit Party and the Target Acquisition Companies in order to complete the transactions contemplated by this Agreement and to perform its obligations under any Credit Document to which it is a party have been obtained;

(xvi)	evidence that the Parent has received equity proceeds of not less than $92,700,000 from proceeds of the Pre-IPO Convertible Debentures;

(xvii)	an electronic copy of the Financial Model which will demonstrate satisfaction of the financial ratios set forth in Section 6.3, acceptable to the Lenders, acting reasonably;

(xviii)	the Administrative Agent shall have received a satisfactory response from the United Kingdom’s National Crime Agency with respect to the transactions contemplated by this Agreement;

(xix)	the documentation and other information that is required by the Administrative Agent and the Lenders pursuant to Anti-Terrorism Laws and applicable “know your client” laws and regulations;

(xx)

an irrevocable direction directing the Administrative Agent to pay the net proceeds from the Accommodation under Tranche A to CMS, in trust, and upon confirmation by the Administrative Agent in writing of its satisfaction of the conditions precedent in Section 4.2, CMS shall pay the net proceeds from the Accommodation under Tranche A as directed in an undertaking from it in satisfaction of the purchase price payable on the closing of the Acquisition pursuant to the Acquisition Agreement and repayment of the Refinanced Indebtedness (other than Debt owed by the Credit Parties to Farm Credit Canada);

(xxi)	the Administrative Agent shall have received satisfactory evidence that all documents described in Section 4.2(c) have been executed by the Credit Parties

(including the Target Acquisition Companies) party thereto and are releasable substantially concurrently with the satisfaction of the conditions precedent in Section 4.2; and

(xxii)	such other certificates and documentation as the Administrative Agent may reasonably request;

(e)	the Lenders have completed, to their satisfaction, a due diligence review of the Credit Parties and the Business including a review of the capital structure of the Parent and the Material Agreements;

(f)

the Lenders shall have received copies of: (i) the audited financial statements of the Target Acquisition Companies for the most recently completed fiscal year and the most recent interim financial statements of the Target Acquisition Companies; and (ii) the audited financial statements of the Parent for the most recently completed fiscal year and the most recent interim financial statements of the Parent;

(g)

the Lenders are satisfied that, since the date of last audited financial statements of the Parent and the Target delivered to the Lenders, there has not been an event or circumstance which could reasonably be expected to result in a Material Adverse Effect, including a change in the Business or the capital structure of the Parent; and

(h)	all fees (including fees of the Administrative Agent’s legal counsel) and other amounts then payable under the Credit Documents have been paid in full.

Section 4.2 Conditions Precedent to Disburse from Escrow Account.

The disbursement of the net proceeds from the Accommodation under Tranche A from the Escrow Account is subject to fulfilment of the following conditions:

(a)	no Default or Event of Default has occurred or is continuing or would arise immediately after giving effect to or as a result of the Acquisition;

(b)

the representations and warranties of the Borrower contained in Article 5 and of the Credit Parties contained in each of the other Credit Documents are true and correct on the date of the Acquisition as if such representations and warranties were made on that date;

(c)	the Administrative Agent has received, in form and substance and dated a date satisfactory to the Lenders and their counsel and in sufficient quantities for each Lender:

(i)

certified copies of (i) the charter documents, constitutional documents, partnership agreement and by-laws, as applicable, of each Target Acquisition Company, (ii) all resolutions of the board of directors or shareholders, as the case may be, of each Target Acquisition Company approving the borrowing and other matters contemplated by this Agreement and the other Credit Documents, (iii) a list of the officers and directors authorized to sign the Credit Documents agreements together with their specimen signatures, and (iv) its register of members and its register of directors updated to show changes of directors following the UK Acquisition (if any) and (in the case of Project Seed Bidco Limited) its register of loan note holders updated to show change of ownership in the loan notes as a result of the UK Acquisition;

(ii)	a certificate of status, compliance or like certificate with respect to each Target Acquisition Company issued by the appropriate Governmental Authority of the jurisdiction of its incorporation and of each jurisdiction in which it owns any assets or carries on any business;

(iii)	the Credit Documents have been duly executed by each Target Acquisition Company;

(iv)	a copy of all notices required to be sent under the Security Documents executed by each Target Acquisition Company or Sundial UK, as applicable;

(v)

all loan note certificates, share certificates, transfers and stock transfer forms or equivalent duly executed by the relevant Target Acquisition Company or Sundial UK, as applicable, in blank in relation to the assets subject to or expressed to be subject to the Security Documents and other documents of title to be provided under the Security Documents;

(vi)	written acknowledgement in the agreed form executed by the vendors under the UK Acquisition Agreement acknowledging the Security over the UK Acquisition Agreement;

(vii)

in respect of each Target Acquisition Company whose shares are the subject of the Security (a “Charged Company”), either: (A) a certificate of an authorised signatory of the Borrower certifying that: (x) the applicable Credit Party has complied within the relevant timeframe with any notice it has received pursuant to Part 21A of the Companies Act 2006 from that Charged Company; and (y) no “warning notice” or “restrictions notice” (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of those shares, together with a copy of the “PSC register” (within the meaning of section 790C(10) of the Companies Act 2006) of that Charged Company, which, in the case of a Charged Company that is a Credit Party, is certified by an authorised signatory of the Borrower to be correct, complete and not amended or superseded as at a date no earlier than the date of this Agreement; or (B) a certificate of an authorised signatory of the Borrower certifying that such Charged Company is not required to comply with Part 21A of the Companies Act 2006;

(viii)	the following in relation to Security over Subject Properties in England and Wales granted under the Security Documents given by each Target Acquisition Company:

(A)	satisfactory priority searches of HM Land Registry and the Land Charges Register;

(B)

an effective discharge of all Security affecting the Subject Property (if any) or an undertaking regarding the release of such Security by the Borrower’s English legal counsel in form and substance satisfactory to the Administrative Agent;

(C)

copies of (A) all notices of charge relating to all of the Subject Property signed on behalf of the relevant Target Acquisition Company, including a request to the recipient of the notice that it be returned to CMS as solicitors to the Administrative Agent, and if a relevant registration fee is required by the appropriate recipient then a cheque for such amount is to be provided within a reasonable time and (B) all consents to charge, signed by the relevant third party;

(D)	all deeds, documents and ancillary papers relating to the Subject Property including official copies of HM Land Registry entries, counterpart leases,

licences and any other deeds or documents necessary or desirable to assist the Administrative Agent to enforce the Security (the “Deeds”) or suitable letter of undertaking from, counsel to the Borrower, to hold the Deeds to the order of the Lenders and the Administrative in a form and substance satisfactory to the Lenders;

(E)	a letter of undertaking from Wedlake Bell, counsel to the Borrower, concerning the registration of the charge over Properties and if a relevant registration fee is required, a cheque for such amount;

(F)	the Property Reports issued by Wedlake Bell, counsel to the Borrower, in the form approved by the counsel to the Lenders and addressed to the Lenders;

(G)	copies of all Authorisations required in connection with the charging of the Property in favour of the Lenders;

(H)	notices of charge in connection with the charging of the Leasehold Properties in favour of the Lenders;

(I)	evidence satisfactory to the Lenders that the arrears of rent due as at the date of Completion in relation to the Leased Properties will be settled;

(J)	copies of the completed deeds of variation in relation to the Leased Properties;

(K)	copies of the completed deeds of surrender in relation to the leasehold premises known as VP Nursery, Mallard Road, Low Fulney, Spalding and Neame Lea Nursery, Boston Road, Gosberton;

(L)	copies of the Home Office licences for Bridge Farm enabling use of Bridge Farm the intended use;

(ix)

in relation to relevant Target Acquisition Companies, evidence that such Target Acquisition Companies have done all that is necessary (including, without limitation, by re-registering as a private company) to comply with sections 677 to 683 of the Companies Act 2006 in order to enable such Target Acquisition Company to enter into the Credit Documents and perform its obligations under the Credit Documents;

(x)	certified copies of true and complete copies of the duly executed UK Acquisition Documents;

(xi)	a certificate of an officer of the Borrower confirming that:

(A)

each of the representations and warranties made by the Sellers (as defined in the UK Acquisition Agreement) in the UK Acquisition Agreement for which UK Sundial has the right to terminate its obligations under the UK Acquisition Agreement or to decline to consummate the UK Acquisition as a result of a breach thereof are true and correct in all respects as of the Tranche A Closing Date;

(B)	each of the terms and conditions for the benefit of UK Sundial in respect of the UK Acquisition as set forth in the UK Acquisition Agreement shall have been satisfied or waived (subject to acceptance of such waiver by the Administrative Agent);

(C)

save in relation to the amendments effected under the UK Acquisition Agreement Amendment, no UK Acquisition Document has been amended, varied, novated, supplemented, superseded, waived or terminated except with the consent of the Administrative Agent;

(D)

each of the matters specified in clause 5.4 of the UK Acquisition Agreement has been satisfied or, with the consent of the Administrative Agent, waived (other than payment of the purchase price under clause 5.5 of the UK Acquisition Agreement which will be satisfied concurrently with or immediately following Advance of Tranche A);

(E)

the UK Acquisition Closing shall, concurrently with or immediately following the Advance of Tranche A, occur on terms and conditions consistent with the UK Acquisition Agreement upon payment of the purchase price under the UK Acquisition Agreement;

(F)	the Borrower is not aware of any breach of any warranty or any claim against the vendor under the UK Acquisition Agreement; and

(G)	guaranteeing or securing the Obligations would not cause any guarantee, security or similar limit binding on any Target Acquisition Companies to be exceeded;

(xii)

a certificate of an officer of each Target Acquisition Company confirming that each copy document relating to it specified in this Article 4 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement;

(xiii)

(i) all documents, instruments, financing statements and notices of security shall have been properly registered, recorded and filed in all places which, (ii) searches shall have been conducted in all jurisdictions which, and (iii) deliveries of all consents, approvals, acknowledgements, confirmations, undertakings, subordinations, discharges, waivers, directions, negotiable documents of title and other documents and instruments to the Administrative Agent shall have been made which, in each case, are desirable or required to make effective the Security and to evidence that the Refinanced Indebtedness of each Target Acquisition Companies has been or will be repaid and cancelled in full and ensure the perfection and the first-ranking priority of such Security subject only to Permitted Liens which rank by law in priority or Permitted Liens which are subject to the Intercreditor Agreement;

(xiv)

an opinion of counsel to each Target Acquisition Companies addressed to the Lenders and the Administrative Agent relating to the status and capacity of such Target Acquisition Companies, the due authorization, execution and delivery and the validity and enforceability of the Credit Documents to which such Target Acquisition Company is a party, and perfection of the Security granted pursuant to the Security Documents to which such Target Acquisition Company is a party in the jurisdiction of incorporation of such Target Acquisition Company, in the Province of Alberta and in any other relevant jurisdiction (except that for matters involving the United Kingdom, opinions will be delivered by CMS), and such other matters as the Administrative Agent may reasonably request;

(xv)	evidence of the resignation and appointment of directors of each Target Acquisition Company; and

(xvi)	consent letter to variation of share class rights signed by the vendors under the UK Acquisition.

Section 4.3 Conditions Precedent to the Accommodation under Tranche B.

(1)	The obligation of each Lender to make its Accommodation under Tranche B is subject to fulfilment of the following conditions precedent at the time the Accommodation under Tranche B is made available:

(a)	no Default or Event of Default has occurred or is continuing or would arise immediately after giving effect to or as a result of the Accommodation under Tranche B or Borrowing Notice;

(b)	the Accommodation will not violate any Applicable Law;

(c)

the representations and warranties contained in Article 5 of this Agreement and in any other Credit Document are true and correct on the date of the Accommodation under Tranche B or Borrowing Notice, as the case may be, as if they were made on that date except for any representation and warranty which is stated to be made only as of a certain date (and then as of such date), and except to the extent that on or prior to such date the Borrower has advised the Administrative Agent in writing of a variation in any such representation or warranty, and the Majority Lenders have approved such variation in accordance with Section 10.1;

(d)	the Administrative Agent will have received satisfactory evidence that the Borrower has:

(i)	annualized Consolidated EBITDA of $20,000,000, calculated monthly on a rolling three (3) month basis; and

(ii)

raised additional liquidity (including the pre-IPO Convertible Debentures) of not less than $150,000,000 by way of increasing the total commitment available under the Revolving Credit Agreement and/or receiving proceeds of equity financings or an initial public offering;

(e)	the Borrowing Notice for an Advance under Tranche B has been delivered to the Administrative Agent on or before December 31, 2019;

(f)	the Administrative Agent shall have received warrants in the form and on substantially identical terms as the form of warrants attached hereto as Exhibit 4.1(d)(iii);

(g)	the Administrative Agent shall have received a satisfactory response from the United Kingdom’s National Crime Agency with respect to the transactions contemplated by this Agreement;

(h)	such other conditions and approvals as the Administrative Agent and the Lenders may request in accordance with their customary practices; and

(i)	all fees (including fees of the Administrative Agent’s legal counsel) and other amounts then payable under the Credit Documents have been paid in full.

Section 4.4 Deemed Representation and Warranty.

Each of the giving of any Borrowing Notice by the Borrower and the acceptance by the Borrower of any Accommodation shall be deemed to constitute a representation and warranty by the Borrower that, on the date of such Borrowing Notice or Accommodation, as the case may be, and after giving effect to it and to the application of any proceeds from it, the statements set forth in Section 4.1 or Section 4.3 are true and correct and/or have been compiled with.

Section 4.5 No Waiver.

The making of an Accommodation or otherwise giving effect to any Borrowing Notice, without the fulfilment of one or more conditions set forth in Section 4.1 or Section 4.3, shall not constitute a waiver of any condition and the Administrative Agent and the Lenders reserve the right to require fulfilment of such condition in connection with any subsequent Borrowing Notice or Accommodation.

Article 5

REPRESENTATIONS AND WARRANTIES

Section 5.1 Representations and Warranties.

The Borrower represents and warrants to the Administrative Agent and each Lender, acknowledging and confirming that the Administrative Agent and each Lender is relying on such representations and warranties without independent inquiry in entering into this Agreement and providing Accommodations that:

(a)

Formation, Incorporation and Qualification. The Borrower is a general partnership duly formed and validly existing under the laws of Alberta. Each of the other Credit Parties is a corporation duly incorporated, organized and validly existing under the laws of its jurisdiction of incorporation as set forth in Schedule 5.1(a). The Borrower and each of the other Credit Parties is qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which such qualification, licensing or registration is necessary or where failure to be so qualified would have a Material Adverse Effect and has all required Material Licenses;

(b)

Corporate Power. The Borrower and each of the other Credit Parties has all requisite partnership and corporate power, as applicable and authority to (i) own, lease and operate its properties and assets and to carry on its business as now being conducted by it, and (ii) enter into and perform its obligations under the Credit Documents to which it is a party;

(c)

Conflict With Other Instruments. The execution and delivery by the Borrower and each of the other Credit Parties and the performance by each of them of their respective obligations under, and compliance with the terms, conditions and provisions of, the Credit Documents to which they are a party will not (i) conflict with or result in a breach of any of the terms or conditions of (u) their respective constating documents, partnership agreement or by-laws, (v) any Applicable Law, or (w) any contractual restriction binding on or affecting them or their respective Assets, or (ii) result in, require or permit (x) the imposition of any Lien in, on or with respect to any of their respective Assets (except in favour of the Administrative Agent and the Secured Creditors), (y) the acceleration of the maturity of any Debt binding on or affecting the Borrower or any other Credit Party, or (z) any third party to terminate or acquire rights under any Material Agreement or Material License;

(d)

Corporate Action, Governmental Approvals, etc. The execution and delivery of each of the Credit Documents by the Borrower and each of the other Credit Parties, in each case, to the extent a party thereto, and the performance by the Borrower and each of the other Credit Parties of their respective obligations under the Credit Documents, in each case, to the extent party thereto, have been duly authorized by all necessary corporate action including, without limitation, the obtaining of all necessary shareholder consents. No authorization, consent, approval, registration, qualification, designation, declaration or filing with any Governmental Authority or other Person, is or was necessary: (i) in connection with the execution, delivery and performance of obligations under the Credit Documents except as are in full force and effect, unamended, at the date of this Agreement except (A) registration of particulars of the Security Documents at Companies House in England and Wales under section 859A of the Companies Act 2006 and payment of associated fees, and (B) registration of the Security Documents at HM Land Registry or the Land Charges Register in England and Wales and payment of associated fees, which registrations, filings, taxes and fees will be made and paid promptly after the date of the relevant Security Document; and (ii) to make the UK Acquisition Documents or Credit Documents to which it is party admissible in evidence in its Relevant Jurisdiction;

(e)

Execution and Binding Obligation. This Agreement and the other Credit Documents have been duly executed and delivered by the Borrower and each of the other Credit Parties, in each case, to the extent a party thereto and constitute legal, valid and binding obligations of each such Person enforceable against them in accordance with their respective terms, subject only to any limitation under Applicable Laws relating to (i) bankruptcy, insolvency, arrangement or creditors’ rights generally, and (ii) the discretion that a court may exercise in the granting of equitable remedies;

(f)

Governing law and enforcement. The choice of governing law of the Credit Documents will be recognized and enforced in its Relevant Jurisdictions. Any judgment obtained in relation to a Credit Document in the jurisdiction of the governing law of that Credit Document will be recognized and enforced in its Relevant Jurisdictions;

(g)

Authorizations, etc. The Borrower and each of the other Credit Parties possesses all licences, authorizations, permits, consents, registrations and approvals necessary to properly conduct the Business and all such licences, authorizations, permits, consents, registrations and approvals are in good standing and in full force and effect, except where the failure to possess or maintain in good standing and in full force and effect such licences, authorizations, permits, consents, registrations or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Each Material License is valid, subsisting and in good standing and the Borrower and each of the other Credit Parties are not in default or breach (except for immaterial breaches that do not allow for a right of termination of such license) of any Material License and, to the knowledge of the Borrower, no proceeding is pending or has been threatened in writing by the applicable Governmental Authority to revoke or limit any Material License. Neither the Borrower nor any of the other Credit Parties is aware of any factors that are likely to lead to the Home Office refusing to renew any existing UK Hemp Licence or any new UK Hemp Licence which may be required in the future for the cultivation of or the production of cannabis seed as a food product or for the export of seeds for pressing into oil;

(h)

Trademarks, Patents, etc. The Borrower and each of the other Credit Parties possesses and is the sole legal and beneficial owner of or has licensed to it on normal commercial terms all the trademarks, trade names, copyrights, patents and licences necessary for the conduct of the Business, each of which is in good standing and in full force and effect, except where the failure to possess or maintain in good standing and in full force and effect such trademarks, trade names, copyrights, patents and licences, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Borrower, neither it nor any of the other Credit Parties is infringing or is alleged to be infringing on the rights of any Person with respect to any patent, trademark, trade name, copyright (or any application or registration in respect thereof), licence, discovery, improvement, process, formula, know-how, data, plan or specification. The Borrower and each of the other Credit Parties has taken all formal or procedural actions (including payment of fees) required to maintain any material trademarks, trade names, copyrights, patents and licences owned by it;

(i)	Ownership and Use of Property.

(i)

The Borrower and each of the other Credit Parties has good and marketable title in fee simple to the Owned Properties and good and merchantable title to all the tangible and intangible personal property reflected as assets in their books and records in each case free and clear of any Liens other than Permitted Liens. Neither the Borrower nor any other Credit Party has any commitment or obligation (contingent or otherwise) to grant any Liens except for Permitted Liens. No Assets of any Credit Party are held by such Credit Party in trust for any other Person or as nominee for and on behalf of any other Person. The tangible and intangible personal property of each the Credit Parties is of high enough quality to make it fit for sale. The Borrower and each of the other Credit Parties owns, leases or has the lawful right to use all of the Assets necessary for the proper conduct of the Business. Each of the Subject Properties including the Buildings and Fixtures thereon, and their use, operation and maintenance for the purpose of carrying on the Business is in compliance with any applicable restrictive covenant and Applicable Law except where the failure to be in compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(ii)	From the Tranche A Closing Date:

(A)	no breach of any law, regulation or covenant is outstanding which adversely affects or might reasonably be expected to materially adversely affect the value, saleability or use of that Owned Property;

(B)

there is no covenant, agreement, stipulation, reservation, condition, interest, right, easement or other matter whatsoever materially adversely affecting the use or which may affect the use of that Owned Property by the Credit Parties for their business;

(C)

nothing has arisen or has been created or is outstanding which would be an overriding interest, or an unregistered interest which overrides first registration or a registered disposition, over that Owned Property;

(D)	all facilities necessary for the enjoyment and use of that Owned Property (including those necessary for the carrying on of its business at that Property) are enjoyed by that Owned Property;

(E)	none of the facilities referred to in paragraph (D) above are enjoyed on terms:

(i)	entitling any person to terminate or curtail its use of that Owned Property; or

(ii)	which conflict with or restrict its use of that Owned Property;

(F)

the relevant Credit Party has not received any notice of any adverse claim by any person in respect of the ownership of that Owned Property or any interest in it which might reasonably be expected to be determined in favour of that person, nor has any acknowledgement been given to any such person in respect of that Owned Property; and

(G)	that Owned Property is held by the relevant Credit Party free from any lease or licence (other than those entered into in accordance with this Agreement);

(iii)	All deeds and documents necessary to show good and marketable title to a Credit Party’s interests in an Owned Property will from the Tranche A Closing Date be:

(A)	in possession of the Administrative Agent;

(B)	registered at HM Land Registry; or

(C)	held to the order of the Administrative Agent by a firm of solicitors approved by the Administrative Agent for that purpose;

(j)	Information for Property Reports.

(i)

The information supplied by it or on its behalf to the lawyers who prepared any Property Report for the purpose of that Property Report was true and accurate in all material respects as at the date of the Property Report or (if appropriate) as at the date (if any) at which it is stated to be given;

(ii)

The information referred to in paragraph (i) above was at the date it was expressed to be given substantively complete and did not omit any information which, if disclosed would make that information untrue or misleading in any material respect; and

(iii)

As at the Tranche A Closing Date, nothing has occurred since the date of any information referred to in paragraph (i) above which, if disclosed, would make that information untrue or misleading in any material respect;

(k)

Ownership of Subject Properties. None of the Borrower or any of the Credit Parties (i) owns any real property other than the Owned Properties, (ii) is bound by any agreement to own or lease any real property other than the Leases, or (iii) has leased any of its Owned Properties;

(l)

Leased Properties. Each Lease is in good standing, creates a good and valid leasehold estate in the Leased Properties thereby demised, and is in full force and effect without amendment. With respect to each Lease, (i) such Lease (or a notice in respect of the Lease) has been properly registered in the appropriate land registry office, (ii) all rents and additional rents have been paid or any failure to pay rent has been waived by the lessor, (iii) no other waiver, indulgence or postponement of the lessee’s obligations has been granted by the lessor, (iv) there exists no event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default under such Lease, and (v) to the best knowledge of the Borrower, all of the covenants to be performed by any other party under such Lease have been fully performed;

(m)

Condition of Assets. All of the Buildings and Fixtures on the Owned Properties were, or any Buildings and Fixtures on the Owned Properties under construction will be, constructed in accordance with all Applicable Laws and the Borrower and the other Credit Parties have adequate rights of ingress and egress into and from the Subject Properties for the operation of the Business in the ordinary course. The buildings, plants, structures, vehicles, equipment, technology and communications hardware and other tangible personal property (including the Buildings and Fixtures) of the Borrower and the other Credit Parties are structurally sound, in good operating condition and repair having regard to their use and age and are adequate and suitable for the uses to which they are being put. None of such buildings, plants, structures, vehicles, equipment or other property are in need of maintenance or repairs except for routine maintenance and repairs in the ordinary course that are not material in nature or cost;

(n)

Work Orders. There are no outstanding work orders relating to the Subject Properties from or required by any Governmental Authority, nor does the Borrower have notice of any possible impending or future work order except work orders, if any, which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(o)

Expropriation. No part of any of the Subject Properties or the Buildings and Fixtures located on the Subject Properties has been taken or expropriated by any Governmental Authority, no written notice or proceeding in respect of an expropriation been given or commenced nor is the Borrower aware of any intent or proposal to give any such notice or commence any proceedings, except to the extent that such expropriation individually or in the aggregate would not reasonably be expected to cause a Material Adverse Effect;

(p)

Encroachments. The Buildings and Fixtures located at each of the Subject Properties are located entirely within such Subject Property and are in conformity with set-back and coverage requirements of all applicable Governmental Authorities and there are otherwise no encroachments from the Subject Properties onto the property of any other Person, except to the extent that such encroachment individually or in the aggregate would not reasonably be expected to cause a Material Adverse Effect;

(q)

Compliance with Applicable Laws. The Borrower and each of the other Credit Parties is in material compliance with all Applicable Laws and Material Licenses. Without limiting the generality of the foregoing, the Borrower and each of the other Credit Parties is in material compliance with all Cannabis Laws applicable to it and its Business, except where any failure to do so is capable of being remedied, and is being diligently remedied, within the time periods permitted by the applicable Governmental Authority and specifically, but without limitation, none of (i) the purchase from any Credit Party, or import from Canada, of cannabis by a person resident (or otherwise located) in a Qualified Jurisdiction; or (ii) the sale to a Person resident (or otherwise located) in a Qualified Jurisdiction, or export to such Qualified Jurisdiction, of cannabis by any Credit Party, will violate or result in a breach of any applicable Cannabis Laws;

(r)

Withholding and Remittance of Source Deductions. The Borrower and each of the other Credit Parties has withheld from its employees, customers and other applicable payees (and timely paid to the applicable Governmental Authority) the proper and accurate amount of all Taxes, priority claims and other amounts required to be withheld or collected and remitted in compliance with all Applicable Laws;

(s)	No Default. Neither the Borrower nor any of the other Credit Parties is in violation of its constating documents, its by-laws, partnership agreement or any shareholders’ agreement applicable to it;

(t)

No Default or Event of Default. No Default or Event of Default has occurred and is continuing or would reasonably be expected to arise immediately after giving effect to or as a result of any Accommodation or Borrowing Notice pursuant to this Agreement;

(u)

No Material Adverse Agreements. Neither the Borrower nor any of the other Credit Parties is a party to any agreement or instrument or subject to any restriction (including any restriction set forth in its constating documents, by-laws, partnership agreement or any shareholders’ agreement applicable to it) which has or, to the best of its knowledge, in the future may have a Material Adverse Effect;

(v)

UK Acquisition Documents, Disclosures and other Documents. The UK Acquisition Documents contain all the terms of the UK Acquisition. There is no disclosure made in the Disclosure Letter or any other disclosure to the UK Acquisition Documents which has or may have a material adverse effect on any of the information, opinions, intentions, forecasts and projections contained or referred to in the Financial Model. To the best of its knowledge no representation or warranty (as qualified by the Disclosure Letter) given by any party to the UK Acquisition Documents is untrue or misleading in any material respect;

(w)	Environmental Matters. Except as set forth in Schedule 5.1(w):

(i)

none of the Subject Properties or other Assets under the charge, management or control of the Borrower or any of the other Credit Parties (i) has ever been used by any Person as a waste disposal site or a landfill, or (ii) has ever had any asbestos, asbestos-containing materials, PCBs, radioactive substances or aboveground or underground storage systems, active or abandoned, located on, in, at or under it at the date of this Agreement;

(ii)	there are no contaminants located in, on, at, under or about any of the Subject Properties;

(iii)	to the best knowledge of the Borrower, no properties adjacent to any of the Subject Properties are contaminated;

(iv)	neither the Borrower nor any of the other Credit Parties has transported, removed or disposed of any waste to a location outside of Canada or England as at the date of this Agreement;

(v)

each Credit Party is in compliance with Section 6.1(g) and to the best of its knowledge and belief (having made due and careful enquiry) no circumstances have occurred which would prevent such compliance in a manner or to an extent which has or is reasonably likely to have a Material Adverse Effect; and

(vi)

no administrative, regulatory or judicial actions, suits, demands, claims, liens, notices of non-compliance or violation, investigations, inspections, inquiries or proceedings relating in any way to any Environmental Laws or to any permit issued under any such Environmental Laws has been commenced or (to the best of its knowledge and belief (having made due and careful enquiry)) is threatened against any Credit Party where that claim has or is reasonably likely, if determined against that party, to have a Material Adverse Effect;

(x)	Pension Plans. Neither the Borrower nor any of the other Credit Parties has any Pension Plans;

(y)

Material Agreements, etc. All Material Agreements are in full force and effect, unamended. Except as set forth in Schedule 5.1(y) (which may not be amended without the prior written consent of the Majority Lenders):

(i)

the Borrower and each of the other Credit Parties is in material compliance with all Material Agreements and none of the Borrower or any of the other Credit Parties, or to the best knowledge of the Borrower, any other party to any Material Agreement has materially defaulted under any of the Material Agreements;

(ii)	no event has occurred which, with the giving of notice, lapse of time or both, would constitute a default under, or in respect of, any Material Agreement; and

(iii)	there is no material dispute regarding any Material Agreement;

(z)

Labour Matters. There are no existing or, to the best knowledge of the Borrower, threatened strikes, lock-outs or other disputes relating to any collective bargaining agreement to which the Borrower or any other Credit Party is a party and no trade union, council of trade unions or employee bargaining agency has applied or, to the best knowledge of the Borrower, threatened to apply to be certified as the bargaining agent of any of the employees of the Borrower or any other Credit Party in the last three (3) years. The hours worked and payments made to employees of the Borrower and each other Credit Party have not been in violation of any Applicable Laws, except where such violations would not reasonably be expected to result in a Material Adverse Effect. Any individual who performs services for the Borrower or any other Credit Party (other than through a contract with an organization other than such individual) and who is not treated as an employee of the Borrower or such other Credit Party for any purpose, including income tax, withholding and remittances purposes, has been properly classified as an independent contractor and if such characterization is incorrect it would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(aa)

Books and Records. All books and records of the Borrower and each of the other Credit Parties have been fully, properly and accurately kept and completed in accordance with GAAP, where applicable, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein. The Borrower’s and the other Credit Parties’ books and records and other data and information are available to the Borrower in the ordinary course of its business;

(bb)

Tax Liability. The Borrower and each of the other Credit Parties has filed all tax and information returns which are required to be filed within the applicable time period. The Borrower and each of the other Credit Parties has paid all Taxes which have become due other than those in respect of which liability based on such returns or assessments is being contested in good faith and by appropriate proceedings where adequate reserves have been established in accordance with GAAP, and all Taxes that any Governmental Authority is currently entitled to collect in respect of such contest, if any, have been paid. Adequate provision for payment has been made for Taxes not yet due. There are no disputes with respect to Taxes existing or pending involving the Borrower, any of the other Credit Parties or the Business which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

(cc)	Corporate Structure. At the date of this Agreement:

(i)	the corporate structure of the Parent and its Subsidiaries is as set out in the organizational chart as set forth in Schedule 5.1(cc);

(ii)	there are no subsidiaries of the Parent other than the subsidiaries identified as such in Schedule 5.1(cc);

(iii)	the share ownership of each of the Subsidiaries is as described in Schedule 5.1(cc);

(iv)	the only shareholders of the Parent are as set forth in Schedule 5.1(cc);

(v)

Schedule 5.1(bb) sets forth the complete particulars of (i) such shareholders, (ii) the interest of each shareholder in the Parent, and (iii) the direct and indirect shareholders of each such shareholder and their respective interests;

(vi)

the constitutional documents of companies whose shares are subject to the Security Documents do not and could not restrict or inhibit any transfer of those shares on creation or enforcement of the Security Documents; and

(vii)

except as described in Schedule 5.1(cc), there are no agreements in force which provide for the issue or allotment or, or grant any person the right to call for the issue or allotment of, any share or loan capital of the Parent or any of its Subsidiaries (including any option or right or pre-emption or conversion);

(dd)

Financial Statements. The historical financial statements provided to the Lenders in connection with this Agreement and the audited consolidated financial statements of the Parent and the Target most recently delivered to the Administrative Agent pursuant to Section 6.1(a) have been prepared in accordance with GAAP and each presents fairly and consistently:

(i)	the assets, liabilities, (whether accrued, absolute, contingent or otherwise) and financial position of the Parent as at the respective dates of the relevant statements; and

(ii)	the sales and earnings of the Parent during the periods covered by such statements;

(ee)	Financial Year. The Financial Year of the Parent and the Target will end on December 31st of each calendar year;

(ff)

Debt. No Credit Party has any Debt except as permitted by Section 6.2(a). There exists no default under the provisions of any instrument evidencing such Debt or of any agreement relating thereto which default would reasonably be expected to have a Material Adverse Effect;

(gg)

Solvency. The Borrower and each of the other Credit Parties is Solvent. No corporate action, legal proceeding or other procedure or step described in Section 8.1(r) or Section 8.1(s); or creditors’ process described in Section 8.1(r) or Section 8.1(s), has been taken or, to the knowledge of the Borrower, threatened in relation to any Credit Party; and none of the circumstances described in Section 8.1(r) or Section 8.1(s) applies to any Credit Party;

(hh)

Security. The Security Documents are effective to create in favour of the Administrative Agent for the benefit of the Secured Creditors, legal, valid and perfected first priority Liens (subject only to Permitted Liens which rank by law in priority or Permitted Liens which are subject to the Intercreditor Agreement), enforceable in accordance with their terms against third parties and any trustee in bankruptcy in the Collateral subject thereto, except to the extent a secured creditor’s rights are affected or limited by applicable bankruptcy, insolvency, moratorium, organization and other laws of general application limiting the enforcement of secured creditors’ rights generally;

(ii)	No Litigation. There is no action, suit, arbitration or proceeding pending, taken or to the Borrower’s knowledge, threatened, before or by any Governmental Authority or arbitrator or by or against any elected or appointed public official or private person in Canada or elsewhere, which (i) challenges, or to the knowledge of the Borrower, has been proposed which may challenge, the validity or propriety of the transactions contemplated under the Credit Documents or the documents, instruments and agreements executed or delivered in connection therewith or related thereto, or (ii) would reasonably be expected to have a Material Adverse Effect;

(jj)	Schedule Disclosure. At the date of this Agreement:

(i)

Schedule 5.1(jj)(i) is a list of all addresses at which the Borrower and each of the other Credit Parties (i) have their respective chief executive office, head office and principal place of business, (ii) have their respective registered office, (iii) carry on business, or (iv) store any tangible personal property (except for goods in transit in the ordinary course of business), together with a list of all jurisdictions in which the Borrower and each of the other Credit Parties has any account debtors. All such locations in clauses (i), (ii) or (iii) which are (x) leased by a Credit Party, (y) the subject of an agreement for warehousing services in favour of a Credit Party, or (z) not owned, leased or the subject of such an agreement for warehousing services, are identified as such in Schedule 5.1(jj)(i);

(ii)	Schedule 5.1(jj)(ii) is a list of all licences, authorizations, permits, consents, registrations and approvals which are material to the Borrower or any other Credit Party;

(iii)

Schedule 5.1(jj)(iii) is a list of all trademarks, tradenames, copyrights and patents (and the registration particulars thereof) of the Borrower or any other Credit Party which are material to the Borrower or any other Credit Party and which are registered with the Canadian Intellectual Property Office, the Trade Marks Registry at the Patent Office in England and Wales or with a similar office in another jurisdiction;

(iv)

Schedule 5.1(jj)(iv) is a list of all actions, suits, arbitrations or proceedings pending, taken or to the best knowledge of the Borrower, threatened, before or by any Governmental Authority or other Person affecting the Borrower or any other Credit Party; and

(v)

Schedule 5.1(jj)(v) contains a list of all agreements, contracts or similar instruments to which the Borrower or any of the other Credit Parties is a party or to which any of their assets could be subject, for which breach, non-performance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect;

(kk)

Anti-Terrorism, Anti-Corruption Laws. None of the Borrower or the other Credit Parties is a Sanctioned Person or is in violation of any Anti-Terrorism Law or Sanction, or deals in property or interests in property, or otherwise engages in any transaction, prohibited by any Anti-Terrorism Law or Sanction. None of the Borrowings and none of the other services and products, if any, to be provided by any of the Secured Creditors under or in connection with this Agreement (i) will be used by, on behalf of, or for the benefit of, any Person other than the Borrower or any other Credit Party, (ii) will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the Corruption of Foreign Public Officials Act (Canada), Bribery Act 2010 or any similar laws, rules or regulations issued, administered or enforced by any Governmental Authority having jurisdiction over the

Borrower or any of its Subsidiaries, or (iii) will be used in a manner that would result in a violation of any Sanctions. The Borrower and each of the other Credit Parties has taken measures appropriate to the circumstances (in any event as required by Applicable Law) to ensure that the Borrower and each of the other Credit Parties is and will continue to be in compliance with such applicable anti-corruption laws, rules and regulations and Anti-Terrorism Laws;

(ll)

Financial Model. The Financial Model furnished or to be furnished to any Secured Creditor by or on behalf of the Borrower and the summaries of significant assumptions related thereto, the Borrower represents and warrants that such Financial Model and summaries of assumptions (a) have been and will be prepared with due care and in good faith, (b) present, and will fairly present in all material respects, the reasonable expectations of the Borrower as to the matters covered thereby as of their date, (c) are based on, and will be based on, assumptions believed by it to be reasonable as to all factual and legal matters material to the estimates therein (including interest rates and costs) as of their date, (d) are, as of their date, consistent with the applicable provisions of the Credit Documents in all material respects and Applicable Law and (e) are prepared on a basis substantially consistent with the financial statements referred to in Section 5.1(dd), it being recognized by each Secured Creditor that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and that such difference may be material;

(mm)

Disclosure. All (i) forecasts and projections supplied to the Administrative Agent and the Lenders were prepared in good faith, adequately disclosed all relevant assumptions and are reasonable, and (ii) other written information supplied to the Administrative Agent and the Lenders is true and accurate in all material respects and does not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained in such written information not misleading in light of the circumstances under which such statements were made. There is no fact known to the Borrower which would reasonably be expected to have a Material Adverse Effect and which has not been fully disclosed to the Administrative Agent and the Lenders. No event has occurred which would reasonably be expected to have a Material Adverse Effect since the date of last audited financial statements of the Borrower and the Target delivered to the Lenders; and

(nn)

Centre of main interests and establishments. For the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast) (the “Regulation”), the Borrower’s and each other Credit Party’s centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in its Original Jurisdiction.

Section 5.2 Survival of Representations and Warranties.

(1)

The representations and warranties in this Agreement and in any certificates or documents delivered to the Administrative Agent and the Lenders shall not merge in or be prejudiced by and shall survive any Accommodation and shall continue in full force and effect so long as any amounts are owing by the Borrower to the Lenders, or any of them, under this Agreement.

(2)

The representations and warranties in Section 5.1 will be deemed to be repeated by the Borrower on the date of delivery of any Borrowing Notice by the Borrower, the acceptance by the Borrower of any Accommodation, the last day of each Financial Quarter, and the date of delivery of each Compliance Certificate, except to the extent that on or prior to such date the Borrower has advised the Administrative Agent in writing of a variation in any such representation or warranty, and the Majority Lenders have approved such variation in accordance with Section 10.1.

Article 6

COVENANTS OF THE BORROWER

Section 6.1 Affirmative Covenants

So long as any amount owing under this Agreement remains unpaid or any Lender has any obligation under this Agreement, and unless consent is given in accordance with Section 10.1, the Borrower shall do the following:

(a)	Financial Reporting. Deliver to the Administrative Agent (with sufficient copies for each of the Lenders):

(i)

within 30 days of the commencement of each Financial Year, the Annual Business Plan for the Financial Year, together with the detailed budget for the Financial Year providing supplementary detailed schedules and information supplementary to and consistent with the Annual Business Plan;

(ii)

as soon as practicable and in any event within 45 days after the end of each of the first three Financial Quarters in each Financial Year (w) a consolidated balance sheet of the Parent as of the end of the Financial Quarter, (v) a consolidated balance sheet of the UK Credit Parties as of the end of the Financial Quarter (for greater certainty, such balance sheet shall not include any Persons other than the UK Credit Parties), (x) consolidating balance sheets of the Parent and each of the other Credit Parties, (y) the related consolidated and unconsolidated statements of earnings and changes in financial position for the Financial Quarter and for the period commencing at the end of the previous Financial Year and ending with the end of the Financial Quarter and (z) a management discussion and analysis with respect to such financial results; in each case (except for the statement of changes in financial position) setting forth in comparative form the figures for the corresponding Financial Quarter and corresponding portion of the previous Financial Year;

(iii)

as soon as practicable and in any event within 90 days after the end of each Financial Year, (x) a copy of the financial statements of the Parent for the Financial Year prepared on an unconsolidated and consolidated basis reported on by the Parent’s independent auditors, (y) a copy of the financial statements of the UK Credit Parties for the Financial Year prepared on an unconsolidated and consolidated basis reported on by the UK Credit Parties’ independent auditors (for greater certainty, such financial statements shall not include any Persons other than the UK Credit Parties), and (z) a management discussion and analysis with respect to such financial results; and

(iv)	together with each delivery of financial statements, a Compliance Certificate substantially in the form of Exhibit 6.1(a)(iv).

(b)

Environmental Reporting. Promptly, and in any event within 10 days, deliver to the Administrative Agent (with sufficient copies for each of the Lenders) a detailed statement describing any of the following occurrences: (i) any order or judgment of any Governmental Authority requiring the Borrower or any of the other Credit Parties to incur Environmental Liabilities (w) in excess of $2,500,000 (or the Equivalent Amount in another currency) with respect to the Credit Parties or $2,000,000 (or the Equivalent Amount in another currency) with respect to the UK Credit Parties in any one instance, (x) together with all other expenditures incurred in respect of Environmental Liabilities in any Financial Year, in excess of $2,500,000 (or the Equivalent Amount in another currency) with respect to the Credit Parties or $2,000,000 (or the Equivalent Amount in another currency) with respect to the UK Credit Parties in the aggregate, (ii) any state of affairs on any of the Subject Properties which could result in the incurrence of Environmental Liabilities (y) in excess of $2,500,000 (or the Equivalent Amount in another currency) with respect to the Credit Parties or $2,000,000 (or the Equivalent Amount in another currency) with respect to the UK Credit Parties in any one instance, or (z) together with all other expenditures incurred in respect of Environmental Liabilities in any Financial Year, in excess of $2,500,000 (or the Equivalent Amount in another currency) with respect to the Credit Parties or $2,000,000 (or the Equivalent Amount in another currency) with respect to the UK Credit Parties, and (iii) the action taken.

(c)	Additional Reporting Requirements. Deliver to the Administrative Agent (with sufficient copies for each of the Lenders):

(i)

as soon as practicable, and in any event within five days after the occurrence of each Default or Event of Default, a statement of the chief financial officer of the Borrower or any other officer acceptable to the Administrative Agent setting forth the details of the Default or Event of Default and the action which the Borrower proposes to take or has taken;

(ii)

from time to time upon request of the Administrative Agent, evidence of the maintenance of all insurance required to be maintained pursuant to this Agreement, including originals or copies as the Administrative Agent may request of policies, certificates of insurance, riders, endorsements and proof of premium payments;

(iii)	promptly upon their issuance, copies of all notices, reports and other documents sent to shareholders of the Credit Parties;

(iv)

promptly upon becoming aware thereof, a notice of (A) the threat of, or commencement of, any strike or lockout, (B) any work stoppage or other labour dispute, (C) any breach or non-performance of, or any default under, any Material Agreement of the Borrower or any of the other Credit Parties, (D) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any of the other Credit Parties and any Governmental Authority, (E) the threat of, commencement of, or any material adverse development in, any action, suit, arbitration, investigation or other proceeding affecting the Borrower or any of the other Credit Parties, (F) and any other matter, in the case of clauses (B) through (F), to the extent that the same has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(v)

copies of all material correspondence and notices received by the Borrower or any other Credit Party from any Governmental Authority or stock exchange with respect to the licenses and permits required to conduct the Borrower’s and the other Credit Parties’ businesses, or any regulatory or other investigations into the Borrower and the other Credit Parties’ cannabis business practices promptly upon receipt (and in any event within five (5) Business Days);

(vi)

notice, promptly upon receipt (and in any event within two (2) Business Days), of any rejection notice for new or renewal security clearance application for each director and officer of the Borrower and each other Credit Party per the Cannabis Act regulations;

(vii)

notice, promptly upon receipt (and in any event within five (5) Business Days), of: (i) the results of any facility audit by any Governmental Authority; and (ii) any warning document, letter or notice from any Governmental Authority that would reasonably be expected to have a negative or material impact on any license for cannabis held by the Borrower or any other Credit Party, together with the Borrower’s or other Credit Party’s action plan with respect thereto;

(viii)

notice, promptly upon receipt (and in any event within five (5) Business Days), of any material amendments to any Governmental Authority license (Health Canada, DFLU or other authorities) held by the Borrower or any other Credit Party;

(ix)

forthwith upon becoming aware of same, provide written notice to the Administrative Agent of any investment or funding by any Canadian Credit Party formed and existing in Canada to any UK Credit Party;

(x)

forthwith upon becoming aware of same, provide written notice to the Administrative Agent of any filing made by any Credit Party in respect of matters related to compliance by any of them with the Proceeds of Crime Act 2002; and

(xi)

such other information respecting the condition or operations, financial or otherwise, of the Business or the Borrower or any of the other Credit Parties as the Administrative Agent, on behalf of the Lenders, may from time to time reasonably request.

(d)	Corporate Existence. Except as otherwise permitted in this Agreement, preserve and maintain, and cause each of the Credit Parties to preserve and maintain, its corporate existence.

(e)	Permitted Uses. Use the proceeds of the Accommodations hereunder only for the purposes permitted pursuant to Section 2.3 and in compliance with Section 5.1(kk).

(f)	Compliance with Applicable Laws, etc.

(i)

Comply, and cause each of the other Credit Parties to comply, with the requirements of all Applicable Laws (except where non-compliance with any such requirement of Applicable Law would not reasonably be expected to have a Material Adverse Effect) and Material Licenses;

(ii)

Maintain all licenses and authorizations required from regulatory or governmental authorities or agencies to permit it to carry on its business, including, without limitation, the Material Licenses and any other licenses, certificates, permits and consents for the purposes of conducting the Business, as well as for the purposes of protection of the environment, to the extent that failure to comply would reasonably be expected to cause a Material Adverse Effect; and

(iii)

Maintain, and cause each of the other Credit Parties to maintain, in all material respects the employment of any person whose retention is required as a term of such Credit Parties’ license under the Cannabis Act (Canada) and the regulations promulgated thereunder including a senior person in charge, qualified person in charge, master grower, responsible person, head of security and quality assurance person or such alternate individual appointed within the timelines set forth under the Cannabis Act (Canada) and the regulations.

(g)	Environmental Compliance.

(i)	Comply, and cause each of the other Credit Parties to comply. with all Environmental Law;

(ii)

obtain, maintain and ensure, and cause each of the other Credit Parties to obtain, maintain and ensure, compliance with all requisite licenses, authorizations, permits, consents, registrations and approvals required under Environmental Law;

(iii)	implement, and cause each of the other Credit Parties to implement, procedures to monitor compliance with and to prevent liability under any Environmental Law,

where failure to do so has or is reasonably likely to have a Material Adverse Effect.

(h)

Trademarks, Patents etc. (i) Preserve and maintain and cause each of the other Credit Parties to preserve and maintain the subsistence and validity of the trademarks, trade names, copyright, patents and licences necessary for the business of the relevant Credit Party; (ii) use reasonable endeavours and cause each of the other Credit Parties to use reasonable endeavours to prevent any infringement in any material respect of the trademarks, trade names, copyright, patents and licences; (iii) make and cause each of the other Credit Parties to make registrations and pay all registration fees and taxes necessary to maintain the trademarks, trade names, copyright, patents and licences in full force and effect and record its interest in the same; (iv) not use or permit and cause each of the other Credit Parties to not use or permit the trademarks, trade names, copyright, patents and licences to be used in a way or take any step or omit to take any step in respect of the same which may materially and adversely affect the existence or value of the same or imperil the right of any Credit Party to use such property; and (v) not discontinue and cause each of the other Credit Parties to not discontinue the use of the trademarks, trade names, copyright, patents and licences, where failure to do so, in the case of paragraphs (i) and (ii) above, or, in the case of paragraphs (iv) and (v) above, such use, permission to use, omission or discontinuation, has or would reasonably be expected to have a Material Adverse Effect.

(i)

People with Significant Control regime. (i) Within the relevant timeframe, comply and cause each of the other Credit Parties to comply with any notice it receives pursuant to Part 21A of the Companies Act 2006 from any company incorporated in the United Kingdom whose shares are the subject of the Security; and (ii) promptly provide and cause each of the other Credit Parties to promptly provide the Administrative Agent with a copy of that notice.

(j)	Operation of Business. Manage and operate, and cause each of other Credit Parties to, the Business:

(i)	solely within a Qualified Jurisdiction, in accordance with all applicable laws;

(ii)	with production of cannabis in facilities properly licenced by the applicable governing body in a Qualified Jurisdiction, in accordance with all applicable laws; and

(iii)	ensure that all activities relating to the sale of cannabis and cannabis related products are to entities licensed by Governmental Authorities in Qualified Jurisdictions.

(k)

Credit Policy and Accounts Receivable. Maintain, at all times, written credit policies consistent with good business practices, adhere to such policies and collect, and cause each of the other Credit Parties to collect, accounts receivable in the ordinary course of business.

(l)	Environmental Investigations. Promptly, if the Administrative Agent has a good faith concern that a discharge of a contaminant has occurred or a condition exists on any of the

Subject Properties that would have a Material Adverse Effect, cause to be conducted such environmental investigations (including without limitation, environmental site assessments and environmental compliance reviews) as are reasonably required by the Administrative Agent by an environmental consultant approved by the Administrative Agent, and remedy any condition or non-compliance with Environmental Laws revealed by any such investigation.

(m)

Maintenance of Properties. Keep and maintain and cause each of the other Credit Parties to keep and maintain the Subject Properties including the Buildings and Fixtures in good operating condition and repair having regard to their use and age and make and cause each of the other Credit Parties to make all repairs, renewals, replacements, additions and improvements to the Subject Properties including the Buildings and Fixtures and their other Assets, so that the Business may be properly and advantageously conducted at all times in accordance with prudent business management practice.

(n)

Material Agreements. Perform and observe, and cause each other Credit Party to perform and observe, in all material respects all terms and provisions of each Material Agreement to be performed or observed by it or such other Credit Party and maintain each Material Agreement in full force and effect.

(o)

Payment of Taxes and Claims. Pay or cause to be paid and cause each of the other Credit Parties to pay or cause to be paid, when due, (i) all Taxes imposed upon it or upon its income, sales, capital or profit or any other Assets belonging to it or upon the other Credit Parties before the same becomes delinquent or in default, and (ii) all claims which, if unpaid, might by Applicable Law become a Lien upon the Assets of the Borrower or any other Credit Party, except any such Tax or claim which is being contested in good faith and by proper proceedings and in respect of which the Borrower or the other Credit Parties have established adequate reserves in accordance with GAAP or which are Permitted Liens.

(p)

Keeping of Books. Keep, and cause each of the other Credit Parties to keep, (i) proper books of record and account, in which full and correct entries shall be made in respect of the Business or businesses, as the case may be, in accordance with GAAP, and (ii) books and records pertaining to the Collateral in such detail, form and scope as the Administrative Agent reasonably requires.

(q)

Visitation and Inspection. At any reasonable time or times, and as often as reasonably requested, permit each Lender and the Administrative Agent to visit the financial records and the Assets of the Borrower and the other Credit Parties and to make extracts from and copies of such financial records, and to discuss their affairs, finances and accounts with the senior officers of the Borrower and (in the presence of such representatives as it may designate) its auditors.

(r)

Maintenance of Insurance. Maintain, in respect of itself and each of the other Credit Parties, insurance at all times with responsible insurance carriers and in such amounts and covering such risks as are usually carried by companies with established reputations engaged in similar businesses and owning similar Assets in the same general areas in which the Borrower or such other Credit Parties, as the case may be, operate, such policies to show the Administrative Agent as additional insured on behalf of the Secured Creditors (in the case of liability insurance) and second loss payee (in the case of the Canadian Credit Parties) and first loss payee (in the case of the other UK Credit Parties) under a mortgage clause in a form approved by the Insurance Bureau of Canada or the equivalent governing body of the United Kingdom, as applicable (in the case of property insurance). Such insurance shall provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice thereof.

(s)	Material Subsidiaries:

(i)

The Borrower shall (x) upon the direct or indirect formation or acquisition by the Parent of a Material Subsidiary or (y) from time to time, designate such Material Subsidiaries as it shall determine as Material Subsidiaries and shall notify the Administrative Agent that such Person has become a Material Subsidiary and furnish the Administrative Agent with the name, date and jurisdiction of formation, description of business and principal place of business address of each Material Subsidiary and shall cause each Material Subsidiary to provide to the Administrative Agent for the benefit of the Lenders, within 30 days (or such later date as the Administrative Agent may agree to, acting reasonably) of it becoming a Material Subsidiary, the following:

(A)	an unconditional guarantee of the obligations of the Credit Parties by such Subsidiary in a form substantially similar to the guarantees delivered by the Credit Parties on the Tranche A Closing Date;

(B)

such Security Documents and other documents (including financing statements, notices of security, consents, approvals, acknowledgements, undertakings, subordinations, discharges, waivers, directions, negotiable documents of title and other documents and instruments), and registrations with respect thereto, as the Administrative Agent determines, acting reasonably, are necessary or desirable in order to create a first priority perfected Lien (subject only to Permitted Liens which rank by law in priority or Permitted Liens which are subject to the Intercreditor Agreement) in all Assets of such Subsidiary and all Equity Securities in the capital of such Subsidiary (including, to the extent such Equity Securities are certificated, delivery to the Revolving Lender or the Administrative Agent of certificates evidencing Equity Securities along with appropriate stock powers of attorney in respect of any such Equity Securities pursuant to the Intercreditor Agreement and the Security Documents); and

(C)	such corporate resolutions, certificates, legal opinions and such other documents and registrations as may be reasonably required by the Administrative Agent;

all such deliveries to be in form and substance satisfactory to the Administrative Agent, acting reasonably, with sufficient copies for each Lender.

(ii)

The Borrower shall be entitled to request that a Material Subsidiary which is, or has been designated, a Material Subsidiary no longer be a Material Subsidiary. Upon providing an officer’s certificate of the Borrower confirming that no Default or Event of Default has occurred and is continuing (excluding, for certainty, any Default or Event of Default which would no longer exist as a result of such redesignation) and no Default or Event of Default would result from giving effect to such request and the Administrative Agent determining that no Default or Event of Default would result from giving effect to such request, the Administrative Agent shall confirm in writing the redesignation of such Material Subsidiary as a Non-Material Subsidiary and shall cancel, release and, if applicable, return the Security granted by such Subsidiary.

(iii)

If a Subsidiary becomes a Material Subsidiary, the Borrower shall ensure at all times that it beneficially owns either directly or indirectly through one or more Material Subsidiaries, all of the issued and outstanding shares, partnership interests or other economic and voting interests in the capital stock of each such Material Subsidiary.

Notwithstanding anything herein contained, any Material Subsidiary of the Parent incorporated, existing or formed outside of Canada or the United Kingdom will not be required to provide a Guarantee or Security hereunder and further is not considered a Credit Party under this Agreement.

(t)

UK Acquisition Documents. Sundial UK shall (and the Borrower will procure that Sundial UK will) promptly pay all amounts payable to the Sellers under the UK Acquisition Documents as and when they become due (except to the extent that any such amounts are being contested in good faith by a Credit Party and where adequate reserves are set aside for any such payment). Sundial UK shall, (and the Borrower will procure that Sundial UK and each relevant Credit Party will), take all reasonable and practical steps to preserve and enforce its rights (or the rights of any other Credit Party) and pursue any claims and remedies arising under any UK Acquisition Documents.

(u)

Financial assistance. Each Credit Party shall (and the Borrower shall procure each other Subsidiary will) comply in all respects with sections 678 and 679 of the Companies Act 2006 and any equivalent legislation in other jurisdictions including in relation to the execution of the Security Documents and payment of amounts due under this Agreement.

(v)

Anti-Terrorism Laws. Promptly provide all information with respect to the Credit Parties, their respective directors, authorized signing officers, direct or indirect shareholders or other persons in control of the Credit Parties, including supporting documentation and other evidence, as may be reasonably requested by the Administrative Agent or any Lender, or any prospective assignee or participant of the Administrative Agent or any Lender, in order to comply with any applicable Anti-Terrorism Laws or such other applicable “know your client” laws and requirements, whether now or hereafter existence.

(w)

UK Share Certificates. As soon as reasonably practicable, and in any case within three (3) Business Days, following the receipt by Sundial UK from HM Revenue & Customs of the stamped share transfer forms relating to the shares in the Target acquired by Sundial UK under the UK Acquisition Agreement, the Borrower shall deliver to the Administrative Agent and/or CMS duly executed original share certificates in respect of those shares (together with a certified copy of the shareholder register of the Target showing Sundial UK as sole registered shareholder of the Target).

(x)	Property.

(i)	Title.

(A)	Each Credit Party must perform and observe and cause each other Credit Party to perform and observe in all material respects all terms and provisions affecting its Owned Property.

(B)	No Credit Party may without the consent of the Administrative Agent enter into any Agreement for Lease and/or Occupational Lease in relation to an Owned Property.

(C)	Each Credit Party must supply to the Administrative Agent a copy of each Lease Document, a copy of each amendment, supplement or extension to a Lease Document and a copy of each document recording any rent review in respect of a Lease Document promptly upon entering into the same.

(ii)	Headleases.

(A)

Each Credit Party must perform and observe and cause each other Credit Party to perform and observe in all material respects all terms and provisions of each Headlease and maintain each Headlease in full force and effect.

(iii)	Development.

(A)

Where a Credit Party intends to carry out any demolition, construction, structural alterations or additions, development or other similar operations in respect of the Clay Lake Bank Property it will ensure that such works are carried out by a reputable contractor and that collateral warranties in relation to such works are procured in favour of the Secured Creditors substantially in the same form and substance as the collateral warranty procured by the Credit Parties in favour of the Secured Creditors and referred to in Section 4.2.

(B)

In connection with any construction, structural alterations or additions, development or other similar operations undertaken by a Credit Party and completed before the Tranche A Closing Date, each Credit Party must deliver to the Administrative Agent a construction completion report, in form and substance satisfactory to the Administrative Agent, acting reasonably within 30 days after the Tranche A Closing Date.

(iv)	Investigation of Title.

(A)	Each Credit Party must grant the Administrative Agent or its lawyers on request all facilities within the power of the Credit Party to enable the Administrative Agent or its lawyers to:

(iii)	Carry out investigations of title to any Owned Properties; and

(iv)	Make such enquiries in relation to any part of any Owned Property as a prudent mortgagee might carry out.

(v)	Insurances.

(A)

The Credit Parties must use all reasonable endeavours to ensure that the Administrative Agent receives copies of the insurance policies referred to at paragraph 6.1(q), receipts for the payment of premiums for insurance and any other information in connection with the insurance and claims under them which the Administrative Agent may reasonably require.

(vi)	Environmental Matters.

(A)	Each Credit Party must indemnify each Secured Creditor against any loss or liability which:

(v)	That secured Creditor incurs as a result of any actual or alleged breach of any Environmental Law by any person; and

(vi)	Would not have arisen if a Credit Document had not been entered into,

unless it is caused by that Secured Creditor’s gross negligence or wilful misconduct.

(y)	Conditions Subsequent.

(i)

To provide an assignment of the collateral warranty and the existing reliance letter in favour of HSBC plc and procure a fresh reliance letter from Ground Engineering Limited in favour of the Administrative Agent in respect of the Ground Investigation Report within 90 days following the date of this Agreement.

(ii)

The Borrower shall cause the Parent to register a postponement (Form 17) at the Alberta Land Titles Office, in form and substance satisfactory to the Administrative Agent, with respect to the caveat registered by FortisAlberta Inc. as instrument number 191 076 811 within 90 days following the date of this Agreement.

(iii)

As soon as reasonably practicable, and in any case within seven (7) Business Days following the satisfaction of the conditions precedent in Section 4.2, the Borrower shall, or shall cause the applicable Credit Parties to:

(A)

cause the Borrower to purchase 100 ordinary shares of Sundial UK from the Parent and to convert the promissory note dated as of the Tranche A Closing Date in the amount of £62,000,000 issued by Sundial UK to the Borrower into 1 ordinary shares of Sundial UK (the “Reorganization”) and provide evidence of such transfer to the Administrative Agent;

(B)

deliver to the Administrative Agent (x) a share charge governed by the laws of England pledging the Borrower’s Equity Securities in Sundial UK to the Administrative Agent, and (y) other documents (including financing statements, notices of security, consents, approvals, acknowledgements, undertakings, subordinations, discharges, waivers, directions, negotiable documents of title and other documents and instruments), and registrations with respect thereto, as the Administrative Agent determines, acting reasonably, are necessary or desirable in order to create a first priority perfected Lien (subject only to Permitted Liens which rank by law in priority or Permitted Liens) in all Equity Securities in the capital of Sundial UK (including, delivery to the Administrative Agent of certificates evidencing Equity Securities along with appropriate stock powers of attorney in respect of any such Equity Securities); and

(C)	such corporate resolutions, certificates, legal opinions and such other documents and registrations as may be reasonably required by the Administrative Agent; and

(D)	all such deliveries to be in form and substance satisfactory to the Administrative Agent, acting reasonably, with sufficient copies for each Lender.

(iv)

The Borrower shall (or shall cause the applicable Credit Parties to) use best commercial efforts to provide (within 60 days following the Tranche A Closing Date and as soon within that 60 day period as is reasonably practicable) to the Administrative Agent the following documents to the Administrative Agent: (i) an updated copy of the Farm Select policy with NFU Mutual with policy number 080X7115716/N06 with an additional endorsement showing the Administrative Agent as first loss payee in form and substance similar to that set out in an email from Obruche Heinanen to Katharine Lammiman dated 11 June 2019 at 21:14 or such other form and substance satisfactory to the Administrative Agent and (ii) the acknowledgements from NFU Mutual to security notices served by Project Seed Topco Limited and Neame Lea Nursery Limited respectively to NFU Mutual on the Tranche A Closing Date in each case in form and substance similar to that set out in the notices to which they relate or such other form and substance satisfactory to the Administrative Agent.

(v)

As soon as reasonably practicable, and in any case within one (1) Business Day following the Tranche A Closing Date, the Borrower shall, or shall cause the applicable Credit Parties to, submit a discharge of the mortgage registered at the Alberta Land Titles Office by Farm Credit Canada as instrument number 191 072 026 (the “Discharge”) and upon registration of the Discharge forthwith forward to the Administrative Agent a certified copy of the certificate of title confirming that the Discharge has been registered. In the event that the Discharge is rejected by the Alberta Land Titles Office, the Borrower shall make all reasonable commercial efforts to correct any defects or deficiencies in respective of the Discharge and to cause such corrected Discharge to be re-submitted to the Alberta Land Titles Office as soon as possible for registration on the basis and in the manner required herein.

(z)

Further Assurances. At its cost and expense, upon request of the Administrative Agent, execute and deliver or cause to be executed and delivered to the Administrative Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Administrative Agent to carry out more effectually the provisions and purposes of the Credit Documents.

Section 6.2 Negative Covenants.

So long as any amount owing under the Credit Agreement remains unpaid or any Lender has any obligation under this Agreement and, unless consent is given in accordance with Section 10.1, the Borrower shall not:

(a)	Debt. Create, incur, assume or suffer to exist or permit any of the other Credit Parties to create, incur, assume or suffer to exist any Debt except:

(i)	Debt of the Borrower to the Lenders under this Agreement;

(ii)	Debt incurred in respect of Capital Leases and Purchase Money Mortgages up to an aggregate outstanding amount, at any time, of $2,000,000;

(iii)	the Revolving Indebtedness;

(iv)	the 2019 Convertible Debentures;

(v)	Pre-IPO Convertible Debentures;

(vi)	unsecured convertible debentures issued from time to time which are adequately subordinate to the interest of the Lenders, as determined by the Administrative Agent, acting reasonably;

(vii)	Debt of any other Credit Party to any other Credit Party, in each case, to the extent permitted in Section 6.2(j)(iii), Section 6.2(j)(iv) or Section 6.2(j)(v);

(viii)	Debt to Lenders and their Affiliates under any Secured Derivatives Agreement permitted pursuant to Section 6.2(l);

(ix)

Guarantees by any Credit Party of Debt of another Credit Party permitted pursuant to this Section 6.2(a), in each case, provided that to the extent the primary Debt is required to be subordinated, the Debt under such Guarantees is subordinated on the same terms;

(x)

Debt in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, in each case, provided in the ordinary course of business, including (i) those incurred to secure health, safety and environmental obligations, and (ii) performance guarantees of suppliers, customers, franchisees and licensees of the Parent and its Material Subsidiaries; and

(xi)	guarantees of any lease permitted hereunder of real property entered into by a Credit Party.

(b)

Liens. Create, incur, assume or suffer to exist, or permit any of the other Credit Parties to create, incur, assume or suffer to exist, any Lien on any of their respective Assets except Permitted Liens.

(c)

Amalgamation, Consolidation, Etc. Consolidate, amalgamate or merge, or permit any of the other Credit Parties to consolidate, amalgamate or merge, with any other Person, export a Canadian Credit Party into a jurisdiction outside of Canada or a UK Credit Party to a jurisdiction outside of the United Kingdom, enter into any corporate reorganization or other transaction intended to effect or otherwise permit a change in its existing corporate structure, liquidate, wind-up or dissolve itself, or permit any liquidation, winding-up or dissolution unless prior written consent has been provided by the Majority Lenders acting reasonably and such documentation as is required by Administrative Agent is delivered concurrently with such transaction. Notwithstanding the foregoing, an ATB Loan Party may consolidate, amalgamate or merge with another ATB Loan Party or liquidate, wind-up or dissolve itself into another ATB Loan Party and a UK Credit Party may consolidate, amalgamate or merge with another UK Credit Party or liquidate, wind-up or dissolve itself into another UK Credit Party. For greater certainty, nothing in this Agreement prohibits, or shall be deemed to prohibit, the Parent from completing a Qualified IPO.

(d)

Disposal of Assets Generally. Dispose of, or permit any of the other Credit Parties (excluding for greater certainty Subsidiaries that are not Material Subsidiaries) to Dispose of, any Assets to any Person except:

(i)	bona fide sales of inventory in the ordinary course of business;

(ii)	Assets (other than Equity Securities in the capital of any Credit Party) which have no material economic value in the Business or business or are obsolete;

(iii)	Dispositions pursuant to a transaction permitted by Section 6.2(c);

(iv)	Dispositions by an ATB Loan Party to another Credit Party;

(v)	Dispositions by a SAF Loan Party that is not an ATB Loan Party to another SAF Loan Party that is not an ATB Loan Party; and

(vi)

Dispositions of Assets (including any Equity Securities) in each Financial Year not otherwise permitted pursuant to this Section 6.2(d) resulting in consideration received for such Assets (which in the case of any such Dispositions to Affiliates will be not less than the fair market value thereof) of not more than $1,000,000 (or the Equivalent Amount in another currency) in the aggregate for all such Dispositions during such Financial Year, provided that no Default or Event of Default exists or would result therefrom, and the proceeds of such Disposition are applied to Accommodations Outstanding in accordance with Section 2.5(1).

(e)

Transactions with Related Parties. Except for the Royalty Agreement, the CEO Transaction and fees to Critical Mass and Ryan Hellard, directly or indirectly, enter into or allow any other Credit Party to enter into, any agreement with, make any financial accommodation for, or otherwise enter into any transaction with, (i) an Affiliate of such Credit Party, as applicable, (ii) any Person that directly or indirectly owns or controls Equity Securities of such Credit Party carrying more than 10% of the voting rights of such Credit Party, (iii) any Affiliate of a Person described in clause (ii); (iv) any Person that is an officer or director of such Credit Party or of any Affiliate of such Person, or of any Person described in clause (ii) or (iii), or (v) any immediate family member of any of the foregoing, in each case, except in the ordinary course of, and pursuant to the reasonable requirements of, business and at prices and on terms not less favourable to such Credit Party, as the case may be, than could be obtained in a comparable arm’s length transaction with another Person.

(f)

Change in Business. Make any change in the nature of the Business or permit any of the other Credit Parties to make any change in the nature of the Business. Carry on, or permit any of the other Credit Parties to carry on, the Business in the United States of America or any jurisdiction other than in Qualified Jurisdictions and, in particular, without limitation, the Credit Parties will not have any operations, sales or investments in the United States of America. In particular, the Borrower shall manage and operate, and cause each other Credit Party to manage and operate, its business:

(i)

solely within Qualified Jurisdictions provided that it provides the Administrative Agent with copies the applicable federal licensing documentation prior to possessing or selling any cannabis or related product in the applicable Qualified Jurisdiction, together with a satisfactory legal opinion from the Borrower’s counsel confirming the ability of the Borrower to do so, provided that the Borrower or any other Credit Party, may export cannabis to a Qualified Jurisdiction where the Lender has been previously provided with the applicable import and export permits; and

(ii)	with respect to the cultivation, the production and processing of cannabis and cannabis related products solely in facilities licensed by Governmental Authorities in a Qualified Jurisdiction.

(g)

Share Capital. Other than the issue of Equity Securities by the Parent (including pursuant to a Qualified IPO), issue, or permit any Credit Party to issue, any Equity Securities unless the Person to whom such Equity Securities are issued is:

(i)	another Credit Party; and

(ii)	a third party who has provided a limited recourse and securities pledge agreement to the Secured Creditors, each in a form satisfactory to the Administrative Agent,

provided, in each case, the Equity Securities have been pledged to the Administrative Agent, and certificates representing the same together with stock transfer powers duly executed in blank have been delivered to the Revolving Lender or the Administrative Agent in accordance with the Intercreditor Agreement, pursuant to the Security Documents.

(h)	Acquisitions. So long as the balance of Accommodations Outstanding is greater than $100,000,000, make, or permit any Credit Party to make, an Acquisition other than a Permitted Acquisition.

(i)

Restricted Payments. Declare, make or pay or permit any other Credit Party to declare, make or pay any Restricted Payments, except for Permitted Payments; provided that a ATB Loan Party may make a Restricted Payment that is not a Permitted Payment in the event that there does not exist any Default or Event of Default, nor would there exist a Default or Event of Default as a result of such Restricted Payment.

(j)	Investments. Make or permit any other Credit Party to make, any Investment in any Person, except:

(i)	Investments permitted in accordance with the provisions of Section 6.2(g) and Section 6.2(h);

(ii)	Permitted Intercompany Debt;

(iii)	Investments by the Borrower in a Credit Party;

(iv)	Investments by an ATB Loan Party in another Credit Party;

(v)	Investments by a SAF Loan Party in another SAF Loan Party that is not an ATB Loan Party; or

(vi)

Investments by a Credit Party in another Person from proceeds from the issuance of Equity Securities, bonds, notes, debentures or other securities provided no Material Adverse Effect shall result from any such Investment,

(collectively, (i) to (vi) are referred to as “Permitted Investments”); provided that: (A) a Canadian Credit Party may make Investments other than Permitted Investments in the event that before and after such proposed Investment, there exists nor would there exist a Default or Event of Default; and (B) if such Investment is to be made by a SAF Loan Party that is not an ATB Loan Party, the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating: (i) the amount of such Investment to be made and (ii) demonstrating that the SAF Loan Parties that are not ATB Loan Parties have cash and Cash Equivalents in an amount not less than the Threshold Amount after giving effect to the Investment.

(k)

Lease-Backs. Enter into or permit any of the other Credit Parties to enter into any arrangements, directly or indirectly, with any Person, whereby the Borrower or such other Credit Party, shall sell or transfer any Asset in connection with the rental or lease of the Asset so sold or transferred or of other Assets for substantially the same purposes as the Asset so sold or transferred.

(l)

Derivatives Agreements. Enter into or suffer to exist or permit any of the other Credit Parties to enter into or suffer to exist any Derivatives Agreement other than a Derivatives Agreement between the Borrower or any other Credit Parties and any other Person designed to protect the Borrower or such other Credit Party, as applicable, against fluctuations in currency exchange or interest rates, in each case, entered into by the Borrower or such other Credit Party, as applicable, in the ordinary course of, and pursuant to the reasonable requirements of its business, and not for speculative investment or on a margined basis.

(m)

Subsidiaries. Incorporate or acquire any Subsidiaries or commence to carry on the Business otherwise than through the Borrower and the other Credit Parties existing as of the date of this Agreement except the Parent may establish or create one or more wholly-owned Subsidiaries, provided the Borrower has complied with Section 6.1(s).

(n)	Change of Auditors. Change its auditors provided the Parent may appoint a nationally recognized accounting firm upon prior written notice of such appointment to the Administrative Agent.

(o)	Financial Year. Change its Financial Year.

(p)	Amendments.

(i)

Make or permit to be made, or permit any other Credit Party to make or permit to be made, any amendments to any Material Agreement if such amendments could reasonably be expected to have a Material Adverse Effect or to be adverse to the interests of the Lenders under the Credit Documents.

(ii)

(A) Amend or change or permit any other Credit Party to amend or change any of its constating documents, partnership agreement or by-laws or (B) enter into or permit any other Credit Party to enter into any agreement with respect to its Equity Securities.

(q)

Restrictive Agreements. Directly or indirectly enter into, incur or permit to exist, or permit any other Credit Party to directly or indirectly enter into, incur or permit to exist, any agreement or other arrangement that would reasonably be expected to have a Material Adverse Effect on or be adverse to the interests of the Administrative Agent or the Lenders under the Credit Documents or that prohibits, restricts or imposes any condition upon:

(i)	the ability of the Borrower or any other Credit Party to create, incur or permit to exist any Lien upon any of its Assets;

(ii)

the ability of the Borrower or any other Credit Party to pay dividends or other distributions with respect to any Equity Securities or with respect to, or measured by, its profits or to make or repay loans or advances to any other Credit Party or to provide a guarantee of any Debt of any other Credit Party; or

(iii)	the ability of the Borrower or any other Credit Party to sell, lease or transfer any of its property to any other Credit Party;

except:

(iv)	restrictions and conditions contained in the Credit Documents;

(v)	restrictions or conditions imposed by any agreement relating to Debt permitted pursuant to Section 6.2(a)(ii) if such restrictions or conditions apply only to the Assets securing such Debt; and

(vi)	customary provisions in leases and other ordinary course contracts restricting the assignment, sub letting or pledge thereof.

(r)	Contaminants, etc.

(i)

Permit or permit any other Credit Party to permit any asbestos, asbestos-containing materials, PCBs, radioactive substances or any other contaminants which could be the subject of a clean-up order to be located in, on, at, under or about any of the Subject Properties.

(ii)	Permit or permit any other Credit Party to permit any underground storage systems to be located or installed at any of the Subject Properties.

(s)	Pension Plan. Enter into or permit any other Credit Party to enter into any Pension Plan or collective bargaining agreement.

(t)

Amendments to Revolving Credit Documents. Permit the Parent to amend, restate, supplement or otherwise modify any Revolving Credit Document if it would contravene the provisions of the Intercreditor Agreement.

(u)

Compromise of Accounts. Except discounts offered by a Credit Party to Governmental Authorities in respect of accounts owing by such Governmental Authority, compromise or adjust, or permit any other Credit Party to compromise or adjust, any of its or such other Credit Party’s accounts (as defined in the PPSA) or any other claims or receivables owing to it (or extend the time for payment thereof) or grant any discounts, allowances or credits.

(v)

Prohibited Cannabis Activities. Undertake, or cause or permit any other Credit Party to undertake, advertising or promotional activities, relating to or in connection with the importation, exportation, cultivation, production, processing, packaging, labeling, purchase, distribution, sale or possession of cannabis or cannabis-related products, which could directly or indirectly result in the Borrower or such other Credit Party becoming subject to the laws of any jurisdiction other than a Qualified Jurisdiction.

(w)

Rights of Pre-Emption. Exercise any rights of pre-emption in relation to the Leased Properties, unless within a reasonable amount of time after the exercise of such rights, the applicable Credit Party grants Security in favour of the Agent in respect of the Leased Properties subject only to Permitted Liens substantially in the same form and substance as the Security granted by the UK Credit Parties over similar assets under the Security Documents entered into by such UK Credit Parties and referred to in Section 4.2.

Section 6.3 Financial Covenants.

(1)	So long as a principal amount greater than $75,000,000 is owing under this Agreement, and unless consent is given in accordance with Section 10.1:

(a)

Gross Margin. The Borrower shall cause the UK Credit Parties to maintain, at all times, 60% of the square footage of the existing facilities in the United Kingdom dedicated to plant production and inventory (not Cannabidiol) and shall achieve a minimum 20.0% gross margin (pre-sales, general and administrative expenses) for both the Financial Quarter ending December 31, 2019 and the Financial Quarter ending March 31, 2020 on said plant business.

(b)	Maintenance of UK Leverage Ratio. The Borrower shall not permit, at any time, the UK Leverage Ratio to exceed:

(ii)

11.00:1.00, calculated at the end of each Financial Quarter for the four Financial Quarters then ended, commencing for the Financial Quarter ending June 30, 2020 and each Financial Quarter thereafter until and including March 31, 2021; and

(iii)	9.00:1.00, calculated at the end of each Financial Quarter for the four Financial Quarters then ended, commencing for the Financial Quarter ending June 30, 2021 and each Financial Quarter thereafter.

(c)	Maintenance of Leverage Ratio. The Borrower shall not permit, at any time, the Leverage Ratio to exceed:

(i)

6.00:1.00, calculated at the end of each Financial Quarter for the four Financial Quarters then ended, commencing for the Financial Quarter ending June 30, 2020 and each Financial Quarter thereafter until and including March 31, 2021; and

(ii)	4.50:1.00, calculated at the end of each Financial Quarter for the four Financial Quarters then ended, commencing for the Financial Quarter ending June 30, 2021 and each Financial Quarter thereafter.

For greater certainty, Consolidated EBITDA shall be annualized for the Financial Quarters ending March 31, 2020, June 30, 2020 and September 30, 2020 in accordance with the definition of Consolidation EBITDA.

(2)

In the event of any Event of Default resulting from a failure to meet the financial covenants set out in Section 6.3(1) (together, the “Curable Covenants”), any proceeds from the issuance of equity by the Borrower (which shall be permitted under this Agreement) within ten (10) Business Days of the occurrence of such Event of Default will, at the written request of the Borrower, be included in the calculation of EBITDA solely for the purposes of determining compliance with the Curable Covenants at the end of the applicable Financial Quarter and any subsequent period that includes such Financial Quarter (any such equity contribution, a “Cure Action”); provided that:

(a)	the amount of any Cure Action and the use of proceeds therefrom will be no greater than the amount required to cause the Borrower to be in compliance with the Curable Covenants;

(b)	all Cure Actions and the use of proceeds therefrom will be disregarded for all other purposes under the Credit Documents;

(c)	there shall be no more than three (3) Cure Actions made during the term of this Agreement;

(d)	a Cure Action may not be made in three successive Financial Quarters; and

(e)	proceeds of all Cure Actions must actually be received by the Borrower and be used to prepay Accommodations Outstanding in an aggregate amount equal to 100% of such proceeds.

The Borrower shall provide prior written notice to the Administrative Agent of its intention to cause to be made a Cure Action. If, after giving effect to the recalculations set forth in this Section 6.3, the Borrower shall then be in compliance with the Curable Covenants, the Borrower shall be deemed to have satisfied the requirements of the Curable Covenants and the applicable breach or default of the Curable Covenants that had occurred shall be deemed cured for the purposes of this Agreement. Nothing contained herein shall be interpreted to restrict the Administrative Agent and the Lenders from accelerating the Obligations pursuant to Section 8.1 or taking any other steps as a result of the occurrence of any Event of Default other than that addressed by a Cure Action hereunder.

Section 6.4 Security Covenants.

So long as any amount owing under this Agreement remains unpaid or any Lender has any obligation under this Agreement, and unless consent is given in accordance with Section 10.1, the Borrower shall:

(a)

Status of Accounts, Collateral. With respect to the Collateral (i) immediately notify the Administrative Agent if any account in excess of $250,000 (or the Equivalent Amount in any other currency) arises out of contracts with any Governmental Authority, and execute, or cause any other applicable Credit Party to execute, any instruments and take, or cause any other applicable Credit Party to take, any steps required by the Majority Lenders in order that all moneys due or to become due under the contract are assigned to the Administrative Agent and notice of such assignment be given to the Governmental Authority, (ii) report immediately to the Administrative Agent any matters materially adversely affecting the value, enforceability or collectibility of the Collateral, taken as a whole, (iii) if any amount payable under or in connection with any account in excess of $250,000 (or the Equivalent Amount in any other currency) is evidenced by a promissory note or other instrument, notify the Administrative Agent in writing and, upon the request of the Administrative Agent, immediately pledge, endorse, assign and deliver, or cause any other applicable Credit Party to pledge, endorse, assign and deliver, to the Administrative Agent the promissory note or instrument, as additional Collateral, and (iv) notify the Administrative Agent in writing of any agreement under which any terms of sale or service (written or oral) which are materially different from normal operating procedures may have been or will be granted.

(b)

Business Outside Certain Jurisdictions. At least 30 days prior to any of the following changes becoming effective, notify the Administrative Agent in writing of (i) any proposed change in (v) the jurisdiction of organization of the Borrower or any other Credit Party, (w) the location of any place of business of the Borrower or any other Credit Party or any additional such location, (x) the location of any of the chief executive office, principal place of business, head office or registered office of the Borrower or any other Credit Party, (y) jurisdictions in which account debtors of the Borrower or any other Credit Party are located or any additional such location, and (z) the location of any place where tangible Assets of the Borrower or any other Credit Party are stored or any additional such location, and (ii) any proposed change in the name (including the adoption of a French form of name) of the Borrower or any other Credit Party.

(c)

Perfection and Protection of Security Interest. Promptly cure or cause to be cured any defects in the execution and delivery of any of the Credit Documents or any defects in the validity or enforceability of any of the Security and at its expense, execute and deliver or cause to be executed and delivered, all such agreements, instruments and other documents (including the filing of any financing statements or financing change statements) as the Administrative Agent may consider necessary or desirable to protect or otherwise perfect the Security.

(d)	Real Property Mortgages and Filings. With respect to any Subject Property acquired or leased by a Credit Party after the Tranche A Closing Date, the Borrower shall or shall cause the applicable Credit Party to deliver to the Administrative Agent within 30 days of the acquisition of such Subject Property:

(i)

a mortgage (and, in the case of leased real property, as assignment of rents and leases) in favour of the Administrative Agent, for the benefit of the Secured Creditors, duly executed by the applicable Credit Party, together with evidence of the completion (or arrangements for the completion) of all recordings and filings of such mortgage (and payment of any taxes and fees in connection therewith) as may be necessary to create a valid, perfected Lien (subject only to Permitted Liens which under Applicable Law rank in priority thereto or Permitted Liens which are subject to the Intercreditor Agreement) against the Subject Property purported to be covered thereby;

(ii)

a mortgagee’s title insurance policy issued by a title insurer reasonably satisfactory to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, with respect to such Subject Property, to ensure that the interests created by such Mortgage constitute valid Liens on such Subject Property free and clear of all Liens, defects and encumbrances (subject only to Permitted Liens which under Applicable Law rank in priority thereto or Permitted Liens which are subject to the Intercreditor Agreement), such title insurance policy (A) to be in an amount not to exceed the fair market value of such Subject Property, as reasonably determined by the Borrower and agreed to by the Administrative Agent, (B) to include customary legally available endorsements that are commercially reasonable in cost and (C) to be accompanied by evidence of the payment in full of all premiums thereon; and

(iii)

with respect to such Subject Property, (A) any applicable land title survey (together with any updates or affidavits delivered to the title company), an opinion of counsel to such Credit Party as to the enforceability of such mortgage and fixture filings, if applicable, along with such other documents, instruments, certificates and agreements as may be necessary to create, evidence or perfect a valid Lien on such Subject Property.

Article 7

CHANGES IN CIRCUMSTANCES

Section 7.1 Increased Costs.

(1)	If any Change in Law shall:

(a)

impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

(b)

subject any Lender to any Tax of any kind whatsoever with respect to this Agreement, any Accommodation made by it or any participation by it in any Accommodation, or change the basis of taxation of payments to such Lender in respect thereof, except for Indemnified Taxes or Other Taxes covered by Section 7.2 and the imposition, or any change in the rate, of any Excluded Tax payable by such Lender; or

(c)

impose on any Lender or any applicable interbank market any other condition, cost or expense affecting this Agreement, Accommodations made by such Lender or Accommodations in which such Lender has a participation interest;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, maintaining, issuing or participating in any Accommodation (or of maintaining its obligation to make, issue or participate in any such Accommodation), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then upon request of such Lender the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(2)

If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Accommodations made, issued or participated in, by such Lender, to a level below that which such Lender or its holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of its holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or its holding company for any such reduction suffered.

(3)

A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Section 7.1(1) or Section 7.1(2), including reasonable detail of the basis of calculation of the amount or amounts, and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(4)

Failure or delay on the part of any Lender to demand compensation pursuant to this Section 7.1 shall not constitute a waiver of such Lender’s right to demand such compensation, except that the Borrower shall not be required to compensate a Lender pursuant to this Section 7.1 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor, unless the Change in Law giving rise to such increased costs or reductions is retroactive, in which case the nine-month period referred to above shall be extended to include the period of retroactive effect thereof.

(5)	The provisions of this Section 7.1 shall survive the termination of this Agreement and the repayment of all Accommodations Outstanding.

Section 7.2 Taxes.

(1)

If any Credit Party, the Administrative Agent or any Lender is required by Applicable Law to deduct or pay any Indemnified Taxes (including any Other Taxes) in respect of any payment by or on account of any obligation of any Credit Party hereunder or under any other Credit Document, then (i) the sum payable shall be increased by such Credit Party when payable as necessary so that after making or allowing for all required deductions and payments for Indemnified Taxes (including deductions and payments applicable to additional sums payable under this Section 7.2), the Administrative Agent or any Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions or payments for Indemnified Taxes been required, (ii) such Credit Party shall make any such deductions required to be made by it under Applicable Law and (iii) such Credit Party shall timely pay the full amount required to be deducted to the relevant Governmental Authority in accordance with Applicable Law.

(2)	Without limiting the provisions of Section 7.2(1) above, such Credit Party shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

(3)	The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including

Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by such Administrative Agent or Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(4)

As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Credit Party to a Governmental Authority, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment satisfactory to the Administrative Agent.

(5)

Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Credit Document shall, at the request of the Borrower, deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to withholding or information reporting requirements.

(6)

If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Credit Party or with respect to which a Credit Party has paid additional amounts pursuant to this Section 7.2 or that, because of the payment of such Taxes or Other Taxes, it has benefited from a reduction in Excluded Taxes otherwise payable by it, it shall pay such Credit Party an amount equal to such refund or reduction (but only to the extent of indemnity payments made, or additional amounts paid, by such Credit Party under this Section 7.2 with respect to the Taxes or Other Taxes giving rise to such refund or reduction), net of all expenses of the Administrative Agent or such Lender, as the case may be, and without interest (other than any net after Tax interest paid by the relevant Governmental Authority with respect to such refund). Such Credit Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender if the Administrative Agent or such Lender is required to repay such refund or reduction to such Governmental Authority. This Section 7.2(6) shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person, to arrange its affairs in any particular manner or to claim any available refund or reduction.

(7)	The provisions of this Section 7.2 shall survive the termination of this Agreement and the repayment of all Accommodations Outstanding.

Section 7.3 Illegality.

If any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, issue or participate in, any Accommodation (or to maintain any such obligation to make, issue or participate in any Accommodation), or to determine or charge interest rates based upon any particular rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender with respect to the activity that is unlawful shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or take any necessary steps with respect to any Accommodation, in order to avoid the activity that is unlawful. Upon any such prepayment, the Borrower shall also pay accrued interest on the amount so prepaid and any applicable breakage costs and amounts as a result of prepayment to a Lender. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be disadvantageous to such Lender.

Article 8

EVENTS OF DEFAULT

Section 8.1 Events of Default.

The occurrence of any one or more of the following events shall constitute an event of default under this Agreement (an “Event of Default”):

(a)

the Borrower fails to pay any amount of the Accommodations Outstanding (including the amount of the 6.0% original issue discount, the Make-Whole Premium or the Applicable Premium) when such amount becomes due and payable;

(b)	the Borrower fails to pay any interest or Fees when they become due and payable and such non-payment continues for a period of five (5) Business Days;

(c)

any representation or warranty or certification made or deemed to be made by a Credit Party or any of their respective directors or officers in any Credit Document shall prove to have been incorrect in any material respect when made or deemed to be made and, if the circumstances giving rise to the incorrect representation or warranty are capable of modification or rectification (such that, thereafter the representation or warranty would be correct), the representation or warranty remains uncorrected for a period of twenty (20) Business Days, except to the extent that on or prior to the expiration of such twenty (20) Business Day period the Borrower has advised the Administrative Agent in writing of a variation in any such representation or warranty, and the Majority Lenders have approved such variation in accordance with Section 10.1;

(d)

a Credit Party fails to perform, observe or comply with any of the covenants contained in Section 6.3 (unless cured by a Cure Action) or any of the covenants contained in Section 6.2 other than Subsections 6.2 (b), (e), (g), (k), (l), (n), (p) and (q);

(e)

a Credit Party fails to perform, observe or comply with Subsections 6.2 (b), (e), (g), (k), (l), (n), (p) and (q) of this Agreement and, if capable of being remedied, the Borrower shall fail to remedy such default within five (5) days from the date of such non-compliance;

(f)

a Credit Party fails to perform, observe or comply with any other term, covenant or agreement contained in this Agreement or any other Credit Document to which it is a party (other than a covenant or condition whose breach is specifically dealt with elsewhere in this Section 8.1) and the Borrower shall fail to remedy such default within ten (10) days from the date of notification from the Administrative Agent of such non-compliance;

(g)

any of the Credit Parties fails to pay the principal of, or premium or interest or other amount on, any of its Debt (excluding Debt under this Agreement or the Revolving Credit Agreement) which is outstanding in an aggregate principal amount exceeding: (i) $7,500,000 (or the Equivalent Amount in another currency) with respect to the Credit Parties; or (ii) $4,000,000 (or the Equivalent Amount in another currency) with respect to the UK Credit Parties, when such amount becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to the Debt; or any other event occurs or condition exists and continues after the applicable grace period, if any, specified in any agreement or instrument relating to any such Debt, if its effect is to accelerate, or permit the acceleration of the Debt; or any such Debt shall be declared to be due and payable prior to its stated maturity;

(h)

if (i) any Credit Party defaults in the observance or performance of any agreement or condition in relation to any Debt under the Revolving Credit Agreement or contained in any instrument or agreement evidencing, securing or relating thereto and such default is not waived or cured within any applicable cure or grace period; or (ii) an “event of default” occurs under the Revolving Credit Agreement; or (iii) any other event shall occur or condition exist, the effect of which default or other condition is to cause, or to permit the holder of such Debt to cause, such Debt to become due prior to its stated maturity date;

(i)

a Credit Party fails to perform or observe any term, covenant or agreement contained in any Material Agreement on its part to be performed or observed where such failure would reasonably be expected to have a Material Adverse Effect; or any Material Agreement is terminated or revoked or permitted to lapse (other than in accordance with its terms and not as a result of default); or any party to any Material Agreement delivers a notice of termination or revocation (other than in accordance with its terms and not as a result of default) in respect of the Material Agreement;

(j)

if any Material License necessary for the Credit Parties to carry on the Business in all material respects ceases to be valid, subsisting and in good standing or if any of the licences, permits or approvals granted by any Governmental Authority or and material to the business of Credit Parties (if any) is withdrawn, cancelled, suspended or adversely amended if such withdrawal, cancellation, suspension or amendment would reasonably be expected to result in a Material Adverse Effect;

(k)

any Credit Party repudiates its obligations under any Credit Document or any material provision thereof, or claims any of the Credit Documents or any material provision thereof to be invalid or withdrawn in whole or in part;

(l)

any one or more of the Credit Documents or any material provision thereof ceases to be, or is determined by a court of competent jurisdiction not to be, a legal, valid and binding obligation of any Credit Party which is a party thereto, enforceable by the Administrative Agent, the Lenders or any of them against such Credit Party;

(m)	it is or becomes unlawful for a Credit Party to perform any of its obligations under the Credit Documents or any subordination created under the Intercreditor Agreement is or becomes unlawful;

(n)

if any of the Security shall cease to be a valid and perfected first priority Lien on any Collateral thereunder or any Assets intended to be Collateral thereunder, subject only to Permitted Liens which rank by law in priority or Permitted Liens which are subject to the Intercreditor Agreement;

(o)

any judgment or order for the payment of money in excess of: (i) $5,000,000 (or the Equivalent Amount in another currency) with respect to the Credit Parties in the aggregate; or (ii) $2,500,000 (or the Equivalent Amount in another currency) with respect to the UK Credit Parties in the aggregate, is rendered against any of the Credit Parties and either (i) enforcement proceedings have been commenced by a creditor upon the judgment or order, or (ii) there is any period of fifteen consecutive days during which a stay of enforcement of the judgment or order, by reason of a pending appeal or otherwise, is not in effect;

(p)

any Credit Party incurs any Environmental Liabilities which will require expenditures, aggregating in any Financial Year on a consolidated basis, in excess of: (i) $5,000,000 (or the Equivalent Amount in another currency) with respect to the Credit Parties; or (ii) $2,500,000 (or the Equivalent Amount in another currency) with respect to the UK Credit Parties;

(q)	there is a Change of Control;

(r)

any of the Credit Parties (other than the UK Credit Parties) (i) becomes insolvent or generally not able to pay its debts as they become due, (ii) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (iii) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding up, administration, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Applicable Law relating to bankruptcy, insolvency, reorganization or relief of debtors including any proceeding under applicable corporate law seeking a compromise or arrangement of, or stay of proceedings to enforce, some or all of the debts of such Person, or (z) the entry of an order for relief or the appointment of a receiver, receiver-manager, administrator, custodian, monitor, trustee or other similar official for it or for any substantial part of its Assets, and in the case of any such proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of 30 days, such Person fails to diligently and actively oppose such proceeding, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, receiver-manager, administrator, custodian, monitor, trustee or other similar official for it or for any substantial part of its properties and assets) occurs, or (iv) takes any corporate action to authorize any of the above actions;

(s)

with respect to any UK Credit Party: (i) such Credit Party (A) becomes insolvent or generally not able to pay its debts as they become due, (B) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (C) suspends or threatens to suspend making payments on any of its debts or (D) by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding the Administrative Agent or any Lender in its capacity as such) with a view to rescheduling any of its indebtedness or a moratorium is declared in respect of any indebtedness of such Credit Party. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium; (ii) any corporate action, legal proceedings or other procedure or step is taken in relation to: (i) adjudicate it a bankrupt or insolvent, (ii) the suspension of payments, a moratorium of any indebtedness, liquidation, winding up, administration, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Applicable Law relating to bankruptcy, insolvency, reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise) or relief of debtors including any proceeding under applicable corporate law seeking a compromise, composition, assignment or arrangement of, or stay of proceedings to enforce, some or all of the debts of such Person, (iii) the entry of an order for relief or the appointment of a liquidator, administrative receiver, receiver, compulsory manager, receiver-manager, administrator, custodian, monitor, trustee or other similar official for it or for any substantial part of its Assets and in the case of any such proceeding instituted against the Borrower (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of 30 days, such Person fails to diligently and actively oppose such proceeding, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, receiver-manager, administrator, custodian, monitor, trustee or other similar official for it or for any substantial part of its properties and assets) occurs or (iv) enforcement of any Lien over any Assets, or any analogous procedure or step is taken in any jurisdiction; and (iii) paragraph (i) will not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement;

(t)	any expropriation, attachment, sequestration, distress or execution or any analogous process in any jurisdiction affects any asset or assets of a Credit Party;

(u)

the authority or ability of any Credit Party or Subsidiary to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any Governmental Authority or other person in relation to any Credit Party or Subsidiary or any of its Assets;

(v)	there has occurred an event or development that has had or could reasonably be expected to have a Material Adverse Effect; or

(w)	the audited consolidated financial statements of the Parent and the UK Credit Parties issued after the date of this Agreement are qualified by an Impermissible Qualification.

Section 8.2 Acceleration.

Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall at the request of, or may with the consent of, the Majority Lenders, by written notice to the Borrower (i) terminate the Lenders’ obligations to make further Accommodations under the Credit Facility; and (ii) (at the same time or at any time after such termination) declare all Obligations (including the Applicable Premium or the Make Whole Premium, as applicable) to be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that, upon the occurrence of an Event of Default under Section 8.1(r) or Section 8.1(s), the Lender’s obligations to make further Accommodations under the Credit Facility shall automatically terminate and all Obligations shall become immediately due and payable, with any presentment, demand, protest or notice of any kind from the Administrative Agent or any Lender.

Section 8.3 Remedies Upon Default.

(1)

Upon a declaration that the Accommodations Outstanding are immediately due and payable pursuant to Section 8.2, the Administrative Agent shall at the request of, or may with the consent of, the Majority Lenders, commence such legal action or proceedings as the Majority Lenders, in their sole discretion, deem expedient, including the commencement of enforcement proceedings under the Credit Documents, all without any additional notice, presentation, demand, protest, notice of dishonour, entering into of possession of any property or assets, or any other action or notice, all of which are expressly waived by the Borrower.

(2)

The rights and remedies of the Administrative Agent and the Lenders under the Credit Documents are cumulative and are in addition to, and not in substitution for, any other rights or remedies. Nothing contained in the Credit Documents with respect to the indebtedness or liability of the Borrower to the Secured Creditors, nor any act or omission of the Secured Creditors, or any of them, with respect to the Credit Documents or the Security shall in any way prejudice or affect the rights, remedies and powers of the Secured Creditors under the Credit Documents and the Security.

Section 8.4 Right of Set-off.

If an Event of Default has occurred and is continuing, each of the Lenders and each of their respective Affiliates is hereby authorized at any time and from time to time to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Credit Document to such Lender, irrespective of whether or not such Lender has made any demand under this Agreement or any other Credit Document and although such obligations of the Credit Party may be contingent or unmatured. The rights of each of the Lenders and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of set-off, consolidation of accounts and bankers’ lien) that the Lenders or their respective Affiliates may have. Each Lender may notify the Borrower and the Administrative Agent after any such set-off and application, but the failure to give such notice shall not affect the validity of such set-off and application. If any Affiliate of a Lender exercises any rights under this Section 8.4, it shall share the benefit received in accordance with Section 9.13 as if the benefit had been received by the Lender of which it is an Affiliate.

Section 8.5 Application of Cash Proceeds of Realization.

(1)

Subject to the claims, if any, of secured creditors of the Credit Parties whose security ranks in priority to the Security and any creditors ranking in priority by law or, with respect to the UK Credit Parties, by way of variation of the provisions of the Law of Property Act 1925, all Cash Proceeds of Realization shall be applied and distributed, and the claims of the Secured Creditors shall be deemed to have the relative priorities which would result in the Cash Proceeds of Realization being applied and distributed, as follows:

(a)

first, to the payment of all costs, losses, liabilities and expenses of and incidental to the appointment of any receiver, receiver-manager, administrator, custodian, monitor, trustee or other similar official or delegate thereof over the Assets of the Credit Parties by the Secured Creditors and the exercise of any of such Persons rights and powers, including its remuneration, and all outgoings paid by it;

(b)

second, to the payment of all costs (including legal fees), charges, expenses and damages sustained or incurred by the Administrative Agent or any receiver, receiver-manager, administrator, custodian, monitor, trustee or other similar official or delegate thereof at any time in connection with the Assets of the Credit Parties or the Obligations or in taking, holding or perfecting the Security or in protecting, preserving, defending or enforcing the Security or in exercising any rights, powers or remedies provided by or pursuant to Credit Documents (including any right or power to make payments on behalf of any Credit Party under the terms of the Credit Documents) or by Applicable Law;

(c)

third, to the payment of all costs and expenses (including fees of counsel) of the Administrative Agent in connection with realization on the Security and enforcing the rights of the Lenders under the Credit Documents;

(d)

fourth, except as set forth in clause (b) above, to the payment of the outstanding Obligations owing to each Secured Creditor, rateably according to the proportion that the Obligations owing to such Secured Creditor at such time bear to the Obligations owing to all Secured Creditors at such time, in the order of their maturity; and

(e)	fifth, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

(2)

For greater certainty, only those Derivatives Lenders that have delivered a notice to the Administrative Agent substantially in the form of Exhibit 9.15 shall constitute Secured Creditors for the purposes of this Agreement. For purposes of applying payments received in accordance with this Section 8.5, the Administrative Agent shall be entitled to rely upon the Derivatives Lenders and any agent or other similar representative of the Derivatives Lenders for a determination (which each

Derivatives Lender, and agent or other representative agrees (or shall agree) to provide upon request of the Administrative Agent) of the outstanding Obligations owed to the Derivatives Lenders.

Article 9

THE ADMINISTRATIVE AGENT AND THE LENDERS

Section 9.1 Appointment and Authority.

(1)

Each of the Secured Creditors hereby irrevocably appoints the Administrative Agent to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Secured Creditors, and no Credit Party shall have rights as a third party beneficiary of any of such provisions (other than pursuant to Section 9.12(2)). Without limitation, the Lenders hereby authorize the Administrative Agent to execute and deliver the Intercreditor Agreement for and on behalf of the Lenders.

(2)

It is understood and agreed by the parties hereto, that as part of its duties and functions, the Administrative Agent shall serve as the hypothecary representative for all present and future Secured Creditors, as contemplated by Article 2692 of the Civil Code of Québec.

Section 9.2 Rights as a Lender.

The Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as the Administrative Agent hereunder in its individual capacity. Each such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Credit Party or any Affiliate thereof as if such Person were not the Administrative Agent and without any duty to account to the Lenders.

Section 9.3 Exculpatory Provisions.

(1)

The Administrative Agent shall have any duties or obligations except those expressly set forth herein and in the other Credit Documents, and its duties shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent shall not:

(a)	be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)

have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Credit Documents), but the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, (i) may expose the Administrative Agent to liability, (ii) is contrary to any Credit Document or Applicable Law, (iii) would require the Administrative Agent to become registered to do business in any jurisdiction, or (iv) would subject the Administrative Agent to taxation; and

(c)

except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(2)

The Administrative Agent (and none of its directors, officers, agents or employees) shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as is necessary, or as the Administrative Agent believes in good faith is necessary, under the provisions of the Credit Documents) or (ii) in the absence of its own gross negligence or wilful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.

(3)

Except as otherwise expressly specified in this Agreement, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default (and the Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until the Administrative Agent has been notified in writing by a Credit Party of such fact or has been notified in writing by a Lender that it considers that a Default or Event of Default has occurred and is continuing, such notification to specify in detail the nature thereof), (iv) the validity, enforceability, effectiveness or genuineness of, or the sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement, any other Credit Document or any other agreement, instrument or document (and the Administrative Agent shall be entitled to assume that the same are valid, enforceable, effective, genuine, sufficient, supported by value given, have been signed or delivered by the proper parties and are what they purport to be), or (v) the satisfaction of any condition specified in this Agreement, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

(4)

The Administrative Agent is not obliged to (i) take or refrain from taking any action or exercise or refrain from exercising any right or discretion under the Credit Documents, or (ii) incur or subject itself to any cost in connection with the Credit Documents, unless it is first specifically indemnified or furnished with security by the Secured Creditors, in form and substance satisfactory to it (which may include further agreements of indemnity or the deposit of funds).

Section 9.4 Reliance by Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making, extension or renewal an Accommodation that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Accommodation. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 9.5 Indemnification of Administrative Agent.

Each Lender agrees to indemnify the Administrative Agent and hold it harmless (to the extent not reimbursed by the Borrower), according to its rateable share (and not jointly or jointly and severally) from and against any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel, which may be incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Credit Documents or the transactions therein contemplated or any actions taken or omitted to be taken by the Administrative Agent. However, no Lender shall be liable for any portion of such losses, claims, damages, liabilities and related expenses resulting from the Administrative Agent’s gross negligence or wilful misconduct.

Section 9.6 Delegation of Duties.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent of the Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The provisions of this Article 9 and other provisions of this Agreement and the other Credit Documents for the benefit of the Administrative Agent shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agents, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any of its sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or wilful misconduct in the selection of such sub-agent.

Section 9.7 Notices.

The Administrative Agent shall promptly deliver to each Lender any notices, reports or other communications contemplated in this Agreement which are intended for the benefit of the Lenders.

Section 9.8 Replacement of Administrative Agent.

(1)

The Administrative Agent may resign at any time by giving 30 days prior notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right to appoint a successor.

(2)

If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, appoint a successor Administrative Agent, and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any Security held by the Administrative Agent on behalf of the Secured Creditors under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such Security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through such Administrative Agent shall instead be made by or to each Lender directly, until such time as the Majority Lenders appoint a successor Administrative Agent pursuant to Section 9.8(1).

(3)

Upon a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the former Administrative Agent (other than any rights to indemnity payments owed to the former Administrative Agent), and the former Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the termination of the service of the former Administrative Agent, the provisions of this Article 9 and of Section 10.5 shall continue in effect for the benefit of such former Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the former Administrative Agent was acting as an Administrative Agent.

Section 9.9 Non-Reliance on Administrative Agent and Other Lenders.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.

Section 9.10 Collective Action of the Secured Creditors.

Each of the Secured Creditors hereby acknowledges that to the extent permitted by Applicable Law, all Security and the remedies provided under the Credit Documents to the Secured Creditors are for the benefit of the Secured Creditors collectively and acting together and not severally and further acknowledges that its rights hereunder and under any Security are to be exercised not severally, but by the Administrative Agent upon the decision of the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Credit Documents). Accordingly, notwithstanding any of the provisions contained herein or in any Security, each of the Secured Creditors hereby covenants and agrees that it shall not be entitled to take any action hereunder or thereunder including, without limitation, any declaration of default hereunder or thereunder, but that any such action shall be taken only by the Administrative Agent with the prior written agreement of the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Credit Documents). Each of the Secured Creditors hereby further covenants and agrees that upon any such written agreement being given, it shall co-operate fully with the Administrative Agent to the extent requested by the Administrative Agent. Notwithstanding the foregoing, in the absence of instructions from the Lenders and where in the sole opinion of the Administrative Agent, acting reasonably and in good faith, the exigencies of the situation warrant such action, the Administrative Agent may without notice to or consent of the Secured Creditors take such action on behalf of the Secured Creditors as it deems appropriate or desirable in the interest of the Secured Creditors.

Section 9.11 Obligations.

All Obligations shall rank pari passu with each other and any proceeds from any realization of the Collateral shall be applied to the Obligations rateably in accordance with Section 8.5 (whether such Collateral is in the name of the Administrative Agent or in the name of any one or more of the other Secured Creditors and without regard to any priority to which any Secured Creditor may otherwise be entitled under Applicable Law).

Section 9.12 Holding of Security; Discharge.

(1)

Each Secured Creditor agrees with the other Secured Creditors that it will not, without the prior consent of the other Secured Creditors, take or obtain any Lien on any properties or assets of the Borrower or any other Credit Party to secure the obligations of the Borrower under the Credit Documents, except for the benefit of all Secured Creditors or as may otherwise be required by Applicable Law.

(2)

The Secured Creditors hereby irrevocably authorize the Administrative Agent to, and the Administrative Agent will, release the Security on any Collateral constituting Assets subject to a Disposition to any Person (other than the Credit Parties), if the Borrower has certified to the Administrative Agent and the Administrative Agent is satisfied with such certificate, in its sole discretion, that the Disposition is in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry). The Administrative Agent will, at the request and expense of the Borrower, execute and deliver to the relevant Credit Party such financing change statements, releases, discharges, documents or other instruments as the Credit Party may reasonably require to effect the release and discharge of the Security over such Collateral, provided that the proceeds of any such Disposition shall continue to constitute part of the Collateral.

(3)

If the Accommodations Outstanding and all other amounts due and payable under the Credit Documents to the Agents and the Lenders have been indefeasibly paid and performed in full in cash and the Commitments have been terminated, the Derivatives Lenders will release their interest in the Security upon receiving collateral to secure the present or future obligations under their respective Secured Hedging Agreements in an amount and on terms satisfactory to such Derivatives Lenders, acting reasonably.

Section 9.13 Sharing of Payments by Lenders.

If any Lender, by exercising any right of set-off or counterclaim or otherwise, obtains any payment or other reduction that might result in such Lender receiving payment or other reduction of a proportion of the aggregate amount of its Accommodations Outstanding and accrued interest thereon or other obligations hereunder greater than its rateable share thereof as provided herein, then the Lender receiving such payment or other reduction shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Accommodations Outstanding and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders rateably in accordance with the aggregate amount of principal of and accrued interest on their respective Accommodations Outstanding and other amounts owing them.

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against it rights of set-off and counterclaim and similar rights of Lenders with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

Section 9.14 Liability of the Lenders inter se.

Each of the Lenders agrees with each of the other Lenders that, except as otherwise expressly provided in this Agreement, none of the Lenders has or shall have any duty or obligation, or shall in any way be liable, to any of the other Lenders in respect of the Credit Documents or any action taken or omitted to be taken in connection with them.

Section 9.15 Non-Lender Secured Creditors.

(1)

The Borrower and the Lenders agree that, by the acceptance of the benefits of any Secured Derivatives Agreements, any Affiliate of a Lender (the “Non-Lender Secured Creditor”) that is a Derivatives Lender shall be a Secured Creditor for all purposes of this Agreement and the other Credit Documents, and shall be bound by, and entitled to the benefits of, them accordingly, and the Lender that is the Affiliate of such Non-Lender Secured Creditor shall be the agent of such Non-Lender Secured Creditor for the purposes of executing and delivering this Agreement for and on behalf of such Non-Lender Secured Creditor.

(2)

Notwithstanding the rights of the Derivatives Lenders to benefit from the Security as provided hereunder, all decisions concerning the Security and the enforcement thereof shall be made by the Lenders or the Majority Lenders in accordance with this Agreement and the other Credit Documents. No Derivatives Lender shall have any rights (i) in respect of the Security, except solely the right to share in the proceeds of the Collateral in accordance with Section 8.5 or, (ii) subject to such right in clause (i), under the Credit Documents (including any voting rights).

Section 9.16 Survival.

The provisions of this Article shall survive the termination of this Agreement and the repayment of all Accommodations Outstanding.

Article 10

MISCELLANEOUS

Section 10.1 Amendments, etc.

(1)

Subject to Section 10.1(2) and Section 10.1(3), no amendment or waiver of any provision of any of the Credit Documents, nor consent to any departure by the Borrower or any other Person from such provisions, shall be effective unless in writing and approved by the Majority Lenders. Any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

(2)	Without the prior written consent of each Lender, no amendment, waiver or consent shall:

(a)	increase any Lender’s Commitment;

(b)

reduce or forgive the principal amount of any Accommodation Outstanding; waive, reduce or postpone any scheduled repayment of principal of any Accommodation Outstanding; or extend the scheduled final maturity of any Accommodation Outstanding;

(c)	reduce the stated rate of interest on any Accommodation Outstanding, or any Fee; or waive, reduce or extend the time for payment of interest on any Accommodation Outstanding or any payment of Fees;

(d)

change the definition of Majority Lenders; or change the percentage of the Commitments, or the number or percentage of Lenders, in each case, required for the Lenders, or any of them, the Administrative Agent to take any action;

(e)

amend the requirement of pro rata application of all amounts received by the Administrative Agent in respect of the Credit Facility or the Obligations, or the requirement of pro rata sharing by the Lenders pursuant to Section 9.13;

(f)	consent to the assignment or transfer by the Credit Parties of any of its rights and obligations under any Credit Document;

(g)	release any of the guarantees of the Obligations provided by a Credit Party or, except to the extent provided in Section 9.12(2), any of the Collateral; or

(h)	amend this Section 10.1.

(3)	Only written amendments, waivers or consents signed by the Administrative Agent, in addition to the Lenders, shall affect the rights or duties of the Administrative Agent under the Credit Documents.

Section 10.2 Waiver.

No failure on the part of a Lender or the Administrative Agent to exercise, and no delay in exercising, any right under any of the Credit Documents shall operate as a waiver of such right; nor shall any single or partial exercise of any right under any of the Credit Documents preclude any other or further exercise of such right or the exercise of any other right. The closing of this transaction shall not prejudice any right of one party against any other party in respect of anything done or omitted under this Agreement or in respect of any right to damages or other remedies.

Section 10.3 Evidence of Debt.

The indebtedness of the Borrower under the Credit Facility shall be evidenced by the records of the Administrative Agent acting on behalf of the Lenders which shall constitute prima facie evidence of such indebtedness.

Section 10.4 Notices: Effectiveness; Electronic Communication.

(1)

Except in the case of notices and other communications expressly permitted to be given by telephone all notices and other communications provided for herein shall be in writing and shall be sent by personal delivery or courier service, mailed by certified or registered mail, or sent by email addressed:

(a)	to the Borrower at:

SGI Partnership

Suite 200, 919-11th Avenue SW

Calgary, Alberta T2R 1P3

Attention:	[***]
Telephone:	[***]
Email:	[***]

(b)	to the Administrative Agent at:

SAF Jackson II LP

1900, 333 7 Ave SW

Calgary, Alberta T2P 2Z1

Attention:	[***]
Telephone:	[***]
E-mail:	[***]

(c)	and, if to a Lender, to it at its address or email address specified in the Register.

(2)

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given on a Business Day between 9:00 a.m. and 5:00 p.m. local time where the recipient is located, shall be deemed to have been given at 9:00 a.m. on the next business day for the recipient). Notices delivered through email shall be deemed to have been given when the sender receives an email from the recipient acknowledging receipt, provided that an automatic “read receipt” does not constitute acknowledgment of an email for purposes of this Section 10.4(2).

(3)	Any party hereto may change its address or email address for notices and other communications hereunder by notice to the other parties hereto.

Section 10.5 Expenses; Indemnity; Damage Waiver.

(1)

The Borrower shall pay (i) all reasonable expenses incurred by Secured Creditors, including the fees, charges and disbursements of counsel, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable expenses incurred by the Lenders and the Administrative Agent, including the reasonable fees, charges and disbursements of counsel, in connection with the enforcement or protection of their rights in connection with this Agreement and the other Credit Documents, including their rights under this Section 10.5, or in connection with the Accommodations issued hereunder, including all such expenses incurred during any workout, restructuring or negotiations in respect of such Accommodations.

(2)

The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Credit Party arising out of, in connection with, or as a result of (a) the execution, delivery or enforcement of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance or non-performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation or non-consummation of the transactions contemplated hereby or thereby, (b) any Accommodation or the use or proposed use of the proceeds therefrom, (c) the presence of contaminants in, on, at, under or about, or the discharge or likely discharge of contaminants from, any of the Subject Properties or any of the properties now or previously used or occupied by the Borrower, any of its Subsidiaries or any of the other Credit Parties, or the breach by or non-compliance with any Environmental Law by any mortgagor, owner or lessee of such properties, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Credit Party and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

(3)

In addition to Section 10.7, any payment made to or for the account of a Secured Creditor in respect of any amount payable by a Credit Party in a currency (the “Tendered Currency”) other Dollars (the “Required Currency”) shall constitute a discharge of such Credit Party only to the extent of the amount of the Required Currency which may be purchased with such Tendered Currency at the time of payment at the rate of exchange such Secured Creditor could purchase the Tendered Currency with the Required Currency at such time. The Borrower covenants and agrees to and in favour of each Secured Creditor that it shall, as a separate and independent obligation, pay or cause to be paid the amount not so discharged in accordance with the foregoing and indemnify and hold harmless each Lender and the Hedge Lender against any loss or damage arising as a result of any such amount being paid in such Tendered Currency. A certificate of the Administrative Agent as to any such loss or damage shall be prima facie evidence of the amount thereof in the absence of manifest error.

(4)	To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 10.5(1), Section 10.5(2) or Section 10.5(3) to be paid by it to the Administrative Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s rateable portion (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity.

(5)

To the fullest extent permitted by Applicable Law, neither the Borrower nor any other Credit Party shall assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for indirect, consequential, punitive, aggravated or exemplary damages (as opposed to direct damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby (or any breach thereof), the transactions contemplated hereby or thereby, any Accommodation or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.

(6)

Without limiting the foregoing, the Borrower shall pay to each Lender on demand any amounts required to compensate the Lender for any loss suffered or incurred by it as a result of (i) the failure of the Borrower to give any notice in the manner and at the times required by this Agreement, (ii) the failure of the Borrower to effect an Accommodation in the manner and at the time specified in any Borrowing Notice or to make a prepayment in the manner and at the time specified in any notice with respect thereto, or (iii) the failure of the Borrower to make a payment or a mandatory repayment in the manner and at the time specified in this Agreement, including any loss or expense arising from the liquidation or deployment of funds obtained by it to maintain such Accommodation or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

(7)

All amounts due under this Section 10.5 shall be payable promptly after demand therefor. A certificate of the Administrative Agent or a Lender setting forth the amount or amounts owing to the Administrative Agent, Lender or a sub-agent or Related Party, as the case may be, as specified in this Section, including reasonable detail of the basis of calculation of the amount or amounts, and delivered to the Borrower shall be conclusive absent manifest error.

(8)

The provisions of this Section 10.5 shall survive the termination of this Agreement and the repayment of all Accommodations Outstanding. To the extent required by law to give full effect to the rights of the Indemnitees under this Section 10.5, the parties hereto agree and acknowledge that the Administrative Agent and Lender is acting as agent for its respective Related Parties and agrees to hold and enforce such rights on behalf of such Related Parties as they may direct. The Borrower acknowledges that neither its obligation to indemnify nor any actual indemnification by it of the Lenders, the Administrative Agent or any other Indemnitee in respect of such Person’s losses for legal fees and expenses shall in any way affect the confidentiality or privilege relating to any information communicated by such Person to its counsel.

Section 10.6 Successors and Assigns.

(1)

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

(2)

Any Lender may at any time assign all or a portion of its rights and obligations under this Agreement; provided that the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption. From and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement and the other Credit Documents, including any collateral security, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Article 7 and Section 10.5, and shall continue to be liable for any breach of this Agreement by such Lender, with respect to facts and circumstances occurring prior to the effective date of such assignment. Any payment by an assignee to an assigning Lender in connection with an assignment or transfer shall not be or be deemed to be a repayment by the Borrower or a new Accommodation to the Borrower.

(3)

The Administrative Agent shall maintain at its offices in Calgary, Alberta a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Accommodations Outstanding to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(4)

Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Credit Party or any Affiliate of a Credit Party) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or its Accommodations Outstanding); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any payment by a Participant to a Lender in connection with a sale of a participation shall not be or be deemed to be a repayment by the Borrower or a new Accommodation to the Borrower.

Subject to Section 10.6(5), the Borrower agrees that each Participant shall be entitled to the benefits of Section 7.1 and Section 7.2 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.6(2). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.4 as though it were a Lender, provided such Participant agrees to be subject to Section 9.13 as though it were a Lender.

(5)

A Participant shall not be entitled to receive any greater payment under Section 7.1 and Section 7.2 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or at a time when an Event of Default has occurred and is continuing.

(6)

The Borrower shall provide such certificates, acknowledgments and further assurances in respect of this Agreement and the Credit Facility as such Lender may reasonably require in connection with any participation or assignment pursuant to this Section 10.6.

(7)

Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Credit Documents to secure obligations of such Lender, but no such pledge or assignment shall release such Lender from any of its obligations thereunder or substitute any such pledgee or assignee for such Lender as a party thereto.

Section 10.7 Judgment Currency.

(1)

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due to a Lender in any currency (the “Original Currency”) into another currency (the “Other Currency”), the parties agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such Lender could purchase the Original Currency with the Other Currency on the Business Day preceding the day on which final judgment is given or, if permitted by Applicable Law, on the day on which the judgment is paid or satisfied.

(2)

The obligations of the Borrower in respect of any sum due in the Original Currency from it to a Lender under any of the Credit Documents shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in the Other Currency, such Lender may, in accordance with normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to a Lender in the Original Currency, the Borrower agrees, as a separate obligation and notwithstanding the judgment, to indemnify such Lender, against any loss, and, if the amount of the Original Currency so purchased exceeds the sum originally due to such Lender in the Original Currency, such Lender shall remit such excess to the Borrower.

Section 10.8 Interest on Amounts.

Except as may be expressly provided otherwise in this Agreement, all amounts owed by the Borrower to the Administrative Agent and to any of the Lenders, which are not paid when due (whether at stated maturity, on demand, by acceleration or otherwise) shall bear interest (both before and after default and judgment), from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 14.625%.

Section 10.9 Anti-Terrorism Laws.

(1)

If, upon the written request of any Lender, the Administrative Agent has ascertained the identity of the Credit Parties or any authorized signatories of the Credit Parties for purposes of Anti-Terrorism Laws, then the Administrative Agent:

(a)

shall be deemed to have done so as an agent for such Lender, and this Agreement shall constitute a “written agreement” in such regard between such Lender and the Administrative Agent within the meaning of the applicable Anti-Terrorism Law; and

(b)	shall provide to such Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.

(2)

Notwithstanding and except as may otherwise be agreed in writing, each of the Lenders agrees that the Administrative Agent does not have any obligation to ascertain the identity of the Credit Parties or any authorized signatories of the Credit Parties on behalf of any Lender, or to confirm the completeness or accuracy of any information it obtains from the Credit Parties or any authorized signatory in doing so.

Section 10.10 Governing Law: Jurisdiction: Etc.

(1)	This Agreement shall be governed by, and construed in accordance with, the laws of the Province of Alberta and the laws of Canada applicable in that Province.

(2)

The Borrower irrevocably and unconditionally submits, for itself and its Assets, to the non-exclusive jurisdiction of the courts of the Province of Alberta, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Credit Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Credit Party or its Assets in the courts of any jurisdiction.

(3)

The Borrower irrevocably consents to the service of any and all process in any such action or proceeding to the Borrower at the address provided for it in Section 10.4. Nothing in this Section 10.10(3) limits the right of the Administrative Agent or any Lender to serve process in any other manner permitted by Applicable Law.

(4)

The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in Section 10.10(2). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 10.11 Waiver of Jury Trial.

Each party hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or any other Credit Document or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other Person has represented, expressly or otherwise, that such other Person would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Credit Documents by, among other things, the mutual waivers and certifications in this Section.

Section 10.12 Counterparts: Integration: Effectiveness: Electronic Execution.

(1)

This Agreement may be executed in any number of counterparts, each of which is deemed to be an original, and such counterparts together constitute one and the same instrument. Transmission of an executed signature page by facsimile, email or other electronic means is as effective as a manually executed counterpart of this Agreement. This Agreement and the other Credit Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.

(2)	The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Transactions Act (Alberta) and other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be.

Section 10.13 Treatment of Certain Information: Confidentiality.

(1)

Each of the Administrative Agent and the Lenders agrees, and the Borrower and each of the other Credit Parties agree, to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to it, its Affiliates and its and its Affiliates’ respective partners, directors, officers, employees, managers, administrators, trustees, agents, auditors, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.13 to (i) any assignee of (including an assignee pursuant to Error! Reference source not found.) or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective party (or its partners, directors, officers, employees, managers, administrators, trustees, agents, advisors or other representatives) to any swap, derivative, credit-linked note or similar transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, or the advisors of the Persons referred to in (i) and (ii), (g) with the consent of the Borrower (or, with respect to the Information of the Lenders, the consent of the Lenders,) or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender or Credit Party on a non-confidential basis.

(2)

For purposes of this Section, “Information” means: (a) with respect to the Administrative Agent and each Lender, all information received in connection with this Agreement from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or the Business, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to such receipt; and (b) with respect to each Credit Party, all information contained in this Agreement and all other Credit Documents and all information received from the Administrative Agent and the Lenders, including the identity of Affiliates and its and its Affiliates’ respective partners, directors, officers, employees, managers, administrators, trustees, agents, auditors, advisors and representatives. Any Person required to maintain the confidentiality of Information as provided in this Section 10.13 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent may disclose to any agency or organization that assigns standard identification numbers to loan facilities such basic information describing the facilities provided hereunder as is necessary to assign unique identifiers (and, if requested, supply a copy of this Agreement), it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to make available to the public only such Information as such person normally makes available in the course of its business of assigning identification numbers.

(3)

The Borrower agrees to provide the Administrative Agent with the opportunity to review and comment on any press release in respect of any matter contemplated in any Credit Document. In respect of any Credit Document or other document to be filed on SEDAR (or on any other public filing repository), the Borrower agrees to redact the names of all parties other than SAF Jackson II LP and the names of any partners, directors, officers, employees, managers, administrators, trustees, agents, auditors, advisors and representatives of the Administrative Agent, the other Secured Creditors and their respective Affiliates, the foregoing obligations of the Borrower all subject to explicitly applicable securities laws in the relevant jurisdiction in which the public filings are to be made.

Section 10.14 Severability.

If any court of competent jurisdiction from which no appeal exists or is taken, determines any provision of this Agreement to be illegal, invalid or unenforceable, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

Section 10.15 Time of the Essence.

Time is of the essence in this Agreement.

Section 10.16 USA PATRIOT Act.

Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrower that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA PATRIOT Act.

Section 10.17 No Fiduciary Duty.

The Administrative Agent, each Lender and their respective Affiliates (collectively, solely for purposes of this Section 10.17, the “Lenders”), may have economic interests that conflict with those of the Borrower, its shareholders and its Affiliates. The Borrower agrees that nothing in the Credit Documents will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower, its shareholders or its Affiliates, on the other hand. The Borrower acknowledges and agrees that (a) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower, on the other hand, and (b) in connection therewith and with the process leading thereto, (i) no Lender has assumed an advisory or fiduciary responsibility in favour of the Borrower, its shareholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower, its shareholders or its Affiliates on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Credit Documents and (ii) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower, its management, shareholders, creditors or any other person. The Borrower acknowledges and agrees that the Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower, in connection with such transactions or the process leading thereto.

Section 10.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions

(1)	For the purposes of this Section 10.18, the following terms have the following meanings:

(a)	“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

(b)	“Bail-In Action” means the exercise of any Write-Down and Conversion Powers.

(c)

“Bail-In Legislation” means: (a) with respect to any EEA Member Country which has implemented or which at any time implements Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time and (b) in relation to any state other than such an EEA Member Country or (to the extent that the United Kingdom is not such an EEA Member Country) the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

(d)	“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(e)	“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(f)	“Party” means a party to this Agreement.

(g)	“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

(h)

“UK Bail-In Legislation” means (to the extent that the United Kingdom is not an EEA Member Country which has implemented, or implements, Article 55 BRRD) Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

(i)	“Write-Down and Conversion Powers” means:

(a)

in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

(b)

in relation to any other applicable Bail-In Legislation: (i) any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that Bail-In Legislation; and (c) in relation to any UK Bail-In Legislation: (i) any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-

In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that UK Bail-In Legislation.

(2)

Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party arising under or in connection with any Credit Document may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it;

(iii)	a cancellation of any such liability; and

(iv)	a variation of any term of any Credit Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

[Remainder of page left intentionally blank]

SAF JACKSON II LP, BY ITS GENERAL PARTNER, SAF JACKSON II INC., as Administrative Agent

By:	/s/ [***]
	Name:	[***]
	Title:	Chief Financial Officer

Signature Page – Credit Agreement

SAF JACKSON II LP, BY ITS GENERAL PARTNER, SAF JACKSON II INC., as Lender

By:	/s/ [***]
	Name:	[***]
	Title:	Chief Financial Officer

Signature Page – Credit Agreement

IN WITNESS WHEREOF the parties have executed this Credit Agreement.

SGI PARTNERSHIP, by its managing partner, SUNDIAL MANAGING PARTNER INC., as Borrower

By:	/s/ [***]
	Name:	[***]
	Title:	CFO

Signature Page – Credit Agreement

SCHEDULE 4.1(d)(iii)

SECURITY DOCUMENTS

(a)	an Alberta law governed guarantee from each Credit Party in favour of the Administrative Agent for the benefit of the Secured Creditors guaranteeing the Obligations and the Derivatives Obligations;

(b)

an Alberta law governed general security agreement from each Canadian Credit Party in favour of the Administrative Agent for the benefit of the Secured Creditors constituting a second ranking Lien (subject only to Permitted Liens which under Applicable Law rank in priority thereto or Permitted Liens which are subject to the Intercreditor Agreement) over all of present and future personal property of such Canadian Credit Party including, all Equity Securities held by such Credit Party in any of its Subsidiaries;

(c)

demand debenture from the Parent providing a second-priority Lien (subject only to Permitted Liens which under Applicable Law rank in priority thereto or Permitted Liens which are subject to the Intercreditor Agreement) in favour of the Administrative Agent for the benefit of the Secured Creditors over all Subject Property in British Columbia;

(d)

demand debenture from the Parent providing a second-priority Lien (subject only to Permitted Liens which under Applicable Law rank in priority thereto or Permitted Liens which are subject to the Intercreditor Agreement) in favour of the Administrative Agent for the benefit of the Secured Creditors over all Subject Property in Alberta;

(e)

an English law governed debenture from Sundial UK incorporated in the United Kingdom in favour of the Administrative Agent for the benefit of the Secured Creditors constituting a first priority Lien (subject only to Permitted Liens which under Applicable Law rank in priority thereto) on all of its present and future real and personal property including, all Equity Securities held by Sundial UK in any of its Subsidiaries;

(f)

an English law governed share charge from the Parent in favour of the Administrative Agent for the benefit of the Secured Creditors constituting a first-priority Lien (subject only to Permitted Liens which under Applicable Law rank in priority thereto) on all Equity Securities held by the Parent in any of its Subsidiaries incorporated in the United Kingdom;

(g)

an English law governed debenture from each UK Credit Party (other than Sundial UK) in favour of the Administrative Agent for the benefit of the Secured Creditors constituting a first priority Lien (subject only to Permitted Liens which under Applicable Law rank in priority thereto) on all of its present and future real and personal property including, all Equity Securities held by a UK Credit Party (other than Sundial UK) in any of its Subsidiaries;

(h)

upon completion of the Reorganization, an English law governed share charge from the Borrower in favour of the Administrative Agent for the benefit of the Secured Creditors constituting a first-priority Lien (subject only to Permitted Liens which under Applicable Law rank in priority thereto) on all Equity Securities held by the Borrower in any of its Subsidiaries incorporated in the United Kingdom;

(i)	such material intellectual property security and related registrations thereto, determined in the sole discretion of the Administrative Agent;

(j)

such other documents as the Administrative Agent may now or hereafter reasonably require, in all relevant jurisdictions, to give effect to, register and perfect the security interests created by the documents referred to in this Schedule 4.1(d)(iii).

4.1(d)(iii)-1

EXHIBIT 4.1(d)(iii)

FORM OF WARRANT

(See Attached)

EXHIBIT 4.1(d)(iii)-1

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) JUNE 27, 2019, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

WARRANT CERTIFICATE

SUNDIAL GROWERS INC.

(Incorporated under the Business Corporations Act (Alberta))

This is to certify that for value received

SAF Jackson II LP

(hereinafter referred to as the “Holder”)

is the registered holder of a warrant (the “Warrant”) evidencing an irrevocable, unconditional and absolute right issued by Sundial Growers Inc. (the “Corporation”) to the Holder to subscribe for and purchase that number of common shares in the capital of the Corporation (“Common Shares”) equal to the quotient obtained by dividing (a) C$20,700,000 by (b) the Exercise Price, upon and subject to the terms and conditions set forth in the “Warrant Terms and Conditions of Sundial Growers Inc.” attached hereto and forming a part hereof. All capitalized terms used on this face page and not otherwise defined have the meanings given to them in such attached terms and conditions.

The right to receive Common Shares hereunder may only be exercised by the Holder during the period herein specified by:

1.	completing, in the manner indicated, and executing the exercise form attached hereto as Schedule A (the “Exercise Form”);

2.	surrendering this Warrant Certificate and delivering the completed Exercise Form to the Corporation; and

3.

subject to Section 4 of the “Warrant Terms and Conditions of Sundial Growers Inc.” attached hereto, paying the Exercise Price either by cash, cheque or wire transfer payable to or to the order of the Corporation.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by a duly authorized officer effective as of June ____, 2019.

SUNDIAL GROWERS INC.

Per:
Name:
Title:

IN WITNESS WHEREOF the Borrower (as defined herein) has caused this certificate to be signed by a duly authorized officer effective as of June ____, 2019.

SGI PARTNERSHIP, by its managing partner, SGI MANAGING PARTNER INC.

Per:
Name:
Title:

[Signature page to 40% Warrant Certificate]

2

WARRANT TERMS AND CONDITIONS OF

SUNDIAL GROWERS INC.

The following terms and conditions are attached to and form part of the grant of this Warrant to the Holder by Sundial Growers Inc.

1.	In this Warrant Certificate, unless the context otherwise requires:

“Affiliate” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

“Automatic Conversion Event” means the occurrence of thirty (30) consecutive trading days during which the volume-weighted average trading price of the Common Shares on any Recognized Stock Exchange on which the Common Shares are listed is greater than 140.0% of the IPO Price (1.40*(IPO Price));

“Automatic Conversion Event Notice” has the meaning ascribed to it in Section 8;

“Backdoor Listing” has the meaning ascribed to it in the Toronto Stock Exchange Company Manual;

“Board” means the board of directors of the Corporation or, if appointed, a special committee of directors appointed from time to time by the board of directors of the Corporation;

“Borrower” means SGI Partnership;

“Business Day” means a day which is not Saturday, Sunday or a day on which major commercial banks in Calgary, Alberta, Canada or New York, New York, U.S.A. are closed;

“C$” means, unless otherwise specifically indicated, Canadian dollars;

“Capital Reorganization” has the meaning ascribed to it in subsection 10(a);

“Common Shares” means the common shares in the capital of the Corporation as constituted from time to time;

“Corporation” means Sundial Growers Inc. and any successor thereto, including a successor referred to in Section 26;

“Credit Agreement” means the credit agreement dated June 27, 2019 among the Borrower, as borrower, the Lenders, as lenders and the Holder, as administrative agent;

“Equity Securities” means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such person’s capital, including any interest in a partnership, limited partnership or other similar person and any beneficial interest in a trust, and any and all

3

rights, warrants, debentures, options or other rights exchangeable for or convertible into any of the foregoing;

“Exercise Form” means a notice of exercise of the Warrant substantially in the form of the exercise form attached hereto as Schedule A;

“Exercise Period” means the period commencing at 12:00 a.m. (Calgary time) on the Pricing Date and ending at the Expiration Time;

“Exercise Price” means a price per Warrant Share equal to, as applicable:

(a)	125% of the IPO Price (1.25*(IPO Price)), if an IPO occurs prior to December 31, 2020; or

(b)	125% of the Last Private Funding Price (1.25*(Last Private Funding Price)), if an IPO has not occurred prior to December 31, 2020;

provided, however, that, if the Holder has delivered a Voluntary Conversion Event Notice, the “Exercise Price” shall mean the price per Warrant Share equal to 125% of the Last Private Funding Price (1.25*(Last Private Funding Price));

“Expiration Date” means the thirty-six (36) month anniversary of the date of this Warrant Certificate; provided that, if an Automatic Conversion Event occurs, the “Expiration Date” shall be the date that is the earlier of (x) the date that is ten (10) Business Days following receipt by the Holder of the Automatic Conversion Event Notice, and (y) the date the Holder surrenders this Warrant Certificate in accordance with Section 8(b);

“Expiration Time” means 4:00 p.m. (Calgary time) on the Expiration Date;

“Fair Market Value” means:

(a)

if the Common Shares are listed for trading on a Recognized Stock Exchange, the volume-weighted average trading price of the Common Shares on the Recognized Stock Exchange on which the Common Shares are listed for the five (5) trading days preceding the date the Exercise Form is delivered; and

(b)	if the Common Shares are not listed for trading on a Recognized Stock Exchange:

(i)

if the Corporation has entered into an agreement pursuant to which a Liquidity Event would occur, the consideration per Common Share received or to be received by the holders thereof (whether consisting of cash and/or Free Trading Securities) under the Liquidity Event or the price (or deemed price) per Common Share at which the Liquidity Event would otherwise be completed; or

(ii)

if the Corporation has not entered into any such agreement described in paragraph (b)(i) above, the price per Common Share which could be negotiated in an arm’s length, free market transaction, for cash, between a

4

willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction and both of whom have reasonable knowledge of all relevant facts concerning the Corporation, for the purchase and sale of all of the Equity Securities of the Corporation, as determined by an Independent Valuator;

“Free Trading Securities” means securities of an issuer other than the Corporation that are listed on a Recognized Stock Exchange and that are not subject to any restricted period or hold period under applicable securities laws in Canada or any other jurisdiction (other than in respect of resales by control persons or any escrow requirements of any agent or underwriter or an applicable stock exchange);

“Independent Valuator” has the meaning ascribed to it in subsection 7(b);

“IPO” means the occurrence of an event with respect to the Corporation or, if applicable, a Liquidity Entity, described in paragraph (d) of the definition of “Liquidity Event”;

“IPO Price” means the offering price per Common Share in an IPO;

“Last Private Funding Price” means the lesser of:

(a)	the Fair Market Value as of the opening of business on the Pricing Date; and

(b)

the lowest subscription price per Common Share issued by the Corporation to subscribers who are not Related Persons or Affiliates of the Corporation or its Affiliates at the time of the subscription, as part of an issuance or series of issuances of Common Shares in the Corporation’s most recent private placement transaction completed on or prior to the Pricing Date with minimum gross proceeds to the Corporation of C$2,500,000 which, for certainty, shall include the issuance of Common Shares pursuant to the terms of the Pre-IPO Convertible Debentures at an implied valuation of C$1,750,000,000 (or $30 per Common Share) (as defined in the Credit Agreement);

“Lenders” means, collectively, SAF Jackson II LP and any person who may become a Lender under the Credit Agreement from time to time;

“Liquidity Entity” has the meaning ascribed to it in subsection 10(b);

“Liquidity Event” means a transaction or series of transactions that results in any of the following:

(a)

an amalgamation, arrangement, merger, Reverse Takeover, Backdoor Listing, Qualifying Transaction, reorganization or other similar transaction of an entity with or into any other person whereby all of the issued and outstanding common shares or equivalent of such entity are sold, transferred or exchanged for cash and/or Free Trading Securities, or which results in all of the common shares or equivalent of such entity (or the securities of a successor issuer) being listed on a Recognized Stock Exchange and not being subject to any restricted period or hold period under

5

applicable securities laws in Canada or any other jurisdiction (other than in respect of resales by control persons or any escrow requirements of an applicable stock exchange);

(b)

a sale or conveyance of the property and assets of an entity as an entirety or substantially as an entirety to any other person for consideration consisting of cash and/or Free Trading Securities and the subsequent distribution of all of such consideration to all of the holders of common shares or equivalent of such entity, on a pro rata basis;

(c)	the liquidation, dissolution or winding up of an entity or other distribution of the assets of such entity among its shareholders or equivalent for the purpose of winding up its affairs;

(d)

the sale by an entity of common shares or equivalent or other securities to members of the public whereby the common shares or equivalent or other securities sold are listed for trading on a Recognized Stock Exchange and such entity becomes, if it is not already, a “reporting issuer” (as that term or its equivalent is defined in applicable securities legislation) in any of the provinces of Canada;

(e)

any combination of the events or circumstances described in subsections (a), (b), (c) or (d) above, such that all of the common shares or equivalent of an entity shall be subject to one or more of subsections (a), (b), (c) or (d) above; or

(f)	any other event unanimously determined by the board of directors or equivalent of the entity to be a “Liquidity Event”;

“person” includes any individual, partnership, corporation or any other entity or association;

“Pricing Date” means the earlier of:

(a)	the date on which an IPO has occurred;

(b)

the earlier of the date of receipt of the Corporation’s notice delivered pursuant to Section 9 and the date on which a Voluntary Conversion Event has occurred, in each case, if the Holder delivers a Voluntary Conversion Event Notice; and

(c)	December 31, 2020;

“Qualifying Transaction” has the meaning ascribed to it in the TSX Venture Exchange Corporate Finance Manual;

“Recognized Stock Exchange” means the TSX Venture Exchange, the Toronto Stock Exchange, the Canadian Securities Exchange (CSE), the NASDAQ – National Market, the NASDAQ SmallCap Market, the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange, the Alternative Investment Market of the London

6

Stock Exchange, Euronext Paris, the Frankfurt Stock Exchange or the Tokyo Stock Exchange or other major stock exchange;

“Related Person” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

“Reverse Takeover” has the meaning ascribed to it in the TSX Venture Exchange Corporate Finance Manual;

“Voluntary Conversion Event” means the occurrence, prior to December 31, 2020, of:

(a)	a Default or an Event of Default (each as defined in the Credit Agreement) whether or not waived by the Holder; or

(b)	a Liquidity Event of the Corporation or a Liquidity Entity,

provided, however, that, an IPO shall not be a Voluntary Conversion Event;

“Voluntary Conversion Event Notice” has the meaning ascribed to it in Section 9;

“Warrant” means the warrant granted hereby, entitling the Holder to receive, for no additional consideration in any form whatsoever (except as otherwise contemplated in Section 3 hereof, as applicable), the Warrant Shares upon the terms and conditions herein provided;

“Warrant Certificate” means a certificate representing the Warrant formed by the face page hereof, these terms and conditions and Schedule A hereto; and

“Warrant Shares” means the number of Common Shares equal to the quotient obtained by dividing (a) C$20,700,000 by (b) the Exercise Price.

2.

This Warrant may be exercised by the Holder at any time during the Exercise Period. Following (a) the Expiration Time, if the Holder does not exercise this Warrant during the Exercise Period, or (b) the issuance of the Warrant Shares to the Holder, if the Holder does exercise this Warrant during the Exercise Period in accordance with the terms and conditions herein, all rights conferred hereunder shall be void and the Warrant evidenced by this Warrant Certificate shall expire and be of no further force or effect. For greater certainty, subject to the occurrence of a Voluntary Conversion Event, the Warrant shall not be exercisable prior to December 31, 2020 unless an IPO has occurred.

3.

The Warrant granted hereunder shall be exercisable by delivery of an Exercise Form, given by the Holder to the Corporation and accompanied by this Warrant Certificate and, subject to Section 4 hereof, payment in cash or by cheque or wire transfer in an amount equal to the Exercise Price. Upon any such exercise of the Warrant as aforesaid, the Corporation shall, and shall cause its agents and representatives to, forthwith issue the Warrant Shares to the Holder (or to such other person as the Holder may direct in the Exercise Form).

7

4.

Notwithstanding Section 3, or any other clause of this Warrant Certificate, at the election of the Holder and in lieu of paying the Exercise Price, the Warrant granted hereunder shall be exercisable on a cashless basis by the delivery of an Exercise Form, given by the Holder to the Corporation and accompanied by this Warrant Certificate. Upon any such exercise of the Warrant as aforesaid, the Corporation shall, and shall cause its agents and representatives to, forthwith issue to the Holder (or to such other person as the Holder may direct in the Exercise Form) that number of Warrant Shares (representing the in-the-money portion of the Warrant Shares) equal to the product obtained by multiplying the aggregate number of Warrant Shares that may be acquired by the Holder under this Warrant Certificate by a fraction:

(a)	the numerator of which is the difference between:

(i)	an amount equal to the Fair Market Value as of the opening of business on date the Exercise Form is delivered; and

(ii)	the Exercise Price; and

(b)	the denominator of which is the Fair Market Value as of the opening of business on date the Exercise Form is delivered.

5.

Upon any such exercise of the Warrant, the Corporation shall deliver to the Holder (or to such other person as the Holder may direct in the Exercise Form), at the address or addresses specified in the Exercise Form, within three (3) Business Day following receipt by the Corporation of any such valid Exercise Form and, if applicable, payment of the Exercise Price:

(a)

a certificate or certificates registered in the name of the Holder (or such other person as the Holder may direct in the Exercise Form) representing the Warrant Shares acquired by the Holder hereunder;

(b)	a certificate of a senior officer of the Corporation, given without personal liability, setting forth:

(i)

a detailed calculation of the Exercise Price used to calculate the number of Warrant Shares acquired by the Holder hereunder, to the extent not previously delivered to the Holder pursuant to Section 6; and

(ii)	based on the foregoing, a detailed calculation confirming the number of Warrant Shares acquired by the Holder hereunder; and

(c)

such documents, information and records as the Corporation, acting reasonably, considers necessary for the Holder to verify the matters set forth in the certificate delivered pursuant to subsection 5(b), provided that the Holder may request, and the Corporation shall provide within two (2) Business Days of receiving such request, such additional documents, information and records as the Holder in its sole discretion, acting reasonably, determines necessary to verify the matters set forth in the certificate delivered pursuant to subsection 5(b).

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6.

Within five (5) Business Days of the earlier to occur of (a) the date on which an IPO has occurred, and (b) December 31, 2020, the Corporation shall deliver to the Holder (or to such other person as the Holder may direct) at the address specified in subsection 20(b), a certificate of a senior officer of the Corporation, given without personal liability, setting forth a detailed calculation of the Exercise Price, together with such documents, information and records as the Corporation, acting reasonably, considers necessary for the Holder to verify the matters set forth in the certificate delivered pursuant to this Section 6, provided that the Holder may request, and the Corporation shall provide within two (2) Business Days of receiving such request, such additional documents, information and records as the Holder in its sole discretion, acting reasonably, determines necessary to verify the matters set forth in the certificate delivered pursuant to this Section 6.

7.

The Fair Market Value shall, for the purposes of determining the Fair Market Value in the circumstances described in paragraph (b)(ii) of the definition of “Fair Market Value” in Section 1 hereof, be determined as follows:

(a)

prior to exercising this Warrant in accordance with the terms and conditions hereof, the Holder shall provide the Corporation with written notice of its intention to exercise the Warrant (a “Notice of Intention to Exercise”);

(b)

promptly upon, and in any event within five (5) Business Days after, receiving a Notice of Intention to Exercise, the Corporation shall retain at the Corporation’s sole cost and expense an independent accounting firm, chartered business valuator, investment bank or similar expert acceptable to the Holder, acting reasonably, (the “Independent Valuator”) to determine the Fair Market Value;

(c)

the Corporation and the Holder shall request that the Independent Valuator determine the Fair Market Value as quickly as practicable and, in any event, within thirty (30) days after the date of its selection having regard to any representations and submissions as to value which either the Corporation or the Holder wish to make and the report of the Independent Valuator concerning the Fair Market Value delivered to the Corporation and the Holder (the “Report”) shall be conclusive and binding on the Corporation and the Holder for a period of 180 days;

(d)

each of the Corporation and the Holder shall cooperate fully, as and to the extent reasonably requested by the Independent Valuator, in connection with the determination of the Fair Market Value, which cooperation shall include the provision of records and information which are relevant to conducting such valuation; and

(e)

following receipt of the Report, the Holder may, but nothing in this Warrant Certificate shall require it to, exercise the Warrant in accordance with the terms and conditions herein, provided that if the Holder so exercises the Warrant:

(i)

less than 180 days after the date of the most recent Report obtained in accordance with this Section 7 (the “Current Report”), the Holder may not deliver a new Notice of Intention to Exercise and the Fair Market Value in

9

respect of such exercise shall be the Fair Market Value determined by the Current Report; or

(ii)

180 days or more after the date of the Current Report, the Holder shall deliver a new Notice of Intention to Exercise and the Fair Market Value shall be re-determined in accordance with this Section 7,

provided that in the event that the Holder does not wish to exercise the Warrants pursuant to Section 7(e) or if the Holder wishes to exercise the Warrants more than 180 days after the date of the Current Report pursuant to Section 7(e)(ii) above, the cost of the new Report shall be borne on the Holder.

8.

Within two (2) Business Days of the occurrence of an Automatic Conversion Event, the Corporation will send the Holder a notice in writing (an “Automatic Conversion Event Notice”) notifying the Holder thereof and requiring the Holder, at the exclusive option of the Holder, to either:

(a)

exercise its rights under this Warrant Certificate to acquire the Warrant Shares in accordance with the terms and conditions hereof within ten (10) Business Days of receipt of the Automatic Conversion Event Notice; or

(b)	return this Warrant Certificate to the Corporation for immediate cancellation of the Warrant represented hereby.

9.	The Corporation will send the Holder a notice in writing notifying the Holder of a Voluntary Conversion Event:

(a)	as soon as reasonably practicable and in no event less than fourteen (14) days prior to any applicable record date or effective date of the Voluntary Conversion Event; or

(b)	if the Corporation does not have such prior knowledge of the occurrence of such Voluntary Conversion Event, immediately upon such occurrence becoming known to the Corporation.

Upon the earlier to occur of the receipt of the Corporation’s notice delivered pursuant to this Section 9 and the occurrence of a Voluntary Conversion Event, the Holder may, at its exclusive option, exercise its rights under this Warrant Certificate to acquire the Warrant Shares in accordance with the terms and conditions hereof upon notifying the Corporation thereof in writing (a “Voluntary Conversion Event Notice”) within ten (10) Business Days of receiving such notice.

10.	The securities to be received upon exercise of the Warrant shall be subject to adjustment from time to time in the events and in the manner provided for below:

(a)

If and whenever at any time during the Exercise Period there shall be a (i) reclassification, split, subdivision, reduction, combination or consolidation of or amendment or change to any of the Common Shares at any time outstanding or a

10

change of the outstanding Common Shares into, or exchange of the outstanding Common Shares for, other securities of the Corporation or any other entity; (ii) issuance of Common Shares or other Equity Securities to all or substantially all of the holders of Common Shares and/or other Equity Securities of the Corporation that rank equally with the Common Shares with respect to the payment of dividends or the return of capital as a stock dividend or issuance of rights, options or warrants to acquire Common Shares or other Equity Securities of the Corporation to all or substantially all of the holders of Common Shares and/or other Equity Securities of the Corporation that rank equally with the Common Shares with respect to the payment of dividends or the return of capital; (iii) reorganization, consolidation, arrangement, amalgamation, merger, Reverse Takeover, Backdoor Listing, Qualifying Transaction or other similar transaction of the Corporation with or into any other corporation or other entity; (iv) sale of all or substantially all of the Common Shares of the Corporation; or (v) sale, lease, transfer or conveyance, directly or indirectly, of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the Holder, upon any exercise of its right hereunder to receive Common Shares after the effective date of such Capital Reorganization, shall be entitled to receive, for the same Exercise Price, and shall accept, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon such exercise, the aggregate number of shares which the Holder would have been entitled to hold as a result of such Capital Reorganization if, on the effective date thereof (or, if applicable in the case of (ii) above, the record date for determining the holders of Equity Securities entitled to participate therein), the Holder had been the registered Holder of the number of Common Shares that the Holder was theretofore entitled to acquire upon such exercise of the Warrant. If determined appropriate by the Board, acting reasonably and in good faith, and consented to by the Holder, appropriate adjustments shall be made following any such Capital Reorganization in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder and the adjustments to the exercise price and/or the number or type of shares, warrants or other securities, to the end that such provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of the Warrant evidenced by this Warrant Certificate.

(b)

If and whenever at any time after the date hereof and prior to the Expiration Time, any entity, including the Corporation, that, directly or indirectly, owns or controls all or substantially all of the business and assets of the Corporation (any such entity, a “Liquidity Entity”) proposes to complete a Liquidity Event, the Corporation shall provide the Holder with notice of such Liquidity Event in accordance with Section 10(h) and, if the Holder so elects by informing the Corporation in writing within ten (10) Business Days of receiving such notice, provided that the Holder has not already delivered a Voluntary Conversion Event Notice pursuant to Section 9 and been issued Warrant Shares in accordance with the terms and conditions of this Warrant Certificate, the Corporation shall (i) cause the Liquidity Entity to assume the due and punctual performance and observance of all the covenants and

11

conditions hereof to be performed or observed by the Corporation prior to the completion of the Liquidity Event; and (ii) subject to the right of holders of Common Shares to participate in a Liquidity Event of a Liquidity Entity, shall do all such other things as may be reasonably necessary to ensure the Holder is entitled to participate in the Liquidity Event in a manner and to an extent that is no less favourable economically to the Holder than what the Holder’s participation would have been in a Liquidity Event of the Corporation involving all or substantially all of the business and assets of the Corporation. Appropriate adjustments, as determined by the Board, acting reasonably and in good faith, and as consented to in writing by the Holder, shall be made to the Warrant prior to any such Liquidity Event as may be necessary to give effect to this intention of this subsection 10(b) and to ensure the Holder is in no way negatively affected economically as a result of the Liquidity Event being undertaken by an entity other than the Corporation.

(c)

The adjustments to the type of securities or property to be received by the Holder provided for herein are cumulative and such adjustments shall be made successively whenever any of the relevant events referred to herein shall occur. For purposes of the adjustments set forth above, the following provisions shall apply:

(i)

if a dispute shall at any time arise with respect to adjustments provided for herein, such dispute shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such other “big four” firm of independent chartered professional accountants as may be selected by action of the Board and any such determination, absent manifest error, shall be binding upon the Corporation and the Holder;

(ii)

in connection with the determination of any dispute pursuant to subsection 10(c)(i) the Corporation will provide such auditor or chartered professional accountant with access to all necessary records of the Corporation;

(iii)

as a condition precedent to the taking of any action which would require any adjustment in any attribute of the Warrant, including the class of shares or other securities or property (including cash) which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all shares or other securities that the Holder is entitled to receive on the total exercise thereof in accordance with the provisions of this subsection 10(c).

(d)

On the happening of each and every event referred to above that gives rise to an adjustment, the applicable provisions of this Warrant shall, ipso facto, be deemed to be amended accordingly and the Corporation shall and, if applicable, shall cause its Affiliates to take all necessary action so as to comply with such provisions as so amended. The Corporation shall provide the Holder with notice of any and all adjustments hereunder in accordance with subsection 10(h) as well as any

12

adjustment to the Equity Securities of the Corporation pursuant to the terms of the articles of the Corporation.

(e)

After any adjustment pursuant to this Section 10, the terms “Common Shares” and “Warrant Shares” where used in this Warrant Certificate shall be interpreted to mean the shares or other securities or property (including cash) following adjustments pursuant to this Section 10, that the Holder is entitled to receive upon the exercise of the Warrant hereby granted.

(f)

No fractional shares shall be issued upon the exercise of any rights pursuant to the Warrant granted hereby. To the extent that the Holder would otherwise be entitled to a fraction of a share, the number of Common Shares to be received shall be rounded up to the next whole number.

(g)

If in the opinion of the Board the provisions of this Section 10 are not strictly applicable, or if strictly applicable would not fairly protect the rights of the Holder in accordance with the intent and purposes hereof, the Board shall, with the written consent of the Holder, make any adjustment in such provisions as the Board deems appropriate for the benefit of the Holder.

(h)

The Corporation covenants with the Holder that so long as this Warrant Certificate remains in force, it will give notice to the Holder of its intention to fix a record date or take any action in respect of any event referred to in this Section 10, with such notice specifying the particulars of such event and the record date and/or the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given in each case not less than fourteen (14) days prior to such applicable record date or effective date, provided that notice of a Liquidity Event of a Liquidity Entity shall be given not less than thirty (30) days prior to such Liquidity Event. The Corporation shall also provide to the Holder such additional information and documents regarding such event as the Holder may reasonably request.

(i)

Notwithstanding any other provision hereof, in the event that the adjustment provisions in Section 10 hereof are less favourable to the Holder than the similar provisions of any right, option or warrant to acquire Equity Securities outstanding on the date hereof, then the Warrant shall be adjusted so that the Holder shall be treated equally to the holder(s) of such right, option or warrant.

11.	Nothing herein contained shall obligate the Holder to purchase and/or pay for any Common Shares, except for the Warrant Shares in respect of which the Holder shall have exercised this Warrant.

12.

The Holder shall have no rights whatsoever as a shareholder in respect of any of the Common Shares (including any rights to receive dividends or other distributions therefrom or thereon) unless and until the Holder shall have validly exercised this Warrant.

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13.	The Warrant is transferable by the Holder, its legal representative or its attorney duly appointed by an instrument in writing:

(a)	if an IPO has occurred, to any person;

(b)	if an IPO has not occurred, to:

(i)	any Affiliate or Related Person of the Holder; and

(ii)	any person that is not an Affiliate or Related Person of the Holder, upon written consent of the Corporation, not to be unreasonably withheld.

Any such transfer of the Warrant shall be accompanied by a completed and signed transfer form or direction and the Corporation will issue a new Warrant Certificate registered as specified in such transfer form or direction.

14.

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed the Corporation may, on such terms as it may in its reasonable discretion impose, issue and countersign a new Warrant Certificate of like denomination, tenor and date as the certificate so stolen, lost mutilated or destroyed.

15.

Upon surrender and payment as provided in Section 3, or the surrender as provided in Section 4, the Corporation will, subject to the terms hereof, forthwith issue to the person or persons named in the Exercise Form the Warrant Shares and such person or persons will be shareholders of the Corporation in respect of such Warrant Shares as at the time of surrender and payment notwithstanding any delay in the issuance of a share certificate or any other action in respect thereof.

16.

Any certificate issued in exchange or replacement for this Warrant Certificate and any certificate for any Warrant Shares issued pursuant to the exercise of the Warrant shall be subject to such resale restrictions and shall bear such legends as may be required under applicable securities laws or under the policies of any exchange upon which any of the Equity Securities may be listed from time to time, including the legend appearing on the face page of this Warrant Certificate to the extent that the hold period referred to therein has not expired. If, at any time, in the opinion of legal counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the Holder of any such legended certificate, at that Holder’s expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of legal counsel satisfactory to the Corporation) to the effect that such Holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

17.	Time shall be of the essence of this Warrant Certificate.

18.

In the event that the date on or by which any action is required to be taken pursuant to this Warrant Certificate is not a Business Day, then such action shall be required to be taken on or by, as the case may be, the next following day which is a Business Day.

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19.	Except as otherwise set forth herein, this Warrant Certificate shall be binding upon and enure to the benefit of the successors and assigns of the Holder and of the Corporation respectively.

20.	Any notice in writing required or permitted to be given hereunder shall be addressed to:

(a)	the Corporation at:

Sundial Growers Inc.
200, 919 – 11th Avenue S.W.
Calgary, Alberta T2R 1P3

	Attention:	[***]
	Email:	[***]

(b)	the Holder at:

SAF Jackson II LP
1900 Dome Tower
333 – 7th Avenue S.W.
Calgary, Alberta T2P 2Z1

	Attention:	[***]
	Email:	[***]

Any such notice delivered by email shall be deemed to have been given and received on the date of delivery provided that such date is a Business Day and otherwise on the next following date which is a Business Day and, if mailed, shall be deemed to be received on the Business Day following the date of mailing. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

21.	The Corporation hereby represents, warrants, confirms and agrees that:

(a)

this Warrant Certificate and the Warrant represented hereby are Credit Documents (as such term is defined in the Credit Agreement) and form an integral and material part of the consideration inducing the Holder and the other Lenders to enter into the Credit Agreement; and

(b)	without the issuance of the Warrant and the delivery of this Warrant Certificate to the Holder, the Holder would not have entered into the Credit Agreement.

22.	The Corporation hereby represents, warrants, covenants and agrees as follows:

(a)	it will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in this Warrant Certificate;

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(b)

it will, and it will cause its agents and representatives to, forthwith upon receipt of an Exercise Form accompanied by this Warrant Certificate issue the Warrant Shares to, or as directed by, the Holder and such person or persons will be shareholders of the Corporation in respect of such Warrant Shares immediately following the time of surrender notwithstanding any delay in the issuance of a share certificate in respect thereof;

(c)

all Common Shares issued upon exercise of the right to purchase provided for herein shall, upon payment of the Exercise Price, be issued as fully paid and non-assessable Common Shares free from all taxes, liens and charges with respect to the issuance thereof;

(d)	it is duly authorized and has all necessary corporate power and authority to create and issue the Warrant evidenced hereby and issue the Common Shares issuable upon the exercise of the Warrant;

(e)

this Warrant Certificate has been duly executed and this Warrant Certificate and the Warrant evidenced hereby represents valid, legal and binding obligations of the Corporation enforceable against the Corporation in accordance with the terms hereof, and the Corporation has the power and authority to issue this Warrant Certificate and to perform each of its obligations as herein contained; and

(f)

the execution and delivery of this Warrant Certificate by the Corporation are not, and the issuance of the Common Shares upon exercise of the Warrant and the performance by the Corporation of its other obligations in accordance with the terms hereof will not be, inconsistent with the Corporation’s charter or by-laws, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Corporation is a party or by which it is bound.

23.	The Borrower hereby represents, warrants, covenants and agrees as follows:

(a)

it shall, and shall cause its Affiliates to, do all such things as may be necessary to give full force and effect to the terms and intentions of this Warrant Certificate including, without limitation, assuming the due and punctual performance and observance of all of the covenants and conditions hereof to be performed or observed by the Corporation in the event the Borrower completes a Liquidity Event;

(b)

this Warrant Certificate has been duly executed and this Warrant Certificate represents valid, legal and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms hereof, and the Borrower has the power and authority to execute this Warrant Certificate and to perform each of its obligations as herein contained; and

(c)

the execution and delivery of this Warrant Certificate by the Borrower are not, and the performance by the Borrower of its obligations in accordance with the terms hereof will not be, inconsistent with the Borrower’s constitutional documents, and do not and will not contravene any provision of, or constitute a default under, any

16

indenture, mortgage, contract or other instruction of which the Borrower is a party or by which it is bound.

24.	This Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

25.

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom.

26.

Nothing herein contained shall prevent any Capital Reorganization of the Corporation or any Liquidity Event of any Liquidity Entity; provided, however, that the corporation or person formed by such Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with such Capital Reorganization shall, simultaneously with such Capital Reorganization, and the Liquidity Entity (and the Corporation and, if applicable, the Borrower shall cause such Liquidity Entity to) prior to such Liquidity Event, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation. If the Corporation shall be subject to a Capital Reorganization or if the Holder elects, pursuant to Section 10(b) to have a Liquidity Entity assume the obligations of the Corporation under this Warrant, the corporation or person formed by such Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with such Capital Reorganization or the Liquidity Entity, shall succeed to and be substituted for the Corporation hereunder and such changes in phraseology and form (but not in substance) may be made in this Warrant Certificate as may be appropriate in view of such Capital Reorganization or election.

27.

The Corporation and the Borrower each covenant and agree that it shall be liable to and indemnify the Holder and its managers and general partners and their respective directors, officers, employees, shareholders, partners and agents against all losses, claims, damages, liabilities and expenses caused by any failure by the corporation or person formed by any Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with a Capital Reorganization or, in the event the Holder so elects pursuant to Section 10(b), a Liquidity Entity, to assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation.

28.

Notwithstanding any other provision hereof, neither the Corporation nor the Borrower shall, and shall not permit any of their respective Affiliates to, take any action or fail to take any action which action or inaction, as applicable, would or could reasonably be expected to, directly or indirectly, result in the intention of the parties hereunder (which, for certainty, is for the Holder to not be negatively affected economically by any Capital Reorganization of the Corporation or any Liquidity Event of a Liquidity Entity) being circumvented or not being given full effect.

17

29.	The terms and conditions of the Warrant or this Warrant Certificate may not be altered, amended or revised unless agreed to in writing by the Corporation and the Holder.

18

WARRANT TERMS AND CONDITIONS OF

SUNDIAL GROWERS INC.

The following terms and conditions are attached to and form part of the grant of this Warrant to the Holder by Sundial Growers Inc.

1.	In this Warrant Certificate, unless the context otherwise requires:

“Affiliate” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

“Backdoor Listing” has the meaning ascribed to it in the Toronto Stock Exchange Company Manual;

“Board” means the board of directors of the Corporation or, if appointed, a special committee of directors appointed from time to time by the board of directors of the Corporation;

“Borrower” means SGI Partnership;

“Business Day” means a day which is not Saturday, Sunday or a day on which major commercial banks in Calgary, Alberta, Canada or New York, New York, U.S.A. are closed;

“C$” means, unless otherwise specifically indicated, Canadian dollars;

“Capital Reorganization” has the meaning ascribed to it in subsection 9(a);

“Common Shares” means the common shares in the capital of the Corporation as constituted from time to time;

“Corporation” means Sundial Growers Inc. and any successor thereto, including a successor referred to in Section 25;

“Credit Agreement” means the credit agreement dated June 27, 2019 among the Borrower, as borrower, the Lenders, as lenders and the Holder, as administrative agent;

“Equity Securities” means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such person’s capital, including any interest in a partnership, limited partnership or other similar person and any beneficial interest in a trust, and any and all rights, warrants, debentures, options or other rights exchangeable for or convertible into any of the foregoing;

“Exercise Form” means a notice of exercise of the Warrant substantially in the form of the exercise form attached hereto as Schedule A;

“Exercise Period” means the period commencing at 12:00 a.m. (Calgary time) on the Pricing Date and ending at the Expiration Time;

3

“Exercise Price” means a price per Warrant Share equal to, as applicable:

(a)	120% of the IPO Price (1.20*(IPO Price)), if an IPO occurs prior to December 31, 2020; or

(b)	120% of the Last Private Funding Price (1.20*(Last Private Funding Price)), if an IPO has not occurred prior to December 31, 2020;

provided, however, that, if the Holder has delivered a Voluntary Conversion Event Notice, the “Exercise Price” shall mean the price per Warrant Share equal to 120% of the Last Private Funding Price (1.20*(Last Private Funding Price));

“Expiration Date” means the forty-eight (48) month anniversary of the date of this Warrant Certificate;

“Expiration Time” means 4:00 p.m. (Calgary time) on the Expiration Date;

“Fair Market Value” means:

(a)

if the Common Shares are listed for trading on a Recognized Stock Exchange, the volume-weighted average trading price of the Common Shares on the Recognized Stock Exchange on which the Common Shares are listed for the five (5) trading days preceding the date the Exercise Form is delivered; and

(b)	if the Common Shares are not listed for trading on a Recognized Stock Exchange:

(i)

if the Corporation has entered into an agreement pursuant to which a Liquidity Event would occur, the consideration per Common Share received or to be received by the holders thereof (whether consisting of cash and/or Free Trading Securities) under the Liquidity Event or the price (or deemed price) per Common Share at which the Liquidity Event would otherwise be completed; or

(ii)

if the Corporation has not entered into any such agreement described in paragraph (b)(i) above, the price per Common Share which could be negotiated in an arm’s length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction and both of whom have reasonable knowledge of all relevant facts concerning the Corporation, for the purchase and sale of all of the Equity Securities of the Corporation, as determined by an Independent Valuator;

“Free Trading Securities” means securities of an issuer other than the Corporation that are listed on a Recognized Stock Exchange and that are not subject to any restricted period or hold period under applicable securities laws in Canada or any other jurisdiction (other than in respect of resales by control persons or any escrow requirements of any agent or underwriter or an applicable stock exchange);

4

“Independent Valuator” has the meaning ascribed to it in subsection 7(b);

“IPO” means the occurrence of an event with respect to the Corporation or, if applicable, a Liquidity Entity, described in paragraph (d) of the definition of “Liquidity Event”;

“IPO Price” means the offering price per Common Share in an IPO;

“Last Private Funding Price” means the lesser of:

(a)	the Fair Market Value as of the opening of business on the Pricing Date; and

(b)

the lowest subscription price per Common Share issued by the Corporation to subscribers who are not Related Persons or Affiliates of the Corporation or its Affiliates at the time of the subscription, as part of an issuance or series of issuances of Common Shares in the Corporation’s most recent private placement transaction completed on or prior to the Pricing Date with minimum gross proceeds to the Corporation of C$2,500,000 which, for certainty, shall include the issuance of Common Shares pursuant to the terms of the Pre-IPO Convertible Debentures at an implied valuation of C$1,750,000,000 (or $30 per Common Share) (as defined in the Credit Agreement);

“Lenders” means, collectively, SAF Jackson II LP and any person who may become a Lender under the Credit Agreement from time to time;

“Liquidity Entity” has the meaning ascribed to it in subsection 9(b);

“Liquidity Event” means a transaction or series of transactions that results in any of the following:

(a)

an amalgamation, arrangement, merger, Reverse Takeover, Backdoor Listing, Qualifying Transaction, reorganization or other similar transaction of an entity with or into any other person whereby all of the issued and outstanding common shares or equivalent of such entity are sold, transferred or exchanged for cash and/or Free Trading Securities, or which results in all of the common shares or equivalent of such entity (or the securities of a successor issuer) being listed on a Recognized Stock Exchange and not being subject to any restricted period or hold period under applicable securities laws in Canada or any other jurisdiction (other than in respect of resales by control persons or any escrow requirements of an applicable stock exchange);

(b)

a sale or conveyance of the property and assets of an entity as an entirety or substantially as an entirety to any other person for consideration consisting of cash and/or Free Trading Securities and the subsequent distribution of all of such consideration to all of the holders of common shares or equivalent of such entity, on a pro rata basis;

5

(c)	the liquidation, dissolution or winding up of an entity or other distribution of the assets of such entity among its shareholders or equivalent for the purpose of winding up its affairs;

(d)

the sale by an entity of common shares or equivalent or other securities to members of the public whereby the common shares or equivalent or other securities sold are listed for trading on a Recognized Stock Exchange and such entity becomes, if it is not already, a “reporting issuer” (as that term or its equivalent is defined in applicable securities legislation) in any of the provinces of Canada;

(e)

any combination of the events or circumstances described in subsections (a), (b), (c) or (d) above, such that all of the common shares or equivalent of an entity shall be subject to one or more of subsections (a), (b), (c) or (d) above; or

(f)	any other event unanimously determined by the board of directors or equivalent of the entity to be a “Liquidity Event”;

“person” includes any individual, partnership, corporation or any other entity or association;

“Pricing Date” means the earlier of:

(a)	the date on which an IPO has occurred;

(b)

the earlier of the date of receipt of the Corporation’s notice delivered pursuant to Section 8 and the date on which a Voluntary Conversion Event has occurred, in each case, if the Holder delivers a Voluntary Conversion Event Notice; and

(c)	December 31, 2020;

“Qualifying Transaction” has the meaning ascribed to it in the TSX Venture Exchange Corporate Finance Manual;

“Recognized Stock Exchange” means the TSX Venture Exchange, the Toronto Stock Exchange, the Canadian Securities Exchange (CSE), the NASDAQ – National Market, the NASDAQ SmallCap Market, the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange, the Alternative Investment Market of the London Stock Exchange, Euronext Paris, the Frankfurt Stock Exchange or the Tokyo Stock Exchange or other major stock exchange;

“Related Person” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

“Reverse Takeover” has the meaning ascribed to it in the TSX Venture Exchange Corporate Finance Manual;

“Voluntary Conversion Event” means the occurrence, prior to December 31, 2020, of:

6

(a)	a Default or an Event of Default (each as defined in the Credit Agreement) whether or not waived by the Holder; or

(b)	a Liquidity Event of the Corporation or a Liquidity Entity,

provided, however, that, an IPO shall not be a Voluntary Conversion Event;

“Voluntary Conversion Event Notice” has the meaning ascribed to it in Section 0;

“Warrant” means the warrant granted hereby, entitling the Holder to receive, for no additional consideration in any form whatsoever (except as otherwise contemplated in Section 3 hereof, as applicable), the Warrant Shares upon the terms and conditions herein provided;

“Warrant Certificate” means a certificate representing the Warrant formed by the face page hereof, these terms and conditions and Schedule A hereto; and

“Warrant Shares” means the number of Common Shares equal to the quotient obtained by dividing (a) C$31,050,000 by (b) the Exercise Price.

2.

This Warrant may be exercised by the Holder at any time during the Exercise Period. Following (a) the Expiration Time, if the Holder does not exercise this Warrant during the Exercise Period, or (b) the issuance of the Warrant Shares to the Holder, if the Holder does exercise this Warrant during the Exercise Period in accordance with the terms and conditions herein, all rights conferred hereunder shall be void and the Warrant evidenced by this Warrant Certificate shall expire and be of no further force or effect. For greater certainty, subject to the occurrence of a Voluntary Conversion Event, the Warrant shall not be exercisable prior to December 31, 2020 unless an IPO has occurred.

3.

The Warrant granted hereunder shall be exercisable by delivery of an Exercise Form, given by the Holder to the Corporation and accompanied by this Warrant Certificate and, subject to Section 4 hereof, payment in cash or by cheque or wire transfer in an amount equal to the Exercise Price. Upon any such exercise of the Warrant as aforesaid, the Corporation shall, and shall cause its agents and representatives to, forthwith issue the Warrant Shares to the Holder (or to such other person as the Holder may direct in the Exercise Form).

4.

Notwithstanding Section 3, or any other clause of this Warrant Certificate, at the election of the Holder and in lieu of paying the Exercise Price, the Warrant granted hereunder shall be exercisable on a cashless basis by the delivery of an Exercise Form, given by the Holder to the Corporation and accompanied by this Warrant Certificate. Upon any such exercise of the Warrant as aforesaid, the Corporation shall, and shall cause its agents and representatives to, forthwith issue to the Holder (or to such other person as the Holder may direct in the Exercise Form) that number of Warrant Shares (representing the in-the-money portion of the Warrant Shares) equal to the product obtained by multiplying the aggregate number of Warrant Shares that may be acquired by the Holder under this Warrant Certificate by a fraction:

(a)	the numerator of which is the difference between:

7

(i)	an amount equal to the Fair Market Value as of the opening of business on date the Exercise Form is delivered; and

(ii)	the Exercise Price; and

(b)	the denominator of which is the Fair Market Value as of the opening of business on date the Exercise Form is delivered.

5.

Upon any such exercise of the Warrant, the Corporation shall deliver to the Holder (or to such other person as the Holder may direct in the Exercise Form), at the address or addresses specified in the Exercise Form, within three (3) Business Day following receipt by the Corporation of any such valid Exercise Form and, if applicable, payment of the Exercise Price:

(a)

a certificate or certificates registered in the name of the Holder (or such other person as the Holder may direct in the Exercise Form) representing the Warrant Shares acquired by the Holder hereunder;

(b)	a certificate of a senior officer of the Corporation, given without personal liability, setting forth:

(i)

a detailed calculation of the Exercise Price used to calculate the number of Warrant Shares acquired by the Holder hereunder, to the extent not previously delivered to the Holder pursuant to Section 6; and

(ii)	based on the foregoing, a detailed calculation confirming the number of Warrant Shares acquired by the Holder hereunder; and

(c)

such documents, information and records as the Corporation, acting reasonably, considers necessary for the Holder to verify the matters set forth in the certificate delivered pursuant to subsection 5(b), provided that the Holder may request, and the Corporation shall provide within two (2) Business Days of receiving such request, such additional documents, information and records as the Holder in its sole discretion, acting reasonably, determines necessary to verify the matters set forth in the certificate delivered pursuant to subsection 5(b).

6.

Within five (5) Business Days of the earlier to occur of (a) the date on which an IPO has occurred, and (b) December 31, 2020, the Corporation shall deliver to the Holder (or to such other person as the Holder may direct) at the address specified in subsection 19(b), a certificate of a senior officer of the Corporation, given without personal liability, setting forth a detailed calculation of the Exercise Price, together with such documents, information and records as the Corporation, acting reasonably, considers necessary for the Holder to verify the matters set forth in the certificate delivered pursuant to this Section 6, provided that the Holder may request, and the Corporation shall provide within two (2) Business Days of receiving such request, such additional documents, information and records as the Holder in its sole discretion, acting reasonably, determines necessary to verify the matters set forth in the certificate delivered pursuant to this Section 6.

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7.

The Fair Market Value shall, for the purposes of determining the Fair Market Value in the circumstances described in paragraph (b)(ii) of the definition of “Fair Market Value” in Section 1 hereof, be determined as follows:

(a)

prior to exercising this Warrant in accordance with the terms and conditions hereof, the Holder shall provide the Corporation with written notice of its intention to exercise the Warrant (a “Notice of Intention to Exercise”);

(b)

promptly upon, and in any event within five (5) Business Days after, receiving a Notice of Intention to Exercise, the Corporation shall retain at the Corporation’s sole cost and expense an independent accounting firm, chartered business valuator, investment bank or similar expert acceptable to the Holder, acting reasonably, (the “Independent Valuator”) to determine the Fair Market Value;

(c)

the Corporation and the Holder shall request that the Independent Valuator determine the Fair Market Value as quickly as practicable and, in any event, within thirty (30) days after the date of its selection having regard to any representations and submissions as to value which either the Corporation or the Holder wish to make and the report of the Independent Valuator concerning the Fair Market Value delivered to the Corporation and the Holder (the “Report”) shall be conclusive and binding on the Corporation and the Holder for a period of 180 days;

(d)

each of the Corporation and the Holder shall cooperate fully, as and to the extent reasonably requested by the Independent Valuator, in connection with the determination of the Fair Market Value, which cooperation shall include the provision of records and information which are relevant to conducting such valuation; and

(e)

following receipt of the Report, the Holder may, but nothing in this Warrant Certificate shall require it to, exercise the Warrant in accordance with the terms and conditions herein, provided that if the Holder so exercises the Warrant:

(i)

less than 180 days after the date of the most recent Report obtained in accordance with this Section 7 (the “Current Report”), the Holder may not deliver a new Notice of Intention to Exercise and the Fair Market Value in respect of such exercise shall be the Fair Market Value determined by the Current Report; or

(ii)

180 days or more after the date of the Current Report, the Holder shall deliver a new Notice of Intention to Exercise and the Fair Market Value shall be re-determined in accordance with this Section 7,

provided that in the event that the Holder does not wish to exercise the Warrants pursuant to Section 7(e) or if the Holder wishes to exercise the Warrants more than 180 days after the date of the Current Report pursuant to Section 7(e)(ii) above, the cost of the new Report shall be borne on the Holder.

9

8.	The Corporation will send the Holder a notice in writing notifying the Holder of a Voluntary Conversion Event:

(a)	as soon as reasonably practicable and in no event less than fourteen (14) days prior to any applicable record date or effective date of the Voluntary Conversion Event; or

(b)	if the Corporation does not have such prior knowledge of the occurrence of such Voluntary Conversion Event, immediately upon such occurrence becoming known to the Corporation.

Upon the earlier to occur of the receipt of the Corporation’s notice delivered pursuant to this Section 8 and the occurrence of a Voluntary Conversion Event, the Holder may, at its exclusive option, exercise its rights under this Warrant Certificate to acquire the Warrant Shares in accordance with the terms and conditions hereof upon notifying the Corporation thereof in writing (a “Voluntary Conversion Event Notice”) within ten (10) Business Days of receiving such notice.

9.	The securities to be received upon exercise of the Warrant shall be subject to adjustment from time to time in the events and in the manner provided for below:

(a)

If and whenever at any time during the Exercise Period there shall be a (i) reclassification, split, subdivision, reduction, combination or consolidation of or amendment or change to any of the Common Shares at any time outstanding or a change of the outstanding Common Shares into, or exchange of the outstanding Common Shares for, other securities of the Corporation or any other entity; (ii) issuance of Common Shares or other Equity Securities to all or substantially all of the holders of Common Shares and/or other Equity Securities of the Corporation that rank equally with the Common Shares with respect to the payment of dividends or the return of capital as a stock dividend or issuance of rights, options or warrants to acquire Common Shares or other Equity Securities of the Corporation to all or substantially all of the holders of Common Shares and/or other Equity Securities of the Corporation that rank equally with the Common Shares with respect to the payment of dividends or the return of capital; (iii) reorganization, consolidation, arrangement, amalgamation, merger, Reverse Takeover, Backdoor Listing, Qualifying Transaction or other similar transaction of the Corporation with or into any other corporation or other entity; (iv) sale of all or substantially all of the Common Shares of the Corporation; or (v) sale, lease, transfer or conveyance, directly or indirectly, of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the Holder, upon any exercise of its right hereunder to receive Common Shares after the effective date of such Capital Reorganization, shall be entitled to receive, for the same Exercise Price, and shall accept, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon such exercise, the aggregate number of shares which the Holder would have been entitled to hold as a result of such Capital Reorganization if, on the effective date thereof (or, if applicable in the case of (ii)

10

above, the record date for determining the holders of Equity Securities entitled to participate therein), the Holder had been the registered Holder of the number of Common Shares that the Holder was theretofore entitled to acquire upon such exercise of the Warrant. If determined appropriate by the Board, acting reasonably and in good faith, and consented to by the Holder, appropriate adjustments shall be made following any such Capital Reorganization in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder and the adjustments to the exercise price and/or the number or type of shares, warrants or other securities, to the end that such provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of the Warrant evidenced by this Warrant Certificate.

(b)

If and whenever at any time after the date hereof and prior to the Expiration Time, any entity, including the Corporation, that, directly or indirectly, owns or controls all or substantially all of the business and assets of the Corporation (any such entity, a “Liquidity Entity”) proposes to complete a Liquidity Event, the Corporation shall provide the Holder with notice of such Liquidity Event in accordance with Section 9(h) and, if the Holder so elects by informing the Corporation in writing within ten (10) Business Days of receiving such notice, provided that the Holder has not already delivered a Voluntary Conversion Event Notice pursuant to Section 8 and been issued Warrant Shares in accordance with the terms and conditions of this Warrant Certificate, the Corporation shall (i) cause the Liquidity Entity to assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation prior to the completion of the Liquidity Event; and (ii) subject to the right of holders of Common Shares to participate in a Liquidity Event of a Liquidity Entity, shall do all such other things as may be reasonably necessary to ensure the Holder is entitled to participate in the Liquidity Event in a manner and to an extent that is no less favourable economically to the Holder than what the Holder’s participation would have been in a Liquidity Event of the Corporation involving all or substantially all of the business and assets of the Corporation. Appropriate adjustments, as determined by the Board, acting reasonably and in good faith, and as consented to in writing by the Holder, shall be made to the Warrant prior to any such Liquidity Event as may be necessary to give effect to this intention of this subsection 9(b) and to ensure the Holder is in no way negatively affected economically as a result of the Liquidity Event being undertaken by an entity other than the Corporation.

(c)

The adjustments to the type of securities or property to be received by the Holder provided for herein are cumulative and such adjustments shall be made successively whenever any of the relevant events referred to herein shall occur. For purposes of the adjustments set forth above, the following provisions shall apply:

(i)

if a dispute shall at any time arise with respect to adjustments provided for herein, such dispute shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such other “big four” firm of independent chartered professional accountants as may be selected

11

by action of the Board and any such determination, absent manifest error, shall be binding upon the Corporation and the Holder;

(ii)

in connection with the determination of any dispute pursuant to subsection 9(c)(i) the Corporation will provide such auditor or chartered professional accountant with access to all necessary records of the Corporation;

(iii)

as a condition precedent to the taking of any action which would require any adjustment in any attribute of the Warrant, including the class of shares or other securities or property (including cash) which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all shares or other securities that the Holder is entitled to receive on the total exercise thereof in accordance with the provisions of this subsection 9(c).

(d)

On the happening of each and every event referred to above that gives rise to an adjustment, the applicable provisions of this Warrant shall, ipso facto, be deemed to be amended accordingly and the Corporation shall and, if applicable, shall cause its Affiliates to take all necessary action so as to comply with such provisions as so amended. The Corporation shall provide the Holder with notice of any and all adjustments hereunder in accordance with subsection 9(h) as well as any adjustment to the Equity Securities of the Corporation pursuant to the terms of the articles of the Corporation.

(e)

After any adjustment pursuant to this Section 9, the terms “Common Shares” and “Warrant Shares” where used in this Warrant Certificate shall be interpreted to mean the shares or other securities or property (including cash) following adjustments pursuant to this Section 9, that the Holder is entitled to receive upon the exercise of the Warrant hereby granted.

(f)

No fractional shares shall be issued upon the exercise of any rights pursuant to the Warrant granted hereby. To the extent that the Holder would otherwise be entitled to a fraction of a share, the number of Common Shares to be received shall be rounded up to the next whole number.

(g)

If in the opinion of the Board the provisions of this Section 9 are not strictly applicable, or if strictly applicable would not fairly protect the rights of the Holder in accordance with the intent and purposes hereof, the Board shall, with the written consent of the Holder, make any adjustment in such provisions as the Board deems appropriate for the benefit of the Holder.

(h)

The Corporation covenants with the Holder that so long as this Warrant Certificate remains in force, it will give notice to the Holder of its intention to fix a record date or take any action in respect of any event referred to in this Section 9, with such notice specifying the particulars of such event and the record date and/or the

12

effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given in each case not less than fourteen (14) days prior to such applicable record date or effective date, provided that notice of a Liquidity Event of a Liquidity Entity shall be given not less than thirty (30) days prior to such Liquidity Event. The Corporation shall also provide to the Holder such additional information and documents regarding such event as the Holder may reasonably request.

(i)

Notwithstanding any other provision hereof, in the event that the adjustment provisions in Section 9 hereof are less favourable to the Holder than the similar provisions of any right, option or warrant to acquire Equity Securities outstanding on the date hereof, then the Warrant shall be adjusted so that the Holder shall be treated equally to the holder(s) of such right, option or warrant.

10.	Nothing herein contained shall obligate the Holder to purchase and/or pay for any Common Shares, except for the Warrant Shares in respect of which the Holder shall have exercised this Warrant.

11.

The Holder shall have no rights whatsoever as a shareholder in respect of any of the Common Shares (including any rights to receive dividends or other distributions therefrom or thereon) unless and until the Holder shall have validly exercised this Warrant.

12.	The Warrant is transferable by the Holder, its legal representative or its attorney duly appointed by an instrument in writing:

(a)	if an IPO has occurred, to any person;

(b)	if an IPO has not occurred, to:

(i)	any Affiliate or Related Person of the Holder; and

(ii)	any person that is not an Affiliate or Related Person of the Holder, upon written consent of the Corporation, not to be unreasonably withheld.

Any such transfer of the Warrant shall be accompanied by a completed and signed transfer form or direction and the Corporation will issue a new Warrant Certificate registered as specified in such transfer form or direction.

13.

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed the Corporation may, on such terms as it may in its reasonable discretion impose, issue and countersign a new Warrant Certificate of like denomination, tenor and date as the certificate so stolen, lost mutilated or destroyed.

14.

Upon surrender and payment as provided in Section 3, or the surrender as provided in Section 4, the Corporation will, subject to the terms hereof, forthwith issue to the person or persons named in the Exercise Form the Warrant Shares and such person or persons will be shareholders of the Corporation in respect of such Warrant Shares as at the time of

13

surrender and payment notwithstanding any delay in the issuance of a share certificate or any other action in respect thereof.

15.

Any certificate issued in exchange or replacement for this Warrant Certificate and any certificate for any Warrant Shares issued pursuant to the exercise of the Warrant shall be subject to such resale restrictions and shall bear such legends as may be required under applicable securities laws or under the policies of any exchange upon which any of the Equity Securities may be listed from time to time, including the legend appearing on the face page of this Warrant Certificate to the extent that the hold period referred to therein has not expired. If, at any time, in the opinion of legal counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the Holder of any such legended certificate, at that Holder’s expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of legal counsel satisfactory to the Corporation) to the effect that such Holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

16.	Time shall be of the essence of this Warrant Certificate.

17.

In the event that the date on or by which any action is required to be taken pursuant to this Warrant Certificate is not a Business Day, then such action shall be required to be taken on or by, as the case may be, the next following day which is a Business Day.

18.	Except as otherwise set forth herein, this Warrant Certificate shall be binding upon and enure to the benefit of the successors and assigns of the Holder and of the Corporation respectively.

19.	Any notice in writing required or permitted to be given hereunder shall be addressed to:

(a)	the Corporation at:
Sundial Growers Inc.
200, 919 – 11th Avenue S.W.
Calgary, Alberta T2R 1P3

	Attention:	[***]
	Email:	[***]

(b)	the Holder at:

SAF Jackson II LP
1900 Dome Tower
333 – 7th Avenue S.W.
Calgary, Alberta T2P 2Z1

	Attention:	[***]
	Email:	[***]

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Any such notice delivered by email shall be deemed to have been given and received on the date of delivery provided that such date is a Business Day and otherwise on the next following date which is a Business Day and, if mailed, shall be deemed to be received on the Business Day following the date of mailing. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

20.	The Corporation hereby represents, warrants, confirms and agrees that:

(a)

this Warrant Certificate and the Warrant represented hereby are Credit Documents (as such term is defined in the Credit Agreement) and form an integral and material part of the consideration inducing the Holder and the other Lenders to enter into the Credit Agreement; and

(b)	without the issuance of the Warrant and the delivery of this Warrant Certificate to the Holder, the Holder would not have entered into the Credit Agreement.

21.	The Corporation hereby represents, warrants, covenants and agrees as follows:

(a)	it will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in this Warrant Certificate;

(b)

it will, and it will cause its agents and representatives to, forthwith upon receipt of an Exercise Form accompanied by this Warrant Certificate issue the Warrant Shares to, or as directed by, the Holder and such person or persons will be shareholders of the Corporation in respect of such Warrant Shares immediately following the time of surrender notwithstanding any delay in the issuance of a share certificate in respect thereof;

(c)

all Common Shares issued upon exercise of the right to purchase provided for herein shall, upon payment of the Exercise Price, be issued as fully paid and non-assessable Common Shares free from all taxes, liens and charges with respect to the issuance thereof;

(d)	it is duly authorized and has all necessary corporate power and authority to create and issue the Warrant evidenced hereby and issue the Common Shares issuable upon the exercise of the Warrant;

(e)

this Warrant Certificate has been duly executed and this Warrant Certificate and the Warrant evidenced hereby represents valid, legal and binding obligations of the Corporation enforceable against the Corporation in accordance with the terms hereof, and the Corporation has the power and authority to issue this Warrant Certificate and to perform each of its obligations as herein contained; and

(f)

the execution and delivery of this Warrant Certificate by the Corporation are not, and the issuance of the Common Shares upon exercise of the Warrant and the performance by the Corporation of its other obligations in accordance with the terms hereof will not be, inconsistent with the Corporation’s charter or by-laws,

15

and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Corporation is a party or by which it is bound.

22.	The Borrower hereby represents, warrants, covenants and agrees as follows:

(a)

it shall, and shall cause its Affiliates to, do all such things as may be necessary to give full force and effect to the terms and intentions of this Warrant Certificate including, without limitation, assuming the due and punctual performance and observance of all of the covenants and conditions hereof to be performed or observed by the Corporation in the event the Borrower completes a Liquidity Event;

(b)

this Warrant Certificate has been duly executed and this Warrant Certificate represents valid, legal and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms hereof, and the Borrower has the power and authority to execute this Warrant Certificate and to perform each of its obligations as herein contained; and

(c)

the execution and delivery of this Warrant Certificate by the Borrower are not, and the performance by the Borrower of its obligations in accordance with the terms hereof will not be, inconsistent with the Borrower’s constitutional documents, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instruction of which the Borrower is a party or by which it is bound.

23.	This Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

24.

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom.

25.

Nothing herein contained shall prevent any Capital Reorganization of the Corporation or any Liquidity Event of any Liquidity Entity; provided, however, that the corporation or person formed by such Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with such Capital Reorganization shall, simultaneously with such Capital Reorganization, and the Liquidity Entity (and the Corporation and, if applicable, the Borrower shall cause such Liquidity Entity to) prior to such Liquidity Event, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation. If the Corporation shall be subject to a Capital Reorganization or if the Holder elects, pursuant to Section 9(b) to have a Liquidity Entity assume the obligations of the Corporation under this Warrant, the corporation or person formed by such Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with such Capital Reorganization or the Liquidity Entity, shall succeed to and be substituted for the

16

Corporation hereunder and such changes in phraseology and form (but not in substance) may be made in this Warrant Certificate as may be appropriate in view of such Capital Reorganization or election.

26.

The Corporation and the Borrower each covenant and agree that it shall be liable to and indemnify the Holder and its managers and general partners and their respective directors, officers, employees, shareholders, partners and agents against all losses, claims, damages, liabilities and expenses caused by any failure by the corporation or person formed by any Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with a Capital Reorganization or, in the event the Holder so elects pursuant to Section 9(b), a Liquidity Entity, to assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation.

27.

Notwithstanding any other provision hereof, neither the Corporation nor the Borrower shall, and shall not permit any of their respective Affiliates to, take any action or fail to take any action which action or inaction, as applicable, would or could reasonably be expected to, directly or indirectly, result in the intention of the parties hereunder (which, for certainty, is for the Holder to not be negatively affected economically by any Capital Reorganization of the Corporation or any Liquidity Event of a Liquidity Entity) being circumvented or not being given full effect.

28.	The terms and conditions of the Warrant or this Warrant Certificate may not be altered, amended or revised unless agreed to in writing by the Corporation and the Holder.

17

Tranche B Warrant Forms

(see attached)

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT DATE OF ISSUANCE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

WARRANT CERTIFICATE

SUNDIAL GROWERS INC.

(Incorporated under the Business Corporations Act (Alberta))

This is to certify that for value received

SAF Jackson II LP

(hereinafter referred to as the “Holder”)

is the registered holder of a warrant (the “Warrant”) evidencing an irrevocable, unconditional and absolute right issued by Sundial Growers Inc. (the “Corporation”) to the Holder to subscribe for and purchase that number of common shares in the capital of the Corporation (“Common Shares”) equal to the quotient obtained by dividing (a) C$● [NTD: 45% of 40% of the Accommodation under Tranche B] (b) the Exercise Price, upon and subject to the terms and conditions set forth in the “Warrant Terms and Conditions of Sundial Growers Inc.” attached hereto and forming a part hereof. All capitalized terms used on this face page and not otherwise defined have the meanings given to them in such attached terms and conditions.

The right to receive Common Shares hereunder may only be exercised by the Holder during the period herein specified by:

1.	completing, in the manner indicated, and executing the exercise form attached hereto as Schedule A (the “Exercise Form”);

2.	surrendering this Warrant Certificate and delivering the completed Exercise Form to the Corporation; and

3.

subject to Section 4 of the “Warrant Terms and Conditions of Sundial Growers Inc.” attached hereto, paying the Exercise Price either by cash, cheque or wire transfer payable to or to the order of the Corporation.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by a duly authorized officer effective as of ●.

SUNDIAL GROWERS INC.

Per:
Name:
Title:

IN WITNESS WHEREOF the Borrower (as defined herein) has caused this certificate to be signed by a duly authorized officer effective as of ●.

SGI PARTNERSHIP, by its managing partner, SGI MANAGING PARTNER INC.

Per:
Name:
Title:

2

WARRANT TERMS AND CONDITIONS OF

SUNDIAL GROWERS INC.

The following terms and conditions are attached to and form part of the grant of this Warrant to the Holder by Sundial Growers Inc.

1.	In this Warrant Certificate, unless the context otherwise requires:

“Affiliate” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

“Automatic Conversion Event” means the occurrence of thirty (30) consecutive trading days during which the volume-weighted average trading price of the Common Shares on any Recognized Stock Exchange on which the Common Shares are listed is greater than 140.0% of the IPO Price (1.40*(IPO Price));

“Automatic Conversion Event Notice” has the meaning ascribed to it in Section 8;

“Backdoor Listing” has the meaning ascribed to it in the Toronto Stock Exchange Company Manual;

“Board” means the board of directors of the Corporation or, if appointed, a special committee of directors appointed from time to time by the board of directors of the Corporation;

“Borrower” means SGI Partnership;

“Business Day” means a day which is not Saturday, Sunday or a day on which major commercial banks in Calgary, Alberta, Canada or New York, New York, U.S.A. are closed;

“C$” means, unless otherwise specifically indicated, Canadian dollars;

“Capital Reorganization” has the meaning ascribed to it in subsection 10(a);

“Common Shares” means the common shares in the capital of the Corporation as constituted from time to time;

“Corporation” means Sundial Growers Inc. and any successor thereto, including a successor referred to in Section 26;

“Credit Agreement” means the credit agreement dated June 27, 2019 among the Borrower, as borrower, the Lenders, as lenders and the Holder, as administrative agent;

“Equity Securities” means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such person’s capital, including any interest in a partnership, limited partnership or other similar person and any beneficial interest in a trust, and any and all

3

rights, warrants, debentures, options or other rights exchangeable for or convertible into any of the foregoing;

“Exercise Form” means a notice of exercise of the Warrant substantially in the form of the exercise form attached hereto as Schedule A;

“Exercise Period” means the period commencing at 12:00 a.m. (Calgary time) on the Pricing Date and ending at the Expiration Time;

“Exercise Price” means a price per Warrant Share equal to, as applicable:

(a)	125% of the IPO Price (1.25*(IPO Price)), if an IPO occurs prior to December 31, 2020; or

(b)	125% of the Last Private Funding Price (1.25*(Last Private Funding Price)), if an IPO has not occurred prior to December 31, 2020;

provided, however, that, if the Holder has delivered a Voluntary Conversion Event Notice, the “Exercise Price” shall mean the price per Warrant Share equal to 125% of the Last Private Funding Price (1.25*(Last Private Funding Price));

“Expiration Date” means the thirty-six (36) month anniversary of the date of this Warrant

Certificate; provided that, if an Automatic Conversion Event occurs, the “Expiration Date” shall be the date that is the earlier of (x) the date that is ten (10) Business Days following receipt by the Holder of the Automatic Conversion Event Notice, and (y) the date the Holder surrenders this Warrant Certificate in accordance with Section 8(b);

“Expiration Time” means 4:00 p.m. (Calgary time) on the Expiration Date;

“Fair Market Value” means:

(a)

if the Common Shares are listed for trading on a Recognized Stock Exchange, the volume-weighted average trading price of the Common Shares on the Recognized Stock Exchange on which the Common Shares are listed for the five (5) trading days preceding the date the Exercise Form is delivered; and

(b)	if the Common Shares are not listed for trading on a Recognized Stock Exchange:

(i)

if the Corporation has entered into an agreement pursuant to which a Liquidity Event would occur, the consideration per Common Share received or to be received by the holders thereof (whether consisting of cash and/or Free Trading Securities) under the Liquidity Event or the price (or deemed price) per Common Share at which the Liquidity Event would otherwise be completed; or

(ii)

if the Corporation has not entered into any such agreement described in paragraph (b)(i) above, the price per Common Share which could be negotiated in an arm’s length, free market transaction, for cash, between a

4

willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction and both of whom have reasonable knowledge of all relevant facts concerning the Corporation, for the purchase and sale of all of the Equity Securities of the Corporation, as determined by an Independent Valuator;

“Free Trading Securities” means securities of an issuer other than the Corporation that are listed on a Recognized Stock Exchange and that are not subject to any restricted period or hold period under applicable securities laws in Canada or any other jurisdiction (other than in respect of resales by control persons or any escrow requirements of any agent or underwriter or an applicable stock exchange);

“Independent Valuator” has the meaning ascribed to it in subsection 7(b);

“IPO” means the occurrence of an event with respect to the Corporation or, if applicable, a Liquidity Entity, described in paragraph (d) of the definition of “Liquidity Event”;

“IPO Price” means the offering price per Common Share in an IPO;

“Last Private Funding Price” means the lesser of:

(a)	the Fair Market Value as of the opening of business on the Pricing Date; and

(b)

the lowest subscription price per Common Share issued by the Corporation to subscribers who are not Related Persons or Affiliates of the Corporation or its Affiliates at the time of the subscription, as part of an issuance or series of issuances of Common Shares in the Corporation’s most recent private placement transaction completed on or prior to the Pricing Date with minimum gross proceeds to the Corporation of C$2,500,000 which, for certainty, shall include the issuance of Common Shares pursuant to the terms of the Pre-IPO Convertible Debentures at an implied valuation of C$1,750,000,000 (or $30 per Common Share) (as defined in the Credit Agreement);

“Lenders” means, collectively, SAF Jackson II LP and any person who may become a Lender under the Credit Agreement from time to time;

“Liquidity Entity” has the meaning ascribed to it in subsection 10(b);

“Liquidity Event” means a transaction or series of transactions that results in any of the following:

(a)

an amalgamation, arrangement, merger, Reverse Takeover, Backdoor Listing, Qualifying Transaction, reorganization or other similar transaction of an entity with or into any other person whereby all of the issued and outstanding common shares or equivalent of such entity are sold, transferred or exchanged for cash and/or Free Trading Securities, or which results in all of the common shares or equivalent of such entity (or the securities of a successor issuer) being listed on a Recognized Stock Exchange and not being subject to any restricted period or hold period under

5

applicable securities laws in Canada or any other jurisdiction (other than in respect of resales by control persons or any escrow requirements of an applicable stock exchange);

(b)

a sale or conveyance of the property and assets of an entity as an entirety or substantially as an entirety to any other person for consideration consisting of cash and/or Free Trading Securities and the subsequent distribution of all of such consideration to all of the holders of common shares or equivalent of such entity, on a pro rata basis;

(c)	the liquidation, dissolution or winding up of an entity or other distribution of the assets of such entity among its shareholders or equivalent for the purpose of winding up its affairs;

(d)

the sale by an entity of common shares or equivalent or other securities to members of the public whereby the common shares or equivalent or other securities sold are listed for trading on a Recognized Stock Exchange and such entity becomes, if it is not already, a “reporting issuer” (as that term or its equivalent is defined in applicable securities legislation) in any of the provinces of Canada;

(e)

any combination of the events or circumstances described in subsections (a), (b), (c) or (d) above, such that all of the common shares or equivalent of an entity shall be subject to one or more of subsections (a), (b), (c) or (d) above; or

(f)	any other event unanimously determined by the board of directors or equivalent of the entity to be a “Liquidity Event”;

“person” includes any individual, partnership, corporation or any other entity or association;

“Pricing Date” means the earlier of:

(a)	the date on which an IPO has occurred;

(b)

the earlier of the date of receipt of the Corporation’s notice delivered pursuant to Section 9 and the date on which a Voluntary Conversion Event has occurred, in each case, if the Holder delivers a Voluntary Conversion Event Notice; and

(c)	December 31, 2020;

“Qualifying Transaction” has the meaning ascribed to it in the TSX Venture Exchange Corporate Finance Manual;

“Recognized Stock Exchange” means the TSX Venture Exchange, the Toronto Stock Exchange, the Canadian Securities Exchange (CSE), the NASDAQ – National Market, the NASDAQ SmallCap Market, the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange, the Alternative Investment Market of the London

6

Stock Exchange, Euronext Paris, the Frankfurt Stock Exchange or the Tokyo Stock Exchange or other major stock exchange;

“Related Person” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

“Reverse Takeover” has the meaning ascribed to it in the TSX Venture Exchange Corporate Finance Manual;

“Voluntary Conversion Event” means the occurrence, prior to December 31, 2020, of:

(a)	a Default or an Event of Default (each as defined in the Credit Agreement) whether or not waived by the Holder; or

(b)	a Liquidity Event of the Corporation or a Liquidity Entity,

provided, however, that, an IPO shall not be a Voluntary Conversion Event;

“Voluntary Conversion Event Notice” has the meaning ascribed to it in Section 9;

“Warrant” means the warrant granted hereby, entitling the Holder to receive, for no additional consideration in any form whatsoever (except as otherwise contemplated in Section 3 hereof, as applicable), the Warrant Shares upon the terms and conditions herein provided;

“Warrant Certificate” means a certificate representing the Warrant formed by the face page hereof, these terms and conditions and Schedule A hereto; and

“Warrant Shares” means the number of Common Shares equal to the quotient obtained by dividing (a) C$● [NTD: 45% of 40% of the Accommodation under Tranche B] 20,700,000 by (b) the Exercise Price.

2.

This Warrant may be exercised by the Holder at any time during the Exercise Period. Following (a) the Expiration Time, if the Holder does not exercise this Warrant during the Exercise Period, or (b) the issuance of the Warrant Shares to the Holder, if the Holder does exercise this Warrant during the Exercise Period in accordance with the terms and conditions herein, all rights conferred hereunder shall be void and the Warrant evidenced by this Warrant Certificate shall expire and be of no further force or effect. For greater certainty, subject to the occurrence of a Voluntary Conversion Event, the Warrant shall not be exercisable prior to December 31, 2020 unless an IPO has occurred.

3.

The Warrant granted hereunder shall be exercisable by delivery of an Exercise Form, given by the Holder to the Corporation and accompanied by this Warrant Certificate and, subject to Section 4 hereof, payment in cash or by cheque or wire transfer in an amount equal to the Exercise Price. Upon any such exercise of the Warrant as aforesaid, the Corporation shall, and shall cause its agents and representatives to, forthwith issue the Warrant Shares to the Holder (or to such other person as the Holder may direct in the Exercise Form).

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4.

Notwithstanding Section 3, or any other clause of this Warrant Certificate, at the election of the Holder and in lieu of paying the Exercise Price, the Warrant granted hereunder shall be exercisable on a cashless basis by the delivery of an Exercise Form, given by the Holder to the Corporation and accompanied by this Warrant Certificate. Upon any such exercise of the Warrant as aforesaid, the Corporation shall, and shall cause its agents and representatives to, forthwith issue to the Holder (or to such other person as the Holder may direct in the Exercise Form) that number of Warrant Shares (representing the in-the-money portion of the Warrant Shares) equal to the product obtained by multiplying the aggregate number of Warrant Shares that may be acquired by the Holder under this Warrant Certificate by a fraction:

(a)	the numerator of which is the difference between:

(i)	an amount equal to the Fair Market Value as of the opening of business on date the Exercise Form is delivered; and

(ii)	the Exercise Price; and

(b)	the denominator of which is the Fair Market Value as of the opening of business on date the Exercise Form is delivered.

5.

Upon any such exercise of the Warrant, the Corporation shall deliver to the Holder (or to such other person as the Holder may direct in the Exercise Form), at the address or addresses specified in the Exercise Form, within three (3) Business Day following receipt by the Corporation of any such valid Exercise Form and, if applicable, payment of the Exercise Price:

(a)

a certificate or certificates registered in the name of the Holder (or such other person as the Holder may direct in the Exercise Form) representing the Warrant Shares acquired by the Holder hereunder;

(b)	a certificate of a senior officer of the Corporation, given without personal liability, setting forth:

(i)

a detailed calculation of the Exercise Price used to calculate the number of Warrant Shares acquired by the Holder hereunder, to the extent not previously delivered to the Holder pursuant to Section 6; and

(ii)	based on the foregoing, a detailed calculation confirming the number of Warrant Shares acquired by the Holder hereunder; and

(c)

such documents, information and records as the Corporation, acting reasonably, considers necessary for the Holder to verify the matters set forth in the certificate delivered pursuant to subsection 5(b), provided that the Holder may request, and the Corporation shall provide within two (2) Business Days of receiving such request, such additional documents, information and records as the Holder in its sole discretion, acting reasonably, determines necessary to verify the matters set forth in the certificate delivered pursuant to subsection 5(b).

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6.

Within five (5) Business Days of the earlier to occur of (a) the date on which an IPO has occurred, and (b) December 31, 2020, the Corporation shall deliver to the Holder (or to such other person as the Holder may direct) at the address specified in subsection 20(b), a certificate of a senior officer of the Corporation, given without personal liability, setting forth a detailed calculation of the Exercise Price, together with such documents, information and records as the Corporation, acting reasonably, considers necessary for the Holder to verify the matters set forth in the certificate delivered pursuant to this Section 6, provided that the Holder may request, and the Corporation shall provide within two (2) Business Days of receiving such request, such additional documents, information and records as the Holder in its sole discretion, acting reasonably, determines necessary to verify the matters set forth in the certificate delivered pursuant to this Section 6.

7.

The Fair Market Value shall, for the purposes of determining the Fair Market Value in the circumstances described in paragraph (b)(ii) of the definition of “Fair Market Value” in Section 1 hereof, be determined as follows:

(a)

prior to exercising this Warrant in accordance with the terms and conditions hereof, the Holder shall provide the Corporation with written notice of its intention to exercise the Warrant (a “Notice of Intention to Exercise”);

(b)

promptly upon, and in any event within five (5) Business Days after, receiving a Notice of Intention to Exercise, the Corporation shall retain at the Corporation’s sole cost and expense an independent accounting firm, chartered business valuator, investment bank or similar expert acceptable to the Holder, acting reasonably, (the “Independent Valuator”) to determine the Fair Market Value;

(c)

the Corporation and the Holder shall request that the Independent Valuator determine the Fair Market Value as quickly as practicable and, in any event, within thirty (30) days after the date of its selection having regard to any representations and submissions as to value which either the Corporation or the Holder wish to make and the report of the Independent Valuator concerning the Fair Market Value delivered to the Corporation and the Holder (the “Report”) shall be conclusive and binding on the Corporation and the Holder for a period of 180 days;

(d)

each of the Corporation and the Holder shall cooperate fully, as and to the extent reasonably requested by the Independent Valuator, in connection with the determination of the Fair Market Value, which cooperation shall include the provision of records and information which are relevant to conducting such valuation; and

(e)

following receipt of the Report, the Holder may, but nothing in this Warrant Certificate shall require it to, exercise the Warrant in accordance with the terms and conditions herein, provided that if the Holder so exercises the Warrant:

(i)

less than 180 days after the date of the most recent Report obtained in accordance with this Section 7 (the “Current Report”), the Holder may not deliver a new Notice of Intention to Exercise and the Fair Market Value in

9

respect of such exercise shall be the Fair Market Value determined by the Current Report; or

(ii)

180 days or more after the date of the Current Report, the Holder shall deliver a new Notice of Intention to Exercise and the Fair Market Value shall be re-determined in accordance with this Section 7,

provided that in the event that the Holder does not wish to exercise the Warrants pursuant to Section 7(e) or if the Holder wishes to exercise the Warrants more than 180 days after the date of the Current Report pursuant to Section 7(e)(ii) above, the cost of the new Report shall be borne on the Holder.

8.

Within two (2) Business Days of the occurrence of an Automatic Conversion Event, the Corporation will send the Holder a notice in writing (an “Automatic Conversion Event Notice”) notifying the Holder thereof and requiring the Holder, at the exclusive option of the Holder, to either:

(a)

exercise its rights under this Warrant Certificate to acquire the Warrant Shares in accordance with the terms and conditions hereof within ten (10) Business Days of receipt of the Automatic Conversion Event Notice; or

(b)	return this Warrant Certificate to the Corporation for immediate cancellation of the Warrant represented hereby.

9.	The Corporation will send the Holder a notice in writing notifying the Holder of a Voluntary Conversion Event:

(a)	as soon as reasonably practicable and in no event less than fourteen (14) days prior to any applicable record date or effective date of the Voluntary Conversion Event; or

(b)	if the Corporation does not have such prior knowledge of the occurrence of such Voluntary Conversion Event, immediately upon such occurrence becoming known to the Corporation.

Upon the earlier to occur of the receipt of the Corporation’s notice delivered pursuant to this Section 9 and the occurrence of a Voluntary Conversion Event, the Holder may, at its exclusive option, exercise its rights under this Warrant Certificate to acquire the Warrant Shares in accordance with the terms and conditions hereof upon notifying the Corporation thereof in writing (a “Voluntary Conversion Event Notice”) within ten (10) Business Days of receiving such notice.

10.	The securities to be received upon exercise of the Warrant shall be subject to adjustment from time to time in the events and in the manner provided for below:

(a)

If and whenever at any time during the Exercise Period there shall be a (i) reclassification, split, subdivision, reduction, combination or consolidation of or amendment or change to any of the Common Shares at any time outstanding or a

10

change of the outstanding Common Shares into, or exchange of the outstanding Common Shares for, other securities of the Corporation or any other entity; (ii) issuance of Common Shares or other Equity Securities to all or substantially all of the holders of Common Shares and/or other Equity Securities of the Corporation that rank equally with the Common Shares with respect to the payment of dividends or the return of capital as a stock dividend or issuance of rights, options or warrants to acquire Common Shares or other Equity Securities of the Corporation to all or substantially all of the holders of Common Shares and/or other Equity Securities of the Corporation that rank equally with the Common Shares with respect to the payment of dividends or the return of capital; (iii) reorganization, consolidation, arrangement, amalgamation, merger, Reverse Takeover, Backdoor Listing, Qualifying Transaction or other similar transaction of the Corporation with or into any other corporation or other entity; (iv) sale of all or substantially all of the Common Shares of the Corporation; or (v) sale, lease, transfer or conveyance, directly or indirectly, of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the Holder, upon any exercise of its right hereunder to receive Common Shares after the effective date of such Capital Reorganization, shall be entitled to receive, for the same Exercise Price, and shall accept, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon such exercise, the aggregate number of shares which the Holder would have been entitled to hold as a result of such Capital Reorganization if, on the effective date thereof (or, if applicable in the case of (ii) above, the record date for determining the holders of Equity Securities entitled to participate therein), the Holder had been the registered Holder of the number of Common Shares that the Holder was theretofore entitled to acquire upon such exercise of the Warrant. If determined appropriate by the Board, acting reasonably and in good faith, and consented to by the Holder, appropriate adjustments shall be made following any such Capital Reorganization in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder and the adjustments to the exercise price and/or the number or type of shares, warrants or other securities, to the end that such provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of the Warrant evidenced by this Warrant Certificate.

(b)

If and whenever at any time after the date hereof and prior to the Expiration Time, any entity, including the Corporation, that, directly or indirectly, owns or controls all or substantially all of the business and assets of the Corporation (any such entity, a “Liquidity Entity”) proposes to complete a Liquidity Event, the Corporation shall provide the Holder with notice of such Liquidity Event in accordance with Section 10(h) and, if the Holder so elects by informing the Corporation in writing within ten (10) Business Days of receiving such notice, provided that the Holder has not already delivered a Voluntary Conversion Event Notice pursuant to Section 9 and been issued Warrant Shares in accordance with the terms and conditions of this Warrant Certificate, the Corporation shall (i) cause the Liquidity Entity to assume the due and punctual performance and observance of all the covenants and

11

conditions hereof to be performed or observed by the Corporation prior to the completion of the Liquidity Event; and (ii) subject to the right of holders of Common Shares to participate in a Liquidity Event of a Liquidity Entity, shall do all such other things as may be reasonably necessary to ensure the Holder is entitled to participate in the Liquidity Event in a manner and to an extent that is no less favourable economically to the Holder than what the Holder’s participation would have been in a Liquidity Event of the Corporation involving all or substantially all of the business and assets of the Corporation. Appropriate adjustments, as determined by the Board, acting reasonably and in good faith, and as consented to in writing by the Holder, shall be made to the Warrant prior to any such Liquidity Event as may be necessary to give effect to this intention of this subsection 10(b) and to ensure the Holder is in no way negatively affected economically as a result of the Liquidity Event being undertaken by an entity other than the Corporation.

(c)

The adjustments to the type of securities or property to be received by the Holder provided for herein are cumulative and such adjustments shall be made successively whenever any of the relevant events referred to herein shall occur. For purposes of the adjustments set forth above, the following provisions shall apply:

(i)

if a dispute shall at any time arise with respect to adjustments provided for herein, such dispute shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such other “big four” firm of independent chartered professional accountants as may be selected by action of the Board and any such determination, absent manifest error, shall be binding upon the Corporation and the Holder;

(ii)

in connection with the determination of any dispute pursuant to subsection 10(c)(i) the Corporation will provide such auditor or chartered professional accountant with access to all necessary records of the Corporation;

(iii)

as a condition precedent to the taking of any action which would require any adjustment in any attribute of the Warrant, including the class of shares or other securities or property (including cash) which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all shares or other securities that the Holder is entitled to receive on the total exercise thereof in accordance with the provisions of this subsection 10(c).

(d)

On the happening of each and every event referred to above that gives rise to an adjustment, the applicable provisions of this Warrant shall, ipso facto, be deemed to be amended accordingly and the Corporation shall and, if applicable, shall cause its Affiliates to take all necessary action so as to comply with such provisions as so amended. The Corporation shall provide the Holder with notice of any and all adjustments hereunder in accordance with subsection 10(h) as well as any

12

adjustment to the Equity Securities of the Corporation pursuant to the terms of the articles of the Corporation.

(e)

After any adjustment pursuant to this Section 10, the terms “Common Shares” and “Warrant Shares” where used in this Warrant Certificate shall be interpreted to mean the shares or other securities or property (including cash) following adjustments pursuant to this Section 10, that the Holder is entitled to receive upon the exercise of the Warrant hereby granted.

(f)

No fractional shares shall be issued upon the exercise of any rights pursuant to the Warrant granted hereby. To the extent that the Holder would otherwise be entitled to a fraction of a share, the number of Common Shares to be received shall be rounded up to the next whole number.

(g)

If in the opinion of the Board the provisions of this Section 10 are not strictly applicable, or if strictly applicable would not fairly protect the rights of the Holder in accordance with the intent and purposes hereof, the Board shall, with the written consent of the Holder, make any adjustment in such provisions as the Board deems appropriate for the benefit of the Holder.

(h)

The Corporation covenants with the Holder that so long as this Warrant Certificate remains in force, it will give notice to the Holder of its intention to fix a record date or take any action in respect of any event referred to in this Section 10, with such notice specifying the particulars of such event and the record date and/or the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given in each case not less than fourteen (14) days prior to such applicable record date or effective date, provided that notice of a Liquidity Event of a Liquidity Entity shall be given not less than thirty (30) days prior to such Liquidity Event. The Corporation shall also provide to the Holder such additional information and documents regarding such event as the Holder may reasonably request.

(i)

Notwithstanding any other provision hereof, in the event that the adjustment provisions in Section 10 hereof are less favourable to the Holder than the similar provisions of any right, option or warrant to acquire Equity Securities outstanding on the date hereof, then the Warrant shall be adjusted so that the Holder shall be treated equally to the holder(s) of such right, option or warrant.

11.	Nothing herein contained shall obligate the Holder to purchase and/or pay for any Common Shares, except for the Warrant Shares in respect of which the Holder shall have exercised this Warrant.

12.

The Holder shall have no rights whatsoever as a shareholder in respect of any of the Common Shares (including any rights to receive dividends or other distributions therefrom or thereon) unless and until the Holder shall have validly exercised this Warrant.

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13.	The Warrant is transferable by the Holder, its legal representative or its attorney duly appointed by an instrument in writing:

(a)	if an IPO has occurred, to any person;

(b)	if an IPO has not occurred, to:

(i)	any Affiliate or Related Person of the Holder; and

(ii)	any person that is not an Affiliate or Related Person of the Holder, upon written consent of the Corporation, not to be unreasonably withheld.

Any such transfer of the Warrant shall be accompanied by a completed and signed transfer form or direction and the Corporation will issue a new Warrant Certificate registered as specified in such transfer form or direction.

14.

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed the Corporation may, on such terms as it may in its reasonable discretion impose, issue and countersign a new Warrant Certificate of like denomination, tenor and date as the certificate so stolen, lost mutilated or destroyed.

15.

Upon surrender and payment as provided in Section 3, or the surrender as provided in Section 4, the Corporation will, subject to the terms hereof, forthwith issue to the person or persons named in the Exercise Form the Warrant Shares and such person or persons will be shareholders of the Corporation in respect of such Warrant Shares as at the time of surrender and payment notwithstanding any delay in the issuance of a share certificate or any other action in respect thereof.

16.

Any certificate issued in exchange or replacement for this Warrant Certificate and any certificate for any Warrant Shares issued pursuant to the exercise of the Warrant shall be subject to such resale restrictions and shall bear such legends as may be required under applicable securities laws or under the policies of any exchange upon which any of the Equity Securities may be listed from time to time, including the legend appearing on the face page of this Warrant Certificate to the extent that the hold period referred to therein has not expired. If, at any time, in the opinion of legal counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the Holder of any such legended certificate, at that Holder’s expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of legal counsel satisfactory to the Corporation) to the effect that such Holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

17.	Time shall be of the essence of this Warrant Certificate.

18.

In the event that the date on or by which any action is required to be taken pursuant to this Warrant Certificate is not a Business Day, then such action shall be required to be taken on or by, as the case may be, the next following day which is a Business Day.

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19.	Except as otherwise set forth herein, this Warrant Certificate shall be binding upon and enure to the benefit of the successors and assigns of the Holder and of the Corporation respectively.

20.	Any notice in writing required or permitted to be given hereunder shall be addressed to:

(a)	the Corporation at:

Sundial Growers Inc.
200, 919 – 11th Avenue S.W.
Calgary, Alberta T2R 1P3

	Attention:	[***]
	Email:	[***]

(b)	the Holder at:

SAF Jackson II LP
1900 Dome Tower
333 – 7th Avenue S.W.
Calgary, Alberta T2P 2Z1

	Attention:	[***]
	Email:	[***]

Any such notice delivered by email shall be deemed to have been given and received on the date of delivery provided that such date is a Business Day and otherwise on the next following date which is a Business Day and, if mailed, shall be deemed to be received on the Business Day following the date of mailing. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

21.	The Corporation hereby represents, warrants, confirms and agrees that:

(a)

this Warrant Certificate and the Warrant represented hereby are Credit Documents (as such term is defined in the Credit Agreement) and form an integral and material part of the consideration inducing the Holder and the other Lenders to enter into the Credit Agreement; and

(b)	without the issuance of the Warrant and the delivery of this Warrant Certificate to the Holder, the Holder would not have entered into the Credit Agreement.

22.	The Corporation hereby represents, warrants, covenants and agrees as follows:

(a)	it will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in this Warrant Certificate;

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(b)

it will, and it will cause its agents and representatives to, forthwith upon receipt of an Exercise Form accompanied by this Warrant Certificate issue the Warrant Shares to, or as directed by, the Holder and such person or persons will be shareholders of the Corporation in respect of such Warrant Shares immediately following the time of surrender notwithstanding any delay in the issuance of a share certificate in respect thereof;

(c)

all Common Shares issued upon exercise of the right to purchase provided for herein shall, upon payment of the Exercise Price, be issued as fully paid and non-assessable Common Shares free from all taxes, liens and charges with respect to the issuance thereof;

(d)	it is duly authorized and has all necessary corporate power and authority to create and issue the Warrant evidenced hereby and issue the Common Shares issuable upon the exercise of the Warrant;

(e)

this Warrant Certificate has been duly executed and this Warrant Certificate and the Warrant evidenced hereby represents valid, legal and binding obligations of the Corporation enforceable against the Corporation in accordance with the terms hereof, and the Corporation has the power and authority to issue this Warrant Certificate and to perform each of its obligations as herein contained; and

(f)

the execution and delivery of this Warrant Certificate by the Corporation are not, and the issuance of the Common Shares upon exercise of the Warrant and the performance by the Corporation of its other obligations in accordance with the terms hereof will not be, inconsistent with the Corporation’s charter or by-laws, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Corporation is a party or by which it is bound.

23.	The Borrower hereby represents, warrants, covenants and agrees as follows:

(a)

it shall, and shall cause its Affiliates to, do all such things as may be necessary to give full force and effect to the terms and intentions of this Warrant Certificate including, without limitation, assuming the due and punctual performance and observance of all of the covenants and conditions hereof to be performed or observed by the Corporation in the event the Borrower completes a Liquidity Event;

(b)

this Warrant Certificate has been duly executed and this Warrant Certificate represents valid, legal and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms hereof, and the Borrower has the power and authority to execute this Warrant Certificate and to perform each of its obligations as herein contained; and

(c)

the execution and delivery of this Warrant Certificate by the Borrower are not, and the performance by the Borrower of its obligations in accordance with the terms hereof will not be, inconsistent with the Borrower’s constitutional documents, and do not and will not contravene any provision of, or constitute a default under, any

16

indenture, mortgage, contract or other instruction of which the Borrower is a party or by which it is bound.

24.	This Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

25.

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom.

26.

Nothing herein contained shall prevent any Capital Reorganization of the Corporation or any Liquidity Event of any Liquidity Entity; provided, however, that the corporation or person formed by such Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with such Capital Reorganization shall, simultaneously with such Capital Reorganization, and the Liquidity Entity (and the Corporation and, if applicable, the Borrower shall cause such Liquidity Entity to) prior to such Liquidity Event, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation. If the Corporation shall be subject to a Capital Reorganization or if the Holder elects, pursuant to Section 10(b) to have a Liquidity Entity assume the obligations of the Corporation under this Warrant, the corporation or person formed by such Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with such Capital Reorganization or the Liquidity Entity, shall succeed to and be substituted for the Corporation hereunder and such changes in phraseology and form (but not in substance) may be made in this Warrant Certificate as may be appropriate in view of such Capital Reorganization or election.

27.

The Corporation and the Borrower each covenant and agree that it shall be liable to and indemnify the Holder and its managers and general partners and their respective directors, officers, employees, shareholders, partners and agents against all losses, claims, damages, liabilities and expenses caused by any failure by the corporation or person formed by any Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with a Capital Reorganization or, in the event the Holder so elects pursuant to Section 10(b), a Liquidity Entity, to assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation.

28.

Notwithstanding any other provision hereof, neither the Corporation nor the Borrower shall, and shall not permit any of their respective Affiliates to, take any action or fail to take any action which action or inaction, as applicable, would or could reasonably be expected to, directly or indirectly, result in the intention of the parties hereunder (which, for certainty, is for the Holder to not be negatively affected economically by any Capital Reorganization of the Corporation or any Liquidity Event of a Liquidity Entity) being circumvented or not being given full effect.

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29.	The terms and conditions of the Warrant or this Warrant Certificate may not be altered, amended or revised unless agreed to in writing by the Corporation and the Holder.

18

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [INSERT DATE OF ISSUANCE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

WARRANT CERTIFICATE

SUNDIAL GROWERS INC.

(Incorporated under the Business Corporations Act (Alberta))

This is to certify that for value received

SAF Jackson II LP

(hereinafter referred to as the “Holder”)

is the registered holder of a warrant (the “Warrant”) evidencing an irrevocable, unconditional and absolute right issued by Sundial Growers Inc. (the “Corporation”) to the Holder to subscribe for and purchase that number of common shares in the capital of the Corporation (“Common Shares”) equal to the quotient obtained by dividing (a) C$● [NTD: 45% of 60% of the Accommodation under Tranche B] by (b) the Exercise Price, upon and subject to the terms and conditions set forth in the “Warrant Terms and Conditions of Sundial Growers Inc.” attached hereto and forming a part hereof. All capitalized terms used on this face page and not otherwise defined have the meanings given to them in such attached terms and conditions.

The right to receive Common Shares hereunder may only be exercised by the Holder during the period herein specified by:

1.	completing, in the manner indicated, and executing the exercise form attached hereto as Schedule A (the “Exercise Form”);

2.	surrendering this Warrant Certificate and delivering the completed Exercise Form to the Corporation; and

3.

subject to Section 4 of the “Warrant Terms and Conditions of Sundial Growers Inc.” attached hereto, paying the Exercise Price either by cash, cheque or wire transfer payable to or to the order of the Corporation.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by a duly authorized officer effective as of ● .

SUNDIAL GROWERS INC.

Per:
Name:
Title:

IN WITNESS WHEREOF the Borrower (as defined herein) has caused this certificate to be signed by a duly authorized officer effective as of ●.

SGI PARTNERSHIP, by its managing partner, SGI MANAGING PARTNER INC.

Per:
Name:
Title:

2

WARRANT TERMS AND CONDITIONS OF

SUNDIAL GROWERS INC.

The following terms and conditions are attached to and form part of the grant of this Warrant to the Holder by Sundial Growers Inc.

1.	In this Warrant Certificate, unless the context otherwise requires:

“Affiliate” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

“Backdoor Listing” has the meaning ascribed to it in the Toronto Stock Exchange Company Manual;

“Board” means the board of directors of the Corporation or, if appointed, a special committee of directors appointed from time to time by the board of directors of the Corporation;

“Borrower” means SGI Partnership;

“Business Day” means a day which is not Saturday, Sunday or a day on which major commercial banks in Calgary, Alberta, Canada or New York, New York, U.S.A. are closed;

“C$” means, unless otherwise specifically indicated, Canadian dollars;

“Capital Reorganization” has the meaning ascribed to it in subsection 9(a);

“Common Shares” means the common shares in the capital of the Corporation as constituted from time to time;

“Corporation” means Sundial Growers Inc. and any successor thereto, including a successor referred to in Section 25;

“Credit Agreement” means the credit agreement dated June 27, 2019 among the Borrower, as borrower, the Lenders, as lenders and the Holder, as administrative agent;

“Equity Securities” means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such person’s capital, including any interest in a partnership, limited partnership or other similar person and any beneficial interest in a trust, and any and all rights, warrants, debentures, options or other rights exchangeable for or convertible into any of the foregoing;

“Exercise Form” means a notice of exercise of the Warrant substantially in the form of the exercise form attached hereto as Schedule A;

“Exercise Period” means the period commencing at 12:00 a.m. (Calgary time) on the Pricing Date and ending at the Expiration Time;

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“Exercise Price” means a price per Warrant Share equal to, as applicable:

(a)	120% of the IPO Price (1.20*(IPO Price)), if an IPO occurs prior to December 31, 2020; or

(b)	120% of the Last Private Funding Price (1.20*(Last Private Funding Price)), if an IPO has not occurred prior to December 31, 2020;

provided, however, that, if the Holder has delivered a Voluntary Conversion Event Notice, the “Exercise Price” shall mean the price per Warrant Share equal to 120% of the Last Private Funding Price (1.20*(Last Private Funding Price));

“Expiration Date” means the forty-eight (48) month anniversary of the date of this Warrant Certificate;

“Expiration Time” means 4:00 p.m. (Calgary time) on the Expiration Date;

“Fair Market Value” means:

(a)

if the Common Shares are listed for trading on a Recognized Stock Exchange, the volume-weighted average trading price of the Common Shares on the Recognized Stock Exchange on which the Common Shares are listed for the five (5) trading days preceding the date the Exercise Form is delivered; and

(b)	if the Common Shares are not listed for trading on a Recognized Stock Exchange:

(i)

if the Corporation has entered into an agreement pursuant to which a Liquidity Event would occur, the consideration per Common Share received or to be received by the holders thereof (whether consisting of cash and/or Free Trading Securities) under the Liquidity Event or the price (or deemed price) per Common Share at which the Liquidity Event would otherwise be completed; or

(ii)

if the Corporation has not entered into any such agreement described in paragraph (b)(i) above, the price per Common Share which could be negotiated in an arm’s length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction and both of whom have reasonable knowledge of all relevant facts concerning the Corporation, for the purchase and sale of all of the Equity Securities of the Corporation, as determined by an Independent Valuator;

“Free Trading Securities” means securities of an issuer other than the Corporation that are listed on a Recognized Stock Exchange and that are not subject to any restricted period or hold period under applicable securities laws in Canada or any other jurisdiction (other than in respect of resales by control persons or any escrow requirements of any agent or underwriter or an applicable stock exchange);

4

“Independent Valuator” has the meaning ascribed to it in subsection 7(b);

“IPO” means the occurrence of an event with respect to the Corporation or, if applicable, a Liquidity Entity, described in paragraph (d) of the definition of “Liquidity Event”;

“IPO Price” means the offering price per Common Share in an IPO;

“Last Private Funding Price” means the lesser of:

(a)	the Fair Market Value as of the opening of business on the Pricing Date; and

(b)

the lowest subscription price per Common Share issued by the Corporation to subscribers who are not Related Persons or Affiliates of the Corporation or its Affiliates at the time of the subscription, as part of an issuance or series of issuances of Common Shares in the Corporation’s most recent private placement transaction completed on or prior to the Pricing Date with minimum gross proceeds to the Corporation of C$2,500,000 which, for certainty, shall include the issuance of Common Shares pursuant to the terms of the Pre-IPO Convertible Debentures at an implied valuation of C$1,750,000,000 (or $30 per Common Share) (as defined in the Credit Agreement);

“Lenders” means, collectively, SAF Jackson II LP and any person who may become a Lender under the Credit Agreement from time to time;

“Liquidity Entity” has the meaning ascribed to it in subsection 9(b);

“Liquidity Event” means a transaction or series of transactions that results in any of the following:

(a)

an amalgamation, arrangement, merger, Reverse Takeover, Backdoor Listing, Qualifying Transaction, reorganization or other similar transaction of an entity with or into any other person whereby all of the issued and outstanding common shares or equivalent of such entity are sold, transferred or exchanged for cash and/or Free Trading Securities, or which results in all of the common shares or equivalent of such entity (or the securities of a successor issuer) being listed on a Recognized Stock Exchange and not being subject to any restricted period or hold period under applicable securities laws in Canada or any other jurisdiction (other than in respect of resales by control persons or any escrow requirements of an applicable stock exchange);

(b)

a sale or conveyance of the property and assets of an entity as an entirety or substantially as an entirety to any other person for consideration consisting of cash and/or Free Trading Securities and the subsequent distribution of all of such consideration to all of the holders of common shares or equivalent of such entity, on a pro rata basis;

5

(c)	the liquidation, dissolution or winding up of an entity or other distribution of the assets of such entity among its shareholders or equivalent for the purpose of winding up its affairs;

(d)

the sale by an entity of common shares or equivalent or other securities to members of the public whereby the common shares or equivalent or other securities sold are listed for trading on a Recognized Stock Exchange and such entity becomes, if it is not already, a “reporting issuer” (as that term or its equivalent is defined in applicable securities legislation) in any of the provinces of Canada;

(e)

any combination of the events or circumstances described in subsections (a), (b), (c) or (d) above, such that all of the common shares or equivalent of an entity shall be subject to one or more of subsections (a), (b), (c) or (d) above; or

(f)	any other event unanimously determined by the board of directors or equivalent of the entity to be a “Liquidity Event”;

“person” includes any individual, partnership, corporation or any other entity or association;

“Pricing Date” means the earlier of:

(a)	the date on which an IPO has occurred;

(b)

the earlier of the date of receipt of the Corporation’s notice delivered pursuant to Section 8 and the date on which a Voluntary Conversion Event has occurred, in each case, if the Holder delivers a Voluntary Conversion Event Notice; and

(c)	December 31, 2020;

“Qualifying Transaction” has the meaning ascribed to it in the TSX Venture Exchange Corporate Finance Manual;

“Recognized Stock Exchange” means the TSX Venture Exchange, the Toronto Stock Exchange, the Canadian Securities Exchange (CSE), the NASDAQ – National Market, the NASDAQ SmallCap Market, the New York Stock Exchange, the American Stock Exchange, the London Stock Exchange, the Alternative Investment Market of the London Stock Exchange, Euronext Paris, the Frankfurt Stock Exchange or the Tokyo Stock Exchange or other major stock exchange;

“Related Person” has the meaning ascribed to it in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators;

“Reverse Takeover” has the meaning ascribed to it in the TSX Venture Exchange Corporate Finance Manual;

“Voluntary Conversion Event” means the occurrence, prior to December 31, 2020, of:

6

(a)	a Default or an Event of Default (each as defined in the Credit Agreement) whether or not waived by the Holder; or

(b)	a Liquidity Event of the Corporation or a Liquidity Entity,

provided, however, that, an IPO shall not be a Voluntary Conversion Event;

“Voluntary Conversion Event Notice” has the meaning ascribed to it in Section 0;

“Warrant” means the warrant granted hereby, entitling the Holder to receive, for no additional consideration in any form whatsoever (except as otherwise contemplated in Section 3 hereof, as applicable), the Warrant Shares upon the terms and conditions herein provided;

“Warrant Certificate” means a certificate representing the Warrant formed by the face page hereof, these terms and conditions and Schedule A hereto; and

“Warrant Shares” means the number of Common Shares equal to the quotient obtained by dividing (a) C$● [NTD: 45% of 60% of the Accommodation under Tranche B] by (b) the Exercise Price.

2.

This Warrant may be exercised by the Holder at any time during the Exercise Period. Following (a) the Expiration Time, if the Holder does not exercise this Warrant during the Exercise Period, or (b) the issuance of the Warrant Shares to the Holder, if the Holder does exercise this Warrant during the Exercise Period in accordance with the terms and conditions herein, all rights conferred hereunder shall be void and the Warrant evidenced by this Warrant Certificate shall expire and be of no further force or effect. For greater certainty, subject to the occurrence of a Voluntary Conversion Event, the Warrant shall not be exercisable prior to December 31, 2020 unless an IPO has occurred.

3.

The Warrant granted hereunder shall be exercisable by delivery of an Exercise Form, given by the Holder to the Corporation and accompanied by this Warrant Certificate and, subject to Section 4 hereof, payment in cash or by cheque or wire transfer in an amount equal to the Exercise Price. Upon any such exercise of the Warrant as aforesaid, the Corporation shall, and shall cause its agents and representatives to, forthwith issue the Warrant Shares to the Holder (or to such other person as the Holder may direct in the Exercise Form).

4.

Notwithstanding Section 3, or any other clause of this Warrant Certificate, at the election of the Holder and in lieu of paying the Exercise Price, the Warrant granted hereunder shall be exercisable on a cashless basis by the delivery of an Exercise Form, given by the Holder to the Corporation and accompanied by this Warrant Certificate. Upon any such exercise of the Warrant as aforesaid, the Corporation shall, and shall cause its agents and representatives to, forthwith issue to the Holder (or to such other person as the Holder may direct in the Exercise Form) that number of Warrant Shares (representing the in-the-money portion of the Warrant Shares) equal to the product obtained by multiplying the aggregate number of Warrant Shares that may be acquired by the Holder under this Warrant Certificate by a fraction:

7

(a)	the numerator of which is the difference between:

(i)	an amount equal to the Fair Market Value as of the opening of business on date the Exercise Form is delivered; and

(ii)	the Exercise Price; and

(b)	the denominator of which is the Fair Market Value as of the opening of business on date the Exercise Form is delivered.

5.

Upon any such exercise of the Warrant, the Corporation shall deliver to the Holder (or to such other person as the Holder may direct in the Exercise Form), at the address or addresses specified in the Exercise Form, within three (3) Business Day following receipt by the Corporation of any such valid Exercise Form and, if applicable, payment of the Exercise Price:

(a)

a certificate or certificates registered in the name of the Holder (or such other person as the Holder may direct in the Exercise Form) representing the Warrant Shares acquired by the Holder hereunder;

(b)	a certificate of a senior officer of the Corporation, given without personal liability, setting forth:

(i)

a detailed calculation of the Exercise Price used to calculate the number of Warrant Shares acquired by the Holder hereunder, to the extent not previously delivered to the Holder pursuant to Section 6; and

(ii)	based on the foregoing, a detailed calculation confirming the number of Warrant Shares acquired by the Holder hereunder; and

(c)

such documents, information and records as the Corporation, acting reasonably, considers necessary for the Holder to verify the matters set forth in the certificate delivered pursuant to subsection 5(b), provided that the Holder may request, and the Corporation shall provide within two (2) Business Days of receiving such request, such additional documents, information and records as the Holder in its sole discretion, acting reasonably, determines necessary to verify the matters set forth in the certificate delivered pursuant to subsection 5(b).

6.

Within five (5) Business Days of the earlier to occur of (a) the date on which an IPO has occurred, and (b) December 31, 2020, the Corporation shall deliver to the Holder (or to such other person as the Holder may direct) at the address specified in subsection 19(b), a certificate of a senior officer of the Corporation, given without personal liability, setting forth a detailed calculation of the Exercise Price, together with such documents, information and records as the Corporation, acting reasonably, considers necessary for the Holder to verify the matters set forth in the certificate delivered pursuant to this Section 6, provided that the Holder may request, and the Corporation shall provide within two (2) Business Days of receiving such request, such additional documents, information and

8

records as the Holder in its sole discretion, acting reasonably, determines necessary to verify the matters set forth in the certificate delivered pursuant to this Section 6.

7.

The Fair Market Value shall, for the purposes of determining the Fair Market Value in the circumstances described in paragraph (b)(ii) of the definition of “Fair Market Value” in Section 1 hereof, be determined as follows:

(a)

prior to exercising this Warrant in accordance with the terms and conditions hereof, the Holder shall provide the Corporation with written notice of its intention to exercise the Warrant (a “Notice of Intention to Exercise”);

(b)

promptly upon, and in any event within five (5) Business Days after, receiving a Notice of Intention to Exercise, the Corporation shall retain at the Corporation’s sole cost and expense an independent accounting firm, chartered business valuator, investment bank or similar expert acceptable to the Holder, acting reasonably, (the “Independent Valuator”) to determine the Fair Market Value;

(c)

the Corporation and the Holder shall request that the Independent Valuator determine the Fair Market Value as quickly as practicable and, in any event, within thirty (30) days after the date of its selection having regard to any representations and submissions as to value which either the Corporation or the Holder wish to make and the report of the Independent Valuator concerning the Fair Market Value delivered to the Corporation and the Holder (the “Report”) shall be conclusive and binding on the Corporation and the Holder for a period of 180 days;

(d)

each of the Corporation and the Holder shall cooperate fully, as and to the extent reasonably requested by the Independent Valuator, in connection with the determination of the Fair Market Value, which cooperation shall include the provision of records and information which are relevant to conducting such valuation; and

(e)

following receipt of the Report, the Holder may, but nothing in this Warrant Certificate shall require it to, exercise the Warrant in accordance with the terms and conditions herein, provided that if the Holder so exercises the Warrant:

(i)

less than 180 days after the date of the most recent Report obtained in accordance with this Section 7 (the “Current Report”), the Holder may not deliver a new Notice of Intention to Exercise and the Fair Market Value in respect of such exercise shall be the Fair Market Value determined by the Current Report; or

(ii)

180 days or more after the date of the Current Report, the Holder shall deliver a new Notice of Intention to Exercise and the Fair Market Value shall be re-determined in accordance with this Section 7,

provided that in the event that the Holder does not wish to exercise the Warrants pursuant to Section 7(e) or if the Holder wishes to exercise the Warrants more than

9

180 days after the date of the Current Report pursuant to Section 7(e)(ii) above, the cost of the new Report shall be borne on the Holder.

8.	The Corporation will send the Holder a notice in writing notifying the Holder of a Voluntary Conversion Event:

(a)	as soon as reasonably practicable and in no event less than fourteen (14) days prior to any applicable record date or effective date of the Voluntary Conversion Event; or

(b)	if the Corporation does not have such prior knowledge of the occurrence of such Voluntary Conversion Event, immediately upon such occurrence becoming known to the Corporation.

Upon the earlier to occur of the receipt of the Corporation’s notice delivered pursuant to this Section 8 and the occurrence of a Voluntary Conversion Event, the Holder may, at its exclusive option, exercise its rights under this Warrant Certificate to acquire the Warrant Shares in accordance with the terms and conditions hereof upon notifying the Corporation thereof in writing (a “Voluntary Conversion Event Notice”) within ten (10) Business Days of receiving such notice.

9.	The securities to be received upon exercise of the Warrant shall be subject to adjustment from time to time in the events and in the manner provided for below:

(a)

If and whenever at any time during the Exercise Period there shall be a (i) reclassification, split, subdivision, reduction, combination or consolidation of or amendment or change to any of the Common Shares at any time outstanding or a change of the outstanding Common Shares into, or exchange of the outstanding Common Shares for, other securities of the Corporation or any other entity; (ii) issuance of Common Shares or other Equity Securities to all or substantially all of the holders of Common Shares and/or other Equity Securities of the Corporation that rank equally with the Common Shares with respect to the payment of dividends or the return of capital as a stock dividend or issuance of rights, options or warrants to acquire Common Shares or other Equity Securities of the Corporation to all or substantially all of the holders of Common Shares and/or other Equity Securities of the Corporation that rank equally with the Common Shares with respect to the payment of dividends or the return of capital; (iii) reorganization, consolidation, arrangement, amalgamation, merger, Reverse Takeover, Backdoor Listing, Qualifying Transaction or other similar transaction of the Corporation with or into any other corporation or other entity; (iv) sale of all or substantially all of the Common Shares of the Corporation; or (v) sale, lease, transfer or conveyance, directly or indirectly, of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being herein called a “Capital Reorganization”), the Holder, upon any exercise of its right hereunder to receive Common Shares after the effective date of such Capital Reorganization, shall be entitled to receive, for the same Exercise Price, and shall accept, in lieu of the number of Common Shares to which the

10

Holder was theretofore entitled upon such exercise, the aggregate number of shares which the Holder would have been entitled to hold as a result of such Capital Reorganization if, on the effective date thereof (or, if applicable in the case of (ii) above, the record date for determining the holders of Equity Securities entitled to participate therein), the Holder had been the registered Holder of the number of Common Shares that the Holder was theretofore entitled to acquire upon such exercise of the Warrant. If determined appropriate by the Board, acting reasonably and in good faith, and consented to by the Holder, appropriate adjustments shall be made following any such Capital Reorganization in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder and the adjustments to the exercise price and/or the number or type of shares, warrants or other securities, to the end that such provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property (including cash) thereafter deliverable upon the exercise of the Warrant evidenced by this Warrant Certificate.

(b)

If and whenever at any time after the date hereof and prior to the Expiration Time, any entity, including the Corporation, that, directly or indirectly, owns or controls all or substantially all of the business and assets of the Corporation (any such entity, a “Liquidity Entity”) proposes to complete a Liquidity Event, the Corporation shall provide the Holder with notice of such Liquidity Event in accordance with Section 9(h) and, if the Holder so elects by informing the Corporation in writing within ten (10) Business Days of receiving such notice, provided that the Holder has not already delivered a Voluntary Conversion Event Notice pursuant to Section 8 and been issued Warrant Shares in accordance with the terms and conditions of this Warrant Certificate, the Corporation shall (i) cause the Liquidity Entity to assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation prior to the completion of the Liquidity Event; and (ii) subject to the right of holders of Common Shares to participate in a Liquidity Event of a Liquidity Entity, shall do all such other things as may be reasonably necessary to ensure the Holder is entitled to participate in the Liquidity Event in a manner and to an extent that is no less favourable economically to the Holder than what the Holder’s participation would have been in a Liquidity Event of the Corporation involving all or substantially all of the business and assets of the Corporation. Appropriate adjustments, as determined by the Board, acting reasonably and in good faith, and as consented to in writing by the Holder, shall be made to the Warrant prior to any such Liquidity Event as may be necessary to give effect to this intention of this subsection 9(b) and to ensure the Holder is in no way negatively affected economically as a result of the Liquidity Event being undertaken by an entity other than the Corporation.

(c)

The adjustments to the type of securities or property to be received by the Holder provided for herein are cumulative and such adjustments shall be made successively whenever any of the relevant events referred to herein shall occur. For purposes of the adjustments set forth above, the following provisions shall apply:

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(i)

if a dispute shall at any time arise with respect to adjustments provided for herein, such dispute shall be conclusively determined by the Corporation’s auditors or, if they are unable or unwilling to act, by such other “big four” firm of independent chartered professional accountants as may be selected by action of the Board and any such determination, absent manifest error, shall be binding upon the Corporation and the Holder;

(ii)

in connection with the determination of any dispute pursuant to subsection 9(c)(i) the Corporation will provide such auditor or chartered professional accountant with access to all necessary records of the Corporation;

(iii)

as a condition precedent to the taking of any action which would require any adjustment in any attribute of the Warrant, including the class of shares or other securities or property (including cash) which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all shares or other securities that the Holder is entitled to receive on the total exercise thereof in accordance with the provisions of this subsection 9(c).

(d)

On the happening of each and every event referred to above that gives rise to an adjustment, the applicable provisions of this Warrant shall, ipso facto, be deemed to be amended accordingly and the Corporation shall and, if applicable, shall cause its Affiliates to take all necessary action so as to comply with such provisions as so amended. The Corporation shall provide the Holder with notice of any and all adjustments hereunder in accordance with subsection 9(h) as well as any adjustment to the Equity Securities of the Corporation pursuant to the terms of the articles of the Corporation.

(e)

After any adjustment pursuant to this Section 9, the terms “Common Shares” and “Warrant Shares” where used in this Warrant Certificate shall be interpreted to mean the shares or other securities or property (including cash) following adjustments pursuant to this Section 9, that the Holder is entitled to receive upon the exercise of the Warrant hereby granted.

(f)

No fractional shares shall be issued upon the exercise of any rights pursuant to the Warrant granted hereby. To the extent that the Holder would otherwise be entitled to a fraction of a share, the number of Common Shares to be received shall be rounded up to the next whole number.

(g)

If in the opinion of the Board the provisions of this Section 9 are not strictly applicable, or if strictly applicable would not fairly protect the rights of the Holder in accordance with the intent and purposes hereof, the Board shall, with the written consent of the Holder, make any adjustment in such provisions as the Board deems appropriate for the benefit of the Holder.

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(h)

The Corporation covenants with the Holder that so long as this Warrant Certificate remains in force, it will give notice to the Holder of its intention to fix a record date or take any action in respect of any event referred to in this Section 9, with such notice specifying the particulars of such event and the record date and/or the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given in each case not less than fourteen (14) days prior to such applicable record date or effective date, provided that notice of a Liquidity Event of a Liquidity Entity shall be given not less than thirty (30) days prior to such Liquidity Event. The Corporation shall also provide to the Holder such additional information and documents regarding such event as the Holder may reasonably request.

(i)

Notwithstanding any other provision hereof, in the event that the adjustment provisions in Section 9 hereof are less favourable to the Holder than the similar provisions of any right, option or warrant to acquire Equity Securities outstanding on the date hereof, then the Warrant shall be adjusted so that the Holder shall be treated equally to the holder(s) of such right, option or warrant.

10.	Nothing herein contained shall obligate the Holder to purchase and/or pay for any Common Shares, except for the Warrant Shares in respect of which the Holder shall have exercised this Warrant.

11.

The Holder shall have no rights whatsoever as a shareholder in respect of any of the Common Shares (including any rights to receive dividends or other distributions therefrom or thereon) unless and until the Holder shall have validly exercised this Warrant.

12.	The Warrant is transferable by the Holder, its legal representative or its attorney duly appointed by an instrument in writing:

(a)	if an IPO has occurred, to any person;

(b)	if an IPO has not occurred, to:

(i)	any Affiliate or Related Person of the Holder; and

(ii)	any person that is not an Affiliate or Related Person of the Holder, upon written consent of the Corporation, not to be unreasonably withheld.

Any such transfer of the Warrant shall be accompanied by a completed and signed transfer form or direction and the Corporation will issue a new Warrant Certificate registered as specified in such transfer form or direction.

13.

If this Warrant Certificate becomes stolen, lost, mutilated or destroyed the Corporation may, on such terms as it may in its reasonable discretion impose, issue and countersign a new Warrant Certificate of like denomination, tenor and date as the certificate so stolen, lost mutilated or destroyed.

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14.

Upon surrender and payment as provided in Section 3, or the surrender as provided in Section 4, the Corporation will, subject to the terms hereof, forthwith issue to the person or persons named in the Exercise Form the Warrant Shares and such person or persons will be shareholders of the Corporation in respect of such Warrant Shares as at the time of surrender and payment notwithstanding any delay in the issuance of a share certificate or any other action in respect thereof.

15.

Any certificate issued in exchange or replacement for this Warrant Certificate and any certificate for any Warrant Shares issued pursuant to the exercise of the Warrant shall be subject to such resale restrictions and shall bear such legends as may be required under applicable securities laws or under the policies of any exchange upon which any of the Equity Securities may be listed from time to time, including the legend appearing on the face page of this Warrant Certificate to the extent that the hold period referred to therein has not expired. If, at any time, in the opinion of legal counsel to the Corporation, such legends are no longer necessary in order to avoid a violation of any such laws, or the Holder of any such legended certificate, at that Holder’s expense, provides the Corporation with evidence satisfactory in form and substance to the Corporation (which may include an opinion of legal counsel satisfactory to the Corporation) to the effect that such Holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Corporation in exchange for a certificate which does not bear such legend.

16.	Time shall be of the essence of this Warrant Certificate.

17.

In the event that the date on or by which any action is required to be taken pursuant to this Warrant Certificate is not a Business Day, then such action shall be required to be taken on or by, as the case may be, the next following day which is a Business Day.

18.	Except as otherwise set forth herein, this Warrant Certificate shall be binding upon and enure to the benefit of the successors and assigns of the Holder and of the Corporation respectively.

19.	Any notice in writing required or permitted to be given hereunder shall be addressed to:

(a)	the Corporation at:

Sundial Growers Inc.
200, 919 – 11th Avenue S.W.
Calgary, Alberta T2R 1P3

	Attention:	[***]
	Email:	[***]

(b)	the Holder at:

SAF Jackson II LP
1900 Dome Tower
333 – 7th Avenue S.W.

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Calgary, Alberta T2P 2Z1

Attention:	[***]
Email:	[***]

Any such notice delivered by email shall be deemed to have been given and received on the date of delivery provided that such date is a Business Day and otherwise on the next following date which is a Business Day and, if mailed, shall be deemed to be received on the Business Day following the date of mailing. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

20.	The Corporation hereby represents, warrants, confirms and agrees that:

(a)

this Warrant Certificate and the Warrant represented hereby are Credit Documents (as such term is defined in the Credit Agreement) and form an integral and material part of the consideration inducing the Holder and the other Lenders to enter into the Credit Agreement; and

(b)	without the issuance of the Warrant and the delivery of this Warrant Certificate to the Holder, the Holder would not have entered into the Credit Agreement.

21.	The Corporation hereby represents, warrants, covenants and agrees as follows:

(a)	it will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in this Warrant Certificate;

(b)

it will, and it will cause its agents and representatives to, forthwith upon receipt of an Exercise Form accompanied by this Warrant Certificate issue the Warrant Shares to, or as directed by, the Holder and such person or persons will be shareholders of the Corporation in respect of such Warrant Shares immediately following the time of surrender notwithstanding any delay in the issuance of a share certificate in respect thereof;

(c)

all Common Shares issued upon exercise of the right to purchase provided for herein shall, upon payment of the Exercise Price, be issued as fully paid and non-assessable Common Shares free from all taxes, liens and charges with respect to the issuance thereof;

(d)	it is duly authorized and has all necessary corporate power and authority to create and issue the Warrant evidenced hereby and issue the Common Shares issuable upon the exercise of the Warrant;

(e)

this Warrant Certificate has been duly executed and this Warrant Certificate and the Warrant evidenced hereby represents valid, legal and binding obligations of the Corporation enforceable against the Corporation in accordance with the terms

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hereof, and the Corporation has the power and authority to issue this Warrant Certificate and to perform each of its obligations as herein contained; and

(f)

the execution and delivery of this Warrant Certificate by the Corporation are not, and the issuance of the Common Shares upon exercise of the Warrant and the performance by the Corporation of its other obligations in accordance with the terms hereof will not be, inconsistent with the Corporation’s charter or by-laws, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Corporation is a party or by which it is bound.

22.	The Borrower hereby represents, warrants, covenants and agrees as follows:

(a)

it shall, and shall cause its Affiliates to, do all such things as may be necessary to give full force and effect to the terms and intentions of this Warrant Certificate including, without limitation, assuming the due and punctual performance and observance of all of the covenants and conditions hereof to be performed or observed by the Corporation in the event the Borrower completes a Liquidity Event;

(b)

this Warrant Certificate has been duly executed and this Warrant Certificate represents valid, legal and binding obligations of the Borrower enforceable against the Borrower in accordance with the terms hereof, and the Borrower has the power and authority to execute this Warrant Certificate and to perform each of its obligations as herein contained; and

(c)

the execution and delivery of this Warrant Certificate by the Borrower are not, and the performance by the Borrower of its obligations in accordance with the terms hereof will not be, inconsistent with the Borrower’s constitutional documents, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instruction of which the Borrower is a party or by which it is bound.

23.	This Warrant Certificate shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

24.

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom.

25.

Nothing herein contained shall prevent any Capital Reorganization of the Corporation or any Liquidity Event of any Liquidity Entity; provided, however, that the corporation or person formed by such Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with such Capital Reorganization shall, simultaneously with such Capital Reorganization, and the Liquidity Entity (and the Corporation and, if applicable, the Borrower shall cause such Liquidity Entity to) prior to such Liquidity Event, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or

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observed by the Corporation. If the Corporation shall be subject to a Capital Reorganization or if the Holder elects, pursuant to Section 9(b) to have a Liquidity Entity assume the obligations of the Corporation under this Warrant, the corporation or person formed by such Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with such Capital Reorganization or the Liquidity Entity, shall succeed to and be substituted for the Corporation hereunder and such changes in phraseology and form (but not in substance) may be made in this Warrant Certificate as may be appropriate in view of such Capital Reorganization or election.

26.

The Corporation and the Borrower each covenant and agree that it shall be liable to and indemnify the Holder and its managers and general partners and their respective directors, officers, employees, shareholders, partners and agents against all losses, claims, damages, liabilities and expenses caused by any failure by the corporation or person formed by any Capital Reorganization or which acquires all or substantially all of the Common Shares or properties and assets of the Corporation in connection with a Capital Reorganization or, in the event the Holder so elects pursuant to Section 9(b), a Liquidity Entity, to assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation.

27.

Notwithstanding any other provision hereof, neither the Corporation nor the Borrower shall, and shall not permit any of their respective Affiliates to, take any action or fail to take any action which action or inaction, as applicable, would or could reasonably be expected to, directly or indirectly, result in the intention of the parties hereunder (which, for certainty, is for the Holder to not be negatively affected economically by any Capital Reorganization of the Corporation or any Liquidity Event of a Liquidity Entity) being circumvented or not being given full effect.

28.	The terms and conditions of the Warrant or this Warrant Certificate may not be altered, amended or revised unless agreed to in writing by the Corporation and the Holder.

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